OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2017
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2015 through July 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                       Pioneer Classic
                       Balanced Fund

--------------------------------------------------------------------------------
                       Annual Report | July 31, 2016
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A     AOBLX
                       Class C     PCBCX
                       Class K     PCBKX
                       Class R     CBPRX
                       Class Y     AYBLX

                       [LOGO] PIONEER
                              Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          47

Notes to Financial Statements                                                 56

Report of Independent Registered Public Accounting Firm                       68

Trustees, Officers and Service Providers                                      70

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
July 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/16 3

Portfolio Management Discussion | 7/31/16

Both the domestic equity and fixed-income markets produced positive returns over the 12-month period ended July 31, 2016, but not without encountering high levels of volatility featuring several shifts, and even reversals in sentiment as investors reacted to a series of contrasting events and concerns. In the following interview, Walter Hunnewell, Jr., Charles Melchreit, and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the 12-month period. Mr. Hunnewell, a vice president and portfolio manager at Pioneer, Mr. Melchreit, Director of Investment-Grade Management, a senior vice president, and a portfolio manager at Pioneer, and Mr. Komenda, a vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund. Mr. Melchreit and Mr. Komenda became members of the Fund's management team on March 18, 2016, following the retirement of Richard Schlanger.

Q    How did the Fund perform during the 12-month period ended July 31, 2016?

A Pioneer Classic Balanced Fund's Class A shares returned 0.88% at net asset value during the 12-month period ended July 31, 2016, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Barclays Government/Credit Bond Index (the Barclays Index), returned 5.60% and 6.78%, respectively. During the same period, the average return of the 566 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 2.03%, and the average return of the 898 mutual funds in Morningstar's Moderate Allocation Funds category was 1.86%.

Q How would you describe the environment in the domestic equity and bond markets during the 12-month period ended July 31, 2016?

A The U.S. equity and bond markets each endured successive waves of shifting trends over the 12-month period, but each ended the Fund's fiscal year with positive returns. During the first six months of the period, both markets came under pressure generated by a host of concerns, including worries that the domestic economy was slowing down, and could even fall back into recession, as well as concerns exacerbated by falling energy prices, which led to weakening levels of capital investment. Sluggish job growth and wariness that the U.S. Federal Reserve (the Fed) might act too aggressively in raising short-term interest rates - in the wake of the Fed's December 2015 rate hike - further increased investors' anxieties.

     The domestic stock market slumped badly from January through the middle of February 2016. January 2016 was, in fact, one of the worst opening months of a calendar year for the market on record. In the fixed-income market, the more credit-sensitive sectors moved in a parallel

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/16 direction to equities during the early part of the period as spreads on corporate bonds - particularly high-yield corporates - declined. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Within the credit sectors, the debt instruments issued by industrial companies reliant on the energy industry performed particularly poorly as the effects of falling oil prices worked their way into other parts of the economy. As the credit spreads widened, Treasuries gained in value and outperformed. Meanwhile, falling market interest rates led to outperformance by longer-duration portfolios. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     The market slump came to an abrupt end in the middle of February, however, as oil prices stabilized and then rose, and the job market showed renewed vitality. Stock prices started recovering and credit spreads finally tightened, leading to stronger performance by credit-sensitive debt, with the rally led by high-yield corporates. The strong rebound in both the equity and fixed-income markets persisted almost unabated through the end of the period on July 31, 2016, despite a dramatic - but temporary - reversal in late June triggered by the surprising victory of the "leave" side in the United Kingdom's (U.K.'s) referendum vote on leaving the European Union ("Brexit").

     While the credit-sensitive sectors of the fixed-income market were rebounding in the final months of the Fund's fiscal year, long-term and intermediate-term interest rates continued to move lower, benefitting longer-duration investments, especially Treasuries and government-agency bonds. Moreover, as international investors allocated additional money to the United States late in the period in reaction to uncertainties created by the Brexit vote, the U.S. dollar strengthened, adding fuel to the rally in Treasuries.

Q Did you change the Fund's allocation between stocks and fixed-income investments during the 12-month period ended July 31, 2016?

A The Fund's allocations to equities and fixed-income securities remained relatively consistent over the 12 months. At the start of the period, 63% of the Fund's assets were in equities, and at the conclusion of the period, that number was at 62%. Fixed-income investments represented 37% of the Fund's assets at the beginning of the 12-month period, and 38% as of July 31, 2016. The portfolio's exposure to equities did decline temporarily in January and early February 2016 as a result of the market sell-offs that characterized that timeframe, but the equity exposure moved back up as stock prices rebounded in the middle of February.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/16 5

Q What investment strategies or individual holdings most affected the benchmark-relative performance of the Fund's equity portfolio during the 12-month period ended July 31, 2016?

A The Fund's equity portfolio faced a series of challenges during the period, and ended up lagging the return of the benchmark S&P 500 for the full 12 months. The Fund's significant underweights in both the utilities and telecommunication services sectors, which were the two top-performing sectors in the S&P 500 over the 12-month period, detracted from benchmark-relative returns. Historically, both sectors have tended to offer above-average dividend yields, and that proved attractive to yield-oriented investors during the period, given the low rates (yields) available in the fixed-income market. While our investment strategy emphasizes dividend yield when selecting stocks for the Fund's portfolio, we nevertheless de-emphasized the utilities and telecom services sectors during the period, in favor of owning shares of companies that are more growth and cyclically driven, particularly those that we feel have the potential to increase their dividends* over time. Our decision to significantly overweight the portfolio in health care during the period also detracted from the Fund's benchmark-relative returns, as the sector's performance lagged that of the S&P 500 over the 12 months.

     Despite underperforming the S&P 500, the Fund still saw solid performance from a number of equity holdings during the 12-month period. The top contributor to the Fund's benchmark-relative returns during the period was a position in software company Microsoft, which performed well as investors began appreciating the value of Microsoft's strong presence in the fast-growing market for providing services in the cloud-based computing area of the industry. The second-largest contributor to the Fund's relative performance during the period was a position in Iron Mountain, a leading provider of physical storage services for paper documents. The company recently completed a successful acquisition, while at the same time broadening its storage services and increasing its stock dividend. Shares of value-oriented retail store chain Dollar General, a holding in the consumer discretionary sector, was the Fund's third-best performance contributor during the period. Dollar General benefited from the increased spending power of its lower-income customer base, a positive side effect of declining energy prices. Rounding out the top five contributors to the Fund's benchmark-relative performance during the 12-month period were positions in brewing company Molson-Coors and food products company Hershey. Molson-Coors is likely to benefit from consolidation in the global brewing industry, and Hershey showed surprising earnings strength resulting from reduced input prices and cost actions by the company's management.

*    Dividends are not guaranteed.

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

     Positions that detracted from the Fund's benchmark-relative returns during the period included biotech company Gilead, which was the biggest drag on relative performance. Gilead's stock price declined when the market began doubting the potential of the company's Hepatitis C franchise; those concerns, in turn, overshadowed the strength of Gilead's HIV-related business. Our dividend-income-focused stock selection strategy leaves some room for investment in more growth-oriented, non-dividend-paying equities, such as Gilead. When we made the initial investment in Gilead, the company did not pay a dividend; however, it subsequently initiated one, which it has continued to pay. We reduced the Fund's position in Gilead towards the end of the 12-month period. The second-biggest detractor from benchmark-relative returns during the period was a position in another pharmaceutical firm, AbbVie. Despite the company's generous dividend, the stock underperformed due to concerns about the patent life of its rheumatoid arthritis drug Humira. We sold the Fund's position before period end.

     The third- and fourth-biggest detractors from the Fund's relative returns during the period also were in the health care sector: drug-distribution company McKesson, and pharmaceutical chain/prescription benefits manager CVS Health. McKesson's stock underperformed as price inflation for generic drugs eroded the company's earnings power. We sold the Fund's position before period end. With regard to CVS, the Fund had an overweight position in the stock, which produced disappointing results when the market developed concerns about the company's ability to retain and win institutional clients for its pharmaceutical benefits management business. We retained the Fund's position in CVS, though, as the company has demonstrated an ability to win and retain those clients. Finally, in the financials sector, the Fund's shares of banking corporation Wells Fargo detracted from benchmark-relative performance.

     With regard to overall positioning within the equity portfolio, we maintained the Fund's underweights to utilities and telecom services as of the end of the period, despite the sectors' strong performance during the past 12 months. The materials sector represents the portfolio's third-largest underweight. The Fund's largest overweight at period end was in health care. In addition, the Fund ended the 12-month period with overweights in consumer staples and consumer discretionary. Over the 12 months, we added significantly to the portfolio's position in consumer staples, which is one defensive sector where we believe both valuation and dividend growth remain attractive. We also added to the Fund's holdings in consumer discretionary and industrials. While health care remains the Fund's largest overweight, we significantly reduced the portfolio's exposure to the sector over the 12-month period. We also reduced the weightings in the materials and information technology sectors.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/16 7

Q What investment strategies most affected the benchmark-relative performance of the Fund's fixed-income portfolio during the 12-month period ended July 31, 2016?

A The return of the Fund's fixed-income portfolio trailed the return of the benchmark Barclays Index over the 12-month period. The portfolio's short-duration stance compared with the benchmark was the major factor holding back the Fund's relative results. During the course of the Fund's fiscal year, the portfolio's duration averaged 1.7 years less than that of the Barclays index. The Fund's duration positioning proved to be a disadvantage during the 12-month period as longer-maturity debt outperformed in the wake of declining interest rates.

     The negative effects of duration positioning on the Fund's benchmark-relative returns were offset, somewhat, by good sector allocation decisions, although individual security selection had a slight negative influence on relative results. From the outset of the period, we were less pessimistic on the economy than the overall market, and so we overweighted the portfolio in the credit-sensitive sectors - especially corporate bonds
     - while significantly underweighting U.S. Treasuries. In addition, when the credit sectors underperformed early in the 12-month period, we took advantage of the more attractive prices and increased the Fund's allocation. While the tactic hurt benchmark-relative performance early in the 12-month period, it turned out to be a major advantage when credit-sensitive debt rallied over the final months of the Fund's fiscal year. Significantly, we held and added to portfolio positions in the corporate debt of energy issuers, especially those in the processing and energy transportation industries, such as pipeline companies. That exposure made a large contribution to the Fund's benchmark-relative performance over the final months of the period.

     As of July 31, 2016, the Fund was significantly underweight in U.S. Treasuries and government-agency bonds, which represent more than 50% of the Barclays Index. Finally, the portfolio's effective duration was 4.5 years as of period end.

Q Did the Fund have any investments in derivative securities during the 12-month period? If so, did the holdings affect benchmark-relative performance?

A Yes, in the Fund's fixed-income portfolio, we invested in some Treasury futures contracts as part of our strategy to keep a low duration. Because the Fund's shorter-duration positioning detracted from benchmark-relative performance, the use of Treasury futures was a slight negative factor. We used no derivatives in the equity portfolio.

8  Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Q What factors affected the Fund's yield, or distributions to shareholders, during the 12-month period ended July 31, 2016?

A The Fund's quarterly dividend distributions ended the period at the same level as at the start, after moving down twice and moving back up twice over the course of the 12 months. Declining market interest rates tended to hold down the Fund's current income during the period, while our focus on owning dividend-paying stocks in the equity portfolio tended to provide support for the Fund's dividend level.

Q    What is your investment outlook?

A    We believe the domestic economy, as measured by gross domestic product
     (GDP), should grow by 1.50% to 2.00% overall during 2016, supported by continued monetary accommodation by the Fed. We believe strong consumer spending, helped by an improving job market, should be the main factor sustaining this GDP growth.

     In managing the Fund's equity portfolio, we expect to remain cautious because corporate earnings growth has been relatively modest of late. We intend to favor investing in companies with a domestic orientation that we believe can benefit from moderate growth in consumer spending. That said, any weakening of the U.S. dollar (USD) would improve investment opportunities in more export-oriented companies and potentially lead to a resurgence in the industrials sector. So we plan to be watchful for any such change in the USD. We retain our traditional preference for owning shares of quality, large-cap companies that we believe can sustain solid earnings growth.

     In managing the Fund's fixed-income portfolio, we remain heavily underweight to Treasuries relative to the Barclays Index, although we may attempt to offset that positioning, to a certain degree, with a sizable allocation to government-agency mortgages, which are not a benchmark component. We are satisfied, at the present time, with the portfolio's exposures to non-agency mortgages and floating-rate bank loans, but we are analyzing the Fund's holdings of event-linked (insurance industry) bonds, and may choose to reduce that allocation going forward. We believe the risk of a backup in interest rates has increased, and so we remain comfortable with the Fund's short-duration stance relative to the Barclays Index.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/16 9

Please refer to the Schedule of Investments on pages 20-46 for a full listing of Fund Securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Portfolio Summary | 7/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         59.0%
U.S. Corporate Bonds                                                       12.7%
U.S. Government Securities                                                 12.4%
International Corporate Bonds                                               5.1%
Collateralized Mortgage Obligations                                         3.4%
International Common Stocks                                                 2.3%
Asset Backed Securities                                                     1.6%
Municipal Bonds                                                             1.1%
Senior Secured Loans                                                        0.9%
U.S. Preferred Stocks                                                       0.6%
Depositary Receipts for International Stocks                                0.5%
Convertible Preferred Stocks                                                0.3%
Foreign Government Bonds                                                    0.1%

* Includes investments in insurance-linked securities totaling 1.6% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.8%
Information Technology                                                     13.3%
Government                                                                 13.0%
Health Care                                                                11.5%
Consumer Discretionary                                                     10.2%
Industrials                                                                 8.5%
Consumer Staples                                                            8.1%
Energy                                                                      7.0%
Utilities                                                                   2.1%
Telecommunication Services                                                  1.8%
Materials                                                                   1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Pfizer, Inc.                                                          3.35%
--------------------------------------------------------------------------------
 2.  Microsoft Corp.                                                       3.22
--------------------------------------------------------------------------------
 3.  Alphabet, Inc.                                                        2.49
--------------------------------------------------------------------------------
 4.  The Home Depot, Inc.                                                  2.29
--------------------------------------------------------------------------------
 5.  Wells Fargo & Co.                                                     2.16
--------------------------------------------------------------------------------
 6.  Johnson & Johnson                                                     1.70
--------------------------------------------------------------------------------
 7.  Medtronic Plc                                                         1.58
--------------------------------------------------------------------------------
 8.  Apple, Inc.                                                           1.56
--------------------------------------------------------------------------------
 9.  The Hershey Co.                                                       1.52
--------------------------------------------------------------------------------
 10. CVS Health Corp.                                                      1.49
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 11

Prices and Distributions | 7/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                          7/31/16                       7/31/15
--------------------------------------------------------------------------------
          A                            $ 9.07                        $ 9.36
--------------------------------------------------------------------------------
          C                            $ 9.00                        $ 9.30
--------------------------------------------------------------------------------
          R                            $ 9.06                        $ 9.36
--------------------------------------------------------------------------------
          Y                            $ 9.11                        $ 9.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                          7/31/16                       12/1/15*
--------------------------------------------------------------------------------
          K                            $ 9.06                        $ 9.01
--------------------------------------------------------------------------------

*    Class K shares commenced operations on December 1, 2015.

Distributions per Share: 8/1/15-7/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Net Investment      Short-Term          Long-Term
        Class             Income         Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A              $ 0.1756            $  --              $ 0.1829
--------------------------------------------------------------------------------
          C              $ 0.1109            $  --              $ 0.1829
--------------------------------------------------------------------------------
          K              $ 0.1443            $  --              $ 0.0053
--------------------------------------------------------------------------------
          R              $ 0.1667            $  --              $ 0.1829
--------------------------------------------------------------------------------
          Y              $ 0.1921            $  --              $ 0.1829
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Barclays Government/Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Performance Update | 7/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                                   Barclays
                                                   Govern-
                  Net           Public             ment/                Standard
                  Asset         Offering           Credit               & Poor's
                  Value         Price              Bond                 500
Period            (NAV)         (POP)              Index                Index
--------------------------------------------------------------------------------
10 Years          6.08%         5.59%              5.17%                 7.74%
5 Years           7.97          6.98               3.88                 13.36
1 Year            0.88         -3.65               6.78                  5.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                    Gross                    Net
--------------------------------------------------------------------------------
                    1.32%                    1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer             Barclays                 Standard &
                    Classic             Government/              Poor's 500
                    Balanced Fund       Credit Bond Index        Index
7/06                $ 9,550              $10,000                  $10,000
7/07                $10,543              $10,568                  $11,612
7/08                $ 9,750              $11,222                  $10,325
7/09                $ 9,267              $12,023                  $ 8,265
7/10                $10,201              $13,098                  $ 9,409
7/11                $11,738              $13,690                  $11,258
7/12                $12,208              $14,847                  $12,283
7/13                $14,065              $14,550                  $15,351
7/14                $15,982              $15,122                  $17,949
7/15                $17,073              $15,507                  $19,958
7/16                $17,223              $16,557                  $21,077

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 13

Performance Update | 7/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                          Barclays
                                          Govern-
                                          ment/         Standard
                                          Credit        & Poor's
                If           If Re-       Bond          500
Period          Held         deemed       Index         Index
--------------------------------------------------------------------------------
10 Years        5.19%        5.19%        5.17%          7.74%
5 Years         7.11         7.11         3.88          13.36
1 Year          0.04         0.04         6.78           5.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    2.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer             Barclays                 Standard &
                    Classic             Government/              Poor's 500
                    Balanced Fund       Credit Bond Index        Index
7/06                $10,000             $10,000                  $10,000
7/07                $10,954             $10,568                  $11,612
7/08                $10,033             $11,222                  $10,325
7/09                $ 9,452             $12,023                  $ 8,265
7/10                $10,325             $13,098                  $ 9,409
7/11                $11,769             $13,690                  $11,258
7/12                $12,136             $14,847                  $12,283
7/13                $13,877             $14,550                  $15,351
7/14                $15,626             $15,122                  $17,949
7/15                $16,586             $15,507                  $19,958
7/16                $16,592             $16,557                  $21,077

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Performance Update | 7/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                           Barclays
                                           Govern-
                         Net               ment/                  Standard
                         Asset             Credit                 & Poor's
                         Value             Bond                   500
Period                   (NAV)             Index                  Index
--------------------------------------------------------------------------------
10 Years                 6.08%             5.17%                   7.74%
5 Years                  7.97              3.88                   13.36
1 Year                   0.87              6.78                    5.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer             Barclays              Standard &
                    Classic             Government/           Poor's 500
                    Balanced Fund       Credit Bond Index     Index
7/06                $5,000,000          $5,000,000            $ 5,000,000
7/07                $5,521,060          $5,284,238            $ 5,806,246
7/08                $5,105,806          $5,610,777            $ 5,162,285
7/09                $4,852,942          $6,011,304            $ 4,132,450
7/10                $5,341,890          $6,548,941            $ 4,704,517
7/11                $6,146,796          $6,845,244            $ 5,628,859
7/12                $6,393,028          $7,423,314            $ 6,141,404
7/13                $7,365,637          $7,275,198            $ 7,675,672
7/14                $8,369,560          $7,560,916            $ 8,974,519
7/15                $8,940,892          $7,753,312            $ 9,979,210
7/16                $9,018,627          $8,278,635            $10,538,479

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 15

Performance Update | 7/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                    Barclays
                                    Govern-
                   Net              ment/            Standard
                   Asset            Credit           & Poor's
                   Value            Bond             500
Period             (NAV)            Index            Index
--------------------------------------------------------------------------------
10 Years           6.05%            5.17%             7.74%
5 Years            7.93             3.88             13.36
1 Year             0.67             6.78              5.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                   Gross              Net
--------------------------------------------------------------------------------
                   1.64%              1.39%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer             Barclays              Standard &
                    Classic             Government/           Poor's 500
                    Balanced Fund       Credit Bond Index     Index
7/06                $10,000             $10,000               $10,000
7/07                $11,042             $10,568               $11,612
7/08                $10,212             $11,222               $10,325
7/09                $9,706              $12,023               $ 8,265
7/10                $10,684             $13,098               $ 9,409
7/11                $12,294             $13,690               $11,258
7/12                $12,786             $14,847               $12,283
7/13                $14,731             $14,550               $15,351
7/14                $16,739             $15,122               $17,949
7/15                $17,882             $15,507               $19,958
7/16                $18,001             $16,557               $21,077

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Performance Update | 7/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Barclays Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                        Barclays
                                        Govern-
                     Net                ment/                Standard
                     Asset              Credit               & Poor's
                     Value              Bond                 500
Period               (NAV)              Index                Index
--------------------------------------------------------------------------------
10 Years             6.39%              5.17%                 7.74%
5 Years              8.26               3.88                 13.36
1 Year               0.95               6.78                  5.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer             Barclays              Standard &
                    Classic             Government/           Poor's 500
                    Balanced Fund       Credit Bond Index     Index
7/06                $5,000,000          $5,000,000            $ 5,000,000
7/07                $5,540,867          $5,284,238            $ 5,806,246
7/08                $5,139,323          $5,610,777            $ 5,162,285
7/09                $4,901,725          $6,011,304            $ 4,132,450
7/10                $5,420,349          $6,548,941            $ 4,704,517
7/11                $6,249,408          $6,845,244            $ 5,628,859
7/12                $6,524,549          $7,423,314            $ 6,141,404
7/13                $7,549,778          $7,275,198            $ 7,675,672
7/14                $8,589,543          $7,560,916            $ 8,974,519
7/15                $9,205,748          $7,753,312            $ 9,979,210
7/16                $9,293,276          $8,278,635            $10,538,479

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2016 through July 31, 2016.

-------------------------------------------------------------------------------------------------------
Share Class                   A                C                K                R                Y
-------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00        $1,000.00         $1,000.00        $1,000.00       $1,000.00
Value on 2/1/16
-------------------------------------------------------------------------------------------------------
Ending Account            $1,076.86        $1,072.47         $1,076.96        $1,075.65       $1,076.34
Value (after expenses)
on 7/31/16
-------------------------------------------------------------------------------------------------------
Expenses Paid             $    5.99        $    9.95         $    5.06        $    6.71       $    4.90
During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.93%, 0.98%, 1.30%, and 0.95% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2016 through July 31, 2016.

-------------------------------------------------------------------------------------------------------
Share Class                   A                C                K                 R               Y
-------------------------------------------------------------------------------------------------------
Beginning Account         $1,000.00        $1,000.00         $1,000.00        $1,000.00       $1,000.00
Value on 2/1/16
-------------------------------------------------------------------------------------------------------
Ending Account            $1,019.10        $1,015.27         $1,019.99        $1,018.40       $1,020.14
Value (after expenses)
on 7/31/16
-------------------------------------------------------------------------------------------------------
Expenses Paid             $    5.82        $    9.67         $    4.92        $    6.52       $    4.77
During Period*
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 1.93%, 0.98%, 1.30%, and 0.95% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 19

Schedule of Investments | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
               Rate (b)
               (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              PREFERRED STOCK -- 0.0%+
                              BANKS -- 0.0%+
                              Diversified Banks -- 0.0%+
         779          7.01    Citigroup Capital XIII, Floating Rate Note, 10/30/40    $       20,402
----------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCK
                              (Cost $21,072)                                          $       20,402
----------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.3%
                              BANKS -- 0.3%
                              Diversified Banks -- 0.3%
         700                  Wells Fargo & Co., 7.5% (Perpetual)                     $      931,882
----------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $730,069)                                         $      931,882
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
      Shares
----------------------------------------------------------------------------------------------------
                              COMMON STOCKS -- 61.9%
                              ENERGY -- 4.1%
                              Oil & Gas Equipment & Services -- 0.8%
      51,580                  Halliburton Co.                                         $    2,251,983
----------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 1.9%
      41,248                  Chevron Corp.                                           $    4,227,095
      19,585                  Occidental Petroleum Corp.                                   1,463,587
                                                                                      --------------
                                                                                      $    5,690,682
----------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
      15,922                  Phillips 66                                             $    1,211,027
----------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 1.0%
      47,773                  Spectra Energy Corp.                                    $    1,718,395
      29,715                  Targa Resources Corp.                                        1,107,181
                                                                                      --------------
                                                                                      $    2,825,576
                                                                                      --------------
                              Total Energy                                            $   11,979,268
----------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.2%
                              Fertilizers & Agricultural Chemicals -- 0.2%
       5,215                  Agrium, Inc.                                            $      473,313
                                                                                      --------------
                              Total Materials                                         $      473,313
----------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 4.0%
                              Aerospace & Defense -- 1.5%
      16,003                  Honeywell International, Inc.                           $    1,861,629
      17,853                  Raytheon Co.                                                 2,491,029
                                                                                      --------------
                                                                                      $    4,352,658
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
----------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 2.5%
      59,637                  Ingersoll-Rand Plc                                      $    3,951,548
      20,444                  Snap-on, Inc.                                                3,213,183
                                                                                      --------------
                                                                                      $    7,164,731
                                                                                      --------------
                              Total Capital Goods                                     $   11,517,389
----------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 2.3%
                              Diversified Support Services -- 1.8%
      36,200                  G&K Services, Inc.                                      $    2,903,602
      57,121                  KAR Auction Services, Inc.                                   2,443,065
                                                                                      --------------
                                                                                      $    5,346,667
----------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.5%
      27,236                  Nielsen Holdings Plc                                    $    1,466,931
                                                                                      --------------
                              Total Commercial Services & Supplies                    $    6,813,598
----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.4%
                              Railroads -- 0.4%
      40,385                  CSX Corp.                                               $    1,144,107
                                                                                      --------------
                              Total Transportation                                    $    1,144,107
----------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 1.7%
                              Leisure Facilities -- 0.7%
      34,541                  Cedar Fair LP                                           $    2,044,827
----------------------------------------------------------------------------------------------------
                              Restaurants -- 1.0%
      24,846                  McDonald's Corp.                                        $    2,923,132
                                                                                      --------------
                              Total Consumer Services                                 $    4,967,959
----------------------------------------------------------------------------------------------------
                              MEDIA -- 2.7%
                              Broadcasting -- 1.0%
      40,756                  CBS Corp. (Class B)                                     $    2,128,278
      73,107                  Gannett Co., Inc.                                              932,845
                                                                                      --------------
                                                                                      $    3,061,123
----------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 1.7%
      62,451                  Regal Entertainment Group                               $    1,468,848
      44,083                  Time Warner, Inc.                                            3,378,962
                                                                                      --------------
                                                                                      $    4,847,810
                                                                                      --------------
                              Total Media                                             $    7,908,933
----------------------------------------------------------------------------------------------------
                              RETAILING -- 4.2%
                              General Merchandise Stores -- 1.4%
      44,533                  Dollar General Corp.*                                   $    4,219,056
----------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 2.3%
      48,361                  The Home Depot, Inc.                                    $    6,685,425
----------------------------------------------------------------------------------------------------
                              Automotive Retail -- 0.5%
       7,780                  Advance Auto Parts, Inc.                                $    1,321,511
                                                                                      --------------
                              Total Retailing                                         $   12,225,992
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 21

----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
----------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 1.5%
                              Drug Retail -- 1.5%
      46,811                  CVS Health Corp.                                        $    4,340,316
                                                                                      --------------
                              Total Food & Staples Retailing                          $    4,340,316
----------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 5.9%
                              Brewers -- 0.6%
      16,404                  Molson Coors Brewing Co. (Class B)                      $    1,675,833
----------------------------------------------------------------------------------------------------
                              Soft Drinks -- 1.2%
      79,303                  The Coca-Cola Co.                                       $    3,459,990
----------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 2.7%
      13,277                  Kellogg Co.                                             $    1,098,141
      26,730                  Mead Johnson Nutrition Co.                                   2,384,316
      40,165                  The Hershey Co.                                              4,448,675
                                                                                      --------------
                                                                                      $    7,931,132
----------------------------------------------------------------------------------------------------
                              Tobacco -- 1.4%
      39,248                  Altria Group, Inc.                                      $    2,657,090
      27,100                  Reynolds American, Inc.                                      1,356,626
                                                                                      --------------
                                                                                      $    4,013,716
                                                                                      --------------
                              Total Food, Beverage & Tobacco                          $   17,080,671
----------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 2.3%
                              Health Care Equipment -- 1.6%
      52,577                  Medtronic Plc                                           $    4,607,323
----------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.7%
      11,777                  Humana, Inc.                                            $    2,032,121
                                                                                      --------------
                              Total Health Care Equipment & Services                  $    6,639,444
----------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 8.4%
                              Biotechnology -- 2.1%
      30,227                  Celgene Corp.*                                          $    3,391,167
      36,049                  Gilead Sciences, Inc.*                                       2,864,814
                                                                                      --------------
                                                                                      $    6,255,981
----------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 6.3%
      46,548                  AstraZeneca Plc (A.D.R.)                                $    1,589,149
      39,695                  Johnson & Johnson                                            4,971,005
     264,886                  Pfizer, Inc.                                                 9,771,644
      38,140                  Zoetis, Inc.                                                 1,924,926
                                                                                      --------------
                                                                                      $   18,256,724
                                                                                      --------------
                              Total Pharmaceuticals, Biotechnology &
                              Life Sciences                                           $   24,512,705
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
----------------------------------------------------------------------------------------------------
                              BANKS -- 4.0%
                              Diversified Banks -- 3.1%
     179,753                  Bank of America Corp.                                   $    2,604,621
     131,728                  Wells Fargo & Co.                                            6,318,992
                                                                                      --------------
                                                                                      $    8,923,613
----------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.9%
      33,490                  The PNC Financial Services Group, Inc.                  $    2,767,948
                                                                                      --------------
                              Total Banks                                             $   11,691,561
----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 3.6%
                              Specialized Finance -- 1.0%
      29,253                  CME Group, Inc.                                         $    2,990,827
----------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.8%
      21,470                  Discover Financial Services, Inc.                       $    1,220,355
      39,807                  Synchrony Financial                                          1,109,819
                                                                                      --------------
                                                                                      $    2,330,174
----------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 1.3%
     107,845                  Ares Capital Corp.                                      $    1,632,773
      48,744                  Golub Capital BDC, Inc.                                        928,086
      79,470                  TCP Capital Corp.                                            1,263,573
                                                                                      --------------
                                                                                      $    3,824,432
----------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.5%
      40,272                  Lazard, Ltd.                                            $    1,439,321
                                                                                      --------------
                              Total Diversified Financials                            $   10,584,754
----------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 2.7%
                              Hotel & Resort REIT -- 1.0%
     113,179                  Chesapeake Lodging Trust                                $    2,860,033
----------------------------------------------------------------------------------------------------
                              Specialized REIT -- 1.7%
      63,206                  Iron Mountain Inc.                                      $    2,604,719
      24,914                  Lamar Advertising Co.                                        1,690,664
      35,736                  Outfront Media, Inc.                                           831,577
                                                                                      --------------
                                                                                      $    5,126,960
                                                                                      --------------
                              Total Real Estate                                       $    7,986,993
----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 8.1%
                              Internet Software & Services -- 4.2%
       9,185                  Alphabet, Inc. (Class A)                                $    7,268,458
       2,599                  Alphabet, Inc. (Class C)                                     1,998,085
      94,223                  eBay, Inc.*                                                  2,935,989
                                                                                      --------------
                                                                                      $   12,202,532
----------------------------------------------------------------------------------------------------
                              Data Processing & Outsourced Services -- 0.4%
      33,169                  PayPal Holdings, Inc.                                   $    1,235,214
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 23

----------------------------------------------------------------------------------------------------
 Shares                                                                               Value
-----------------------------------------------------------------------------------------------------
                              Systems Software -- 3.5%
      11,501                  Check Point Software Technologies, Ltd.*                $      884,197
     165,584                  Microsoft Corp.                                              9,385,301
                                                                                      --------------
                                                                                      $   10,269,498
                                                                                      --------------
                              Total Software & Services                               $   23,707,244
----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 2.4%
                              Communications Equipment -- 0.8%
      77,891                  Cisco Systems, Inc.                                     $    2,378,012
----------------------------------------------------------------------------------------------------
                              Computer Storage & Peripherals -- 1.6%
      43,791                  Apple, Inc.                                             $    4,563,460
                                                                                      --------------
                              Total Technology Hardware & Equipment                   $    6,941,472
----------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 2.0%
                              Semiconductor Equipment -- 0.4%
      11,644                  Lam Research Corp.*                                     $    1,045,282
----------------------------------------------------------------------------------------------------
                              Semiconductors -- 1.6%
      22,793                  Analog Devices, Inc.                                    $    1,454,877
      40,432                  Microchip Technology, Inc.                                   2,249,636
      77,354                  Micron Technology, Inc.*                                     1,062,844
                                                                                      --------------
                                                                                      $    4,767,357
                                                                                      --------------
                              Total Semiconductors & Semiconductor Equipment          $    5,812,639
----------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 1.0%
                              Integrated Telecommunication Services -- 1.0%
      52,252                  Verizon Communications, Inc.                            $    2,895,283
                                                                                      --------------
                              Total Telecommunication Services                        $    2,895,283
----------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.4%
                              Multi-Utilities -- 0.4%
      26,022                  CMS Energy Corp.                                        $    1,175,674
                                                                                      --------------
                              Total Utilities                                         $    1,175,674
----------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $152,466,358)                                     $  180,399,315
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)
----------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 1.7%
                              BANKS -- 1.3%
                              Thrifts & Mortgage Finance -- 1.3%
     250,000                  Ascentium Equipment Receivables 2015-1 LLC,
                              3.24%, 1/10/22 (144A)                                   $      251,214
      64,280          0.99    Bayview Financial Mortgage Pass-Through
                              Trust 2005-C, Floating Rate Note, 6/28/44                       63,976
     150,000                  California Republic Auto Receivables Trust 2014-3,
                              3.61%, 6/15/21                                                 151,240

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
      55,949                  Consumer Credit Origination Loan Trust 2015-1,
                              2.82%, 3/15/21 (144A)                                   $       56,001
     250,000                  CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                       248,125
     250,000                  Flagship Credit Auto Trust 2013-1, 5.38%,
                              7/15/20 (144A)                                                 249,172
     158,893                  FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                       158,387
     118,993                  GO Financial Auto Securitization Trust 2015-2, 3.27%,
                              11/15/18 (144A)                                                118,729
     250,000                  Green Tree Agency Advance Funding Trust I, 4.6692%,
                              10/15/48 (144A)                                                250,100
     189,803                  Nations Equipment Finance Funding II LLC, 3.276%,
                              1/22/19 (144A)                                                 187,736
     350,000                  Navitas Equipment Receivables LLC 2015-1, 4.5%,
                              5/17/21 (144A)                                                 355,968
     265,000          2.06    NovaStar Mortgage Funding Trust Series 2004-3,
                              Floating Rate Note, 12/25/34                                   251,239
     435,000          1.08    PFS Financing Corp., Floating Rate Note, 2/15/19 (144A)        434,514
     149,896                  STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                157,070
     375,989                  SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)              371,740
      70,856                  VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                     70,881
     283,598                  Westgate Resorts 2016-1 LLC, 4.5%, 12/20/28 (144A)             281,612
                                                                                      --------------
                                                                                      $    3,657,704
                                                                                      --------------
                              Total Banks                                             $    3,657,704
----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.4%
                              Other Diversified Financial Services -- 0.3%
     500,000                  American Credit Acceptance Receivables Trust 2014-1,
                              5.2%, 4/12/21 (144A)                                    $      497,106
     250,000                  American Credit Acceptance Receivables Trust 2014-2,
                              4.96%, 5/10/21 (144A)                                          253,647
      99,989                  AXIS Equipment Finance Receivables II LLC, 3.81%,
                              4/20/18 (144A)                                                 100,319
                                                                                      --------------
                                                                                      $      851,072
----------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.1%
     250,000                  AmeriCredit Automobile Receivables Trust 2012-4,
                              3.82%, 2/10/20 (144A)                                   $      252,021
                                                                                      --------------
                              Total Diversified Financials                            $    1,103,093
----------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.0%+
     114,358          2.49    Fannie Mae Connecticut Avenue Securities,
                              Floating Rate Note, 10/25/23                            $      115,396
                                                                                      --------------
                              Total Government                                        $      115,396
----------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $4,900,427)                                       $    4,876,193
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 25

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE
                              OBLIGATIONS -- 3.4%
                              BANKS -- 2.5%
                              Thrifts & Mortgage Finance -- 2.5%
     330,000          2.68    BAMLL Commercial Mortgage Securities
                              Trust 2014-FL1, Floating Rate Note, 12/17/31 (144A)     $      330,802
     200,000          2.39    BAMLL Commercial Mortgage Securities
                              Trust 2014-INLD, Floating Rate Note, 12/17/29 (144A)           197,672
      26,673                  Banc of America Mortgage Trust 2004-11,
                              5.75%, 1/25/35                                                  27,059
      30,009          4.99    Bear Stearns Commercial Mortgage Securities
                              Trust 2005-PWR9, Floating Rate Note, 9/11/42                    30,071
     600,000          2.98    CDGJ Commercial Mortgage Trust 2014-BXCH,
                              Floating Rate Note, 12/15/27 (144A)                            593,605
     300,000                  Citigroup Commercial Mortgage Trust 2014-GC25
                              REMICS, 3.371%, 10/11/47                                       320,696
     168,000                  COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45               172,064
      64,000                  Credit Suisse First Boston Mortgage Securities Corp.,
                              4.877%, 4/15/37                                                 58,157
     485,482          3.50    CSMC Trust 2014-WIN2, Floating Rate Note,
                              10/25/44 (144A)                                                498,558
     420,000          3.93    GAHR Commercial Mortgage Trust 2015-NRF,
                              Floating Rate Note, 12/15/34 (144A)                            428,296
      60,119                  Global Mortgage Securitization, Ltd.,
                              5.25%, 4/25/32 (144A)                                           58,077
     500,000                  GS Mortgage Securities Corp. II, 3.377%, 5/10/45               537,291
     176,980          1.07    Impac CMB Trust Series 2004-4, Floating Rate
                              Note, 9/25/34                                                  167,813
     500,000                  JP Morgan Chase Commercial Mortgage Securities
                              Corp., 2.84%, 12/15/47                                         526,788
     200,520                  JP Morgan Chase Commercial Mortgage Securities
                              Trust 2010-C2, 3.6159%, 11/15/43 (144A)                        204,915
     450,000          1.40    JP Morgan Chase Commercial Mortgage Securities
                              Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)             446,618
     876,433          3.00    JP Morgan Mortgage Trust 2014-2, Floating Rate
                              Note, 6/25/29 (144A)                                           902,042
      30,177          1.27    Merrill Lynch Mortgage Investors Trust Series
                              MLCC 2004-D REMICS, Floating Rate Note, 9/25/29                 26,277
     566,930          3.25    NRP Mortgage Trust 2013-1, Floating Rate Note,
                              7/25/43 (144A)                                                 582,010
      38,860                  RALI Series 2004-QS3 Trust, 5.0%, 3/25/19                       38,731
      63,598          2.25    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                   63,661
     647,550          3.00    Sequoia Mortgage Trust 2013-8, Floating Rate
                              Note, 6/25/43                                                  659,287
      86,878          3.32    Structured Adjustable Rate Mortgage Loan Trust
                              Class 1A1, Floating Rate Note, 3/25/34                          86,048

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
     359,405          2.88    Velocity Commercial Capital Loan Trust 2015-1,
                              Floating Rate Note, 6/25/45 (144A)                      $      361,202
                                                                                      --------------
                                                                                      $    7,317,740
                                                                                      --------------
                              Total Banks                                             $    7,317,740
----------------------------------------------------------------------------------------------------
                              GOVERNMENT -- 0.9%
     238,456                  Fannie Mae, Series 2011-25 Class KA, 3.0%, 1/25/24      $      243,580
     781,494                  Federal Home Loan Mortgage Corp., REMICS,
                              3.5%, 11/15/25                                                 853,731
      88,141          1.09    Federal Home Loan Mortgage Corp., REMICS,
                              Floating Rate Note, 2/15/24                                     90,301
      69,877          0.84    Federal Home Loan Mortgage Corp., REMICS, Floating
                              Rate Note, 5/15/41                                              69,878
      44,008                  Federal Home Loan Mortgage Corp., 3.0%, 10/15/38                45,237
      57,461          0.77    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 11/25/36                                    57,297
      81,617          0.75    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 4/25/36                                     81,368
     224,441          0.90    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 7/25/41                                    224,976
      35,603          1.00    Federal National Mortgage Association REMICS,
                              Floating Rate Note, 9/25/37                                     36,011
     148,532                  Freddie Mac, 2.5%, 8/15/25                                     150,708
     361,913                  Freddie Mac, 3.5%, 10/15/28                                    368,412
     317,945                  Freddie Mac, Series 3227 Class PR, 5.5%, 9/15/35               324,581
     109,000          3.82    FREMF Mortgage Trust Class B, Floating Rate Note,
                              6/25/47 (144A)                                                 113,337
      41,954          0.95    Government National Mortgage Association, Floating
                              Rate Note, 11/20/30                                             42,251
                                                                                      --------------
                                                                                      $    2,701,668
                                                                                      --------------
                              Total Government                                        $    2,701,668
----------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                              (Cost $9,875,919)                                       $   10,019,408
----------------------------------------------------------------------------------------------------
                              CORPORATE BONDS -- 17.9%
                              ENERGY -- 3.0%
                              Oil & Gas Drilling -- 0.2%
     235,000                  Ensco Plc, 4.5%, 10/1/24                                $      161,562
     240,000                  Pride International, Inc., 6.875%, 8/15/20                     227,550
     100,000                  Rowan Companies, Inc., 4.75%, 1/15/24                           82,000
      51,000                  Rowan Companies, Inc., 5.85%, 1/15/44                           36,848
                                                                                      --------------
                                                                                      $      507,960
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 27

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Integrated Oil & Gas -- 0.4%
     250,000                  ConocoPhillips Co., 2.875%, 11/15/21                    $      252,821
     175,000                  Exxon Mobil Corp., 2.397%, 3/6/22                              181,194
     185,000                  Petroleos Mexicanos, 3.5%, 1/30/23                             175,288
     250,000                  Sinopec Group Overseas Development 2014, Ltd.,
                              4.375%, 4/10/24 (144A)                                         274,568
     250,000                  Statoil ASA, 2.9%, 11/8/20                                     262,462
                                                                                      --------------
                                                                                      $    1,146,333
----------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.2%
     213,000                  Canadian Natural Resources, Ltd., 6.25%, 3/15/38        $      226,406
      35,000                  Canadian Natural Resources, Ltd., 6.75%, 2/1/39                 39,171
     200,000                  Dolphin Energy, Ltd., 5.5%, 12/15/21 (144A)                    227,994
                                                                                      --------------
                                                                                      $      493,571
----------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 0.4%
     300,000                  GS Caltex Corp., 3.25%, 10/1/18 (144A)                  $      308,841
     360,000                  Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                  396,499
     370,000                  Valero Energy Corp., 9.375%, 3/15/19                           439,639
                                                                                      --------------
                                                                                      $    1,144,979
----------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 1.7%
     250,000                  Boardwalk Pipelines LP, 4.95%, 12/15/24                 $      247,284
     330,000                  Boardwalk Pipelines LP, 5.5%, 2/1/17                           335,726
     750,000                  Boardwalk Pipelines LP, 5.95%, 6/1/26                          785,632
     183,000                  Buckeye Partners LP, 5.85%, 11/15/43                           181,547
     200,000                  DCP Midstream LLC, 9.75%, 3/15/19 (144A)                       220,000
     220,000          5.85    DCP Midstream LLC, Floating Rate Note, 5/21/43 (144A)          166,100
     250,000          1.28    Enbridge, Inc., Floating Rate Note, 10/1/16                    249,291
     250,000                  Energy Transfer Partners LP, 2.5%, 6/15/18                     251,972
     250,000                  Enterprise Products Operating LLC, 2.55%, 10/15/19             257,322
     200,000                  Kinder Morgan, Inc., Delaware, 3.05%, 12/1/19                  205,058
     105,000                  MPLX LP, 4.875%, 12/1/24 (144A)                                103,980
      55,000                  MPLX LP, 4.875%, 6/1/25 (144A)                                  54,951
     105,000                  MPLX LP, 5.5%, 2/15/23 (144A)                                  108,192
     165,000                  ONEOK Partners LP, 6.15%, 10/1/16                              166,066
      75,000                  Plains All American Pipeline LP, 4.65%, 10/15/25                75,110
     250,000                  Plains All American Pipeline LP, 4.9%, 2/15/45                 225,720
     425,000                  Questar Pipeline Co., 5.83%, 2/1/18                            451,791
     200,000                  Spectra Energy Capital LLC, 6.75%, 7/15/18                     214,187
     175,000                  Sunoco Logistics Partners Operations LP, 3.9%, 7/15/26         173,928
     100,000                  The Williams Companies, Inc., 5.75%, 6/24/44                    91,750
     242,000                  The Williams Companies, Inc., 7.75%, 6/15/31                   262,570
     100,000                  TransCanada PipeLines, Ltd., 1.875%, 1/12/18                   100,568
     200,000          6.35    TransCanada PipeLines, Ltd., Floating Rate Note, 5/15/67       150,126
                                                                                      --------------
                                                                                      $    5,078,871
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Coal & Consumable Fuels -- 0.1%
     250,000                  Corp Nacional del Cobre de Chile, 5.625%,
                              10/18/43 (144A)                                         $      298,301
                                                                                      --------------
                              Total Energy                                            $    8,670,015
----------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.9%
                              Fertilizers & Agricultural Chemicals -- 0.2%
     250,000                  Agrium, Inc., 4.125%, 3/15/35                           $      247,175
     250,000                  FMC Corp., 4.1%, 2/1/24                                        266,781
     200,000                  Monsanto Co., 1.15%, 6/30/17                                   199,899
                                                                                      --------------
                                                                                      $      713,855
----------------------------------------------------------------------------------------------------
                              Industrial Gases -- 0.1%
     250,000                  Praxair Inc., 2.65%, 2/5/25                             $      260,422
----------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 0.0%+
     100,000                  The Valspar Corp., 3.3%, 2/1/25                         $      102,847
----------------------------------------------------------------------------------------------------
                              Construction Materials -- 0.1%
     125,000                  Holcim US Finance S.a.r.l. & Cie SCS, 6.0%,
                              12/30/19 (144A)                                         $      139,935
----------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 0.1%
     175,000                  Ball Corp., 4.0%, 11/15/23                              $      177,625
----------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.2%
     250,000                  International Paper Co., 3.8%, 1/15/26                  $      268,867
     250,000                  International Paper Co., 6.0%, 11/15/41                        301,016
                                                                                      --------------
                                                                                      $      569,883
----------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 0.0%+
      60,000                  Amsted Industries, Inc., 5.375%, 9/15/24 (144A)         $       60,000
----------------------------------------------------------------------------------------------------
                              Steel -- 0.2%
     200,000                  Glencore Funding LLC, 4.125%, 5/30/23 (144A)            $      192,600
     250,000                  Reliance Steel & Aluminum Co., 4.5%, 4/15/23                   259,411
     150,000                  Worthington Industries, Inc., 4.55%, 4/15/26                   156,834
                                                                                      --------------
                                                                                      $      608,845
                                                                                      --------------
                              Total Materials                                         $    2,633,412
----------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.9%
                              Aerospace & Defense -- 0.3%
     155,000                  DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                $      149,962
     100,000                  Lockheed Martin Corp., 3.1%, 1/15/23                           106,306
     200,000                  Rockwell Collins, Inc., 3.7%, 12/15/23                         218,831
     185,000                  Spirit AeroSystems, Inc., 3.85%, 6/15/26                       195,506
     250,000                  United Technologies Corp., 1.778%, 5/4/18 (Step)               252,076
                                                                                      --------------
                                                                                      $      922,681
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 29

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Building Products -- 0.2%
     450,000                  Masco Corp., 4.45%, 4/1/25                              $      478,125
     175,000          5.75    Stanley Black & Decker, Inc., Floating Rate
                              Note, 12/15/53                                                 185,990
                                                                                      --------------
                                                                                      $      664,115
----------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.1%
      85,000                  Amsted Industries, Inc., 5.0%, 3/15/22 (144A)           $       85,850
      51,000                  Valmont Industries, Inc., 6.625%, 4/20/20                       58,105
                                                                                      --------------
                                                                                      $      143,955
----------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.1%
     200,000                  3M Co., 1.625%, 6/15/19                                 $      203,502
----------------------------------------------------------------------------------------------------
                              Construction & Farm Machinery & Heavy Trucks -- 0.2%
     250,000                  Cummins, Inc., 5.65%, 3/1/98                            $      281,607
     250,000                  Wabtec Corp. Delaware, 4.375%, 8/15/23                         276,287
                                                                                      --------------
                                                                                      $      557,894
                                                                                      --------------
                              Total Capital Goods                                     $    2,492,147
----------------------------------------------------------------------------------------------------
                              COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                              Environmental & Facilities Services -- 0.0%+
      75,000                  Republic Services, Inc., 2.9%, 7/1/26                   $       76,973
----------------------------------------------------------------------------------------------------
                              Research & Consulting Services -- 0.1%
     186,000                  Verisk Analytics, Inc., 5.5%, 6/15/45                   $      200,653
                                                                                      --------------
                              Total Commercial Services & Supplies                    $      277,626
----------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.6%
                              Airlines -- 0.3%
     132,115                  Air Canada 2013-1 Class A Pass Through Trust,
                              4.125%, 11/15/26 (144A)                                 $      139,051
     246,092                  Air Canada 2015-1 Class A Pass Through Trust,
                              3.6%, 3/15/27 (144A)                                           254,398
       1,094                  Continental Airlines 1998-1 Class A Pass Through Trust,
                              6.648%, 9/15/17                                                  1,119
      53,316                  Delta Air Lines 2010-2 Class A Pass Through Trust,
                              4.95%, 5/23/19                                                  56,582
     250,000                  Southwest Airlines Co., 2.65%, 11/5/20                         257,527
     200,000                  United Airlines 2016-1 Class AA Pass Through Trust,
                              3.1%, 7/7/28                                                   208,000
                                                                                      --------------
                                                                                      $      916,677
----------------------------------------------------------------------------------------------------
                              Railroads -- 0.2%
     150,000                  Burlington Northern Santa Fe LLC, 5.15%, 9/1/43         $      191,451
     250,000                  TTX Co., 2.25%, 2/1/19 (144A)                                  254,024
                                                                                      --------------
                                                                                      $      445,475
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Highways & Railtracks -- 0.1%
     300,000                  ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)              $      327,584
                                                                                      --------------
                              Total Transportation                                    $    1,689,736
----------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.2%
                              Auto Parts & Equipment -- 0.1%
     250,000                  Johnson Controls, Inc., 1.4%, 11/2/17                   $      250,336
----------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.1%
     250,000                  Ford Motor Credit Co., LLC, 2.875%, 10/1/18             $      255,895
                                                                                      --------------
                              Total Automobiles & Components                          $      506,231
----------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.2%
                              Homebuilding -- 0.2%
     200,000                  DR Horton, Inc., 4.0%, 2/15/20                          $      208,000
     250,000                  PulteGroup, Inc., 4.25%, 3/1/21                                258,438
                                                                                      --------------
                                                                                      $      466,438
                                                                                      --------------
                              Total Consumer Durables & Apparel                       $      466,438
----------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Restaurants -- 0.0%+
     140,000                  Starbucks Corp., 0.875%, 12/5/16                        $      140,148
----------------------------------------------------------------------------------------------------
                              Education Services -- 0.1%
     250,000                  Colby College, 4.25%, 7/1/55                            $      259,955
                                                                                      --------------
                              Total Consumer Services                                 $      400,103
----------------------------------------------------------------------------------------------------
                              MEDIA -- 0.3%
                              Cable & Satellite -- 0.1%
     225,000                  Charter Communications Operating LLC, 6.384%,
                              10/23/35 (144A)                                         $      264,784
      85,000                  Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                   86,647
     125,000                  Sky Plc, 6.1%, 2/15/18 (144A)                                  133,132
      25,000                  Time Warner Cable, Inc., 6.55%, 5/1/37                          29,998
                                                                                      --------------
                                                                                      $      514,561
----------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
     250,000                  The Met, 3.4%, 7/1/45                                   $      261,072
----------------------------------------------------------------------------------------------------
                              Publishing -- 0.1%
     250,000                  Thomson Reuters Corp., 1.3%, 2/23/17                    $      250,182
                                                                                      --------------
                              Total Media                                             $    1,025,815
----------------------------------------------------------------------------------------------------
                              RETAILING -- 0.3%
                              Catalog Retail -- 0.1%
     225,000                  QVC, Inc., 4.45%, 2/15/25                               $      228,411
----------------------------------------------------------------------------------------------------
                              Apparel Retail -- 0.1%
     250,000                  The TJX Companies, Inc., 2.75%, 6/15/21                 $      264,601
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 31

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Home Improvement Retail -- 0.1%
     250,000                  The Home Depot, Inc., 2.625%, 6/1/22                    $      263,128
                                                                                      --------------
                              Total Retailing                                         $      756,140
----------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.2%
                              Drug Retail -- 0.2%
     250,000                  CVS Health Corp., 3.5%, 7/20/22                         $      271,271
     150,381                  CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)                 164,831
     106,567                  CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                 120,722
                                                                                      --------------
                                                                                      $      556,824
                                                                                      --------------
                              Total Food & Staples Retailing                          $      556,824
----------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.3%
                              Brewers -- 0.0%+
      55,000                  Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19    $       63,387
----------------------------------------------------------------------------------------------------
                              Distillers & Vintners -- 0.1%
     250,000                  Pernod Ricard SA, 3.25%, 6/8/26 (144A)                  $      258,396
----------------------------------------------------------------------------------------------------
                              Agricultural Products -- 0.1%
     410,000                  Viterra, Inc., 5.95%, 8/1/20 (144A)                     $      429,397
----------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 0.1%
     250,000                  Kraft Heinz Foods Co., 3.5%, 6/6/22                     $      269,167
                                                                                      --------------
                              Total Food, Beverage & Tobacco                          $    1,020,347
----------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                              Household Products -- 0.1%
     200,000                  Kimberly-Clark de Mexico SAB de CV, 3.8%,
                              4/8/24 (144A)                                           $      212,180
     200,000                  Reckitt Benckiser Treasury Services Plc, 2.125%,
                              9/21/18 (144A)                                                 201,931
                                                                                      --------------
                                                                                      $      414,111
                                                                                      --------------
                              Total Household & Personal Products                     $      414,111
----------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                              Health Care Equipment -- 0.1%
     250,000                  Becton Dickinson and Co., 1.8%, 12/15/17                $      251,734
     150,000                  Boston Scientific Corp., 2.65%, 10/1/18                        153,850
                                                                                      --------------
                                                                                      $      405,584
----------------------------------------------------------------------------------------------------
                              Health Care Facilities -- 0.1%
     140,000                  HCA, Inc., 5.375%, 2/1/25                               $      145,688
----------------------------------------------------------------------------------------------------
                              Managed Health Care -- 0.0%+
     100,000                  Anthem, Inc., 3.3%, 1/15/23                             $      104,882
                                                                                      --------------
                              Total Health Care Equipment & Services                  $      656,154
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.5%
                              Biotechnology -- 0.2%
     250,000                  Biogen, Inc., 4.05%, 9/15/25                            $      273,676
     165,000                  Gilead Sciences, Inc., 3.25%, 9/1/22                           175,940
                                                                                      --------------
                                                                                      $      449,616
----------------------------------------------------------------------------------------------------
                              Pharmaceuticals -- 0.2%
     300,000                  Mylan NV, 3.95%, 6/15/26 (144A)                         $      312,393
     295,000                  Teva Pharmaceutical Finance Netherlands III BV,
                              2.8%, 7/21/23                                                  300,117
                                                                                      --------------
                                                                                      $      612,510
----------------------------------------------------------------------------------------------------
                              Life Sciences Tools & Services -- 0.1%
     350,000                  Thermo Fisher Scientific, Inc., 3.0%, 4/15/23           $      361,115
                                                                                      --------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences    $    1,423,241
----------------------------------------------------------------------------------------------------
                              BANKS -- 1.9%
                              Diversified Banks -- 1.3%
     300,000                  Bank of America Corp., 4.1%, 7/24/23                    $      326,836
     305,000                  Banque Ouest Africaine de Developpement, 5.5%,
                              5/6/21 (144A)                                                  320,250
     200,000                  BPCE SA, 4.875%, 4/1/26 (144A)                                 208,034
     250,000                  Citigroup, Inc., 2.55%, 4/8/19                                 255,985
     250,000                  Citigroup, Inc., 3.875%, 3/26/25                               259,004
     200,000                  Cooperatieve Rabobank UA, 3.875%, 2/8/22                       218,327
     300,000                  Export-Import Bank of Korea, 2.875%, 9/17/18                   308,450
     200,000                  HSBC Holdings Plc, 4.875%, 1/14/22                             221,532
     200,000                  Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                   227,869
     250,000                  Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                    288,242
     250,000                  Nordea Bank AB, 4.25%, 9/21/22 (144A)                          268,397
     150,000                  Royal Bank of Canada, 1.45%, 9/9/16                            150,128
     400,000          8.00    Royal Bank of Scotland Group Plc, Floating Rate Note,
                              12/31/49 (Perpetual)                                           397,500
     200,000                  Wells Fargo & Co., 4.125%, 8/15/23                             217,051
                                                                                      --------------
                                                                                      $    3,667,605
----------------------------------------------------------------------------------------------------
                              Regional Banks -- 0.6%
     138,000                  BB&T Corp., 1.6%, 8/15/17                               $      138,746
     250,000                  HSBC Bank USA NA New York NY, 6.0%, 8/9/17                     260,385
     300,000                  KeyBank NA Cleveland Ohio, 2.25%, 3/16/20                      304,717
     250,000                  KeyBank NA Cleveland Ohio, 2.35%, 3/8/19                       255,191
     370,000                  PNC Bank NA, 5.25%, 1/15/17                                    376,774
     300,000                  SunTrust Bank, 1.35%, 2/15/17                                  300,264
     210,000          6.75    The PNC Financial Services Group, Inc., Floating
                              Rate Note (Perpetual)                                          235,988
                                                                                      --------------
                                                                                      $    1,872,065
                                                                                      --------------
                              Total Banks                                             $    5,539,670
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 33

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.9%
                              Other Diversified Financial Services -- 0.3%
     400,000                  Carlyle Holdings II Finance LLC, 5.625%,
                              3/30/43 (144A)                                          $      447,615
     121,000                  General Electric Co., 6.75%, 3/15/32                           171,701
     325,000          6.75    JPMorgan Chase & Co., Floating Rate Note, 8/29/49              365,999
                                                                                      --------------
                                                                                      $      985,315
----------------------------------------------------------------------------------------------------
                              Specialized Finance -- 0.4%
     175,000                  Aviation Capital Group Corp., 6.75%, 4/6/21 (144A)      $      204,488
     200,000                  BM&FBovespa SA - Bolsa de Valores Mercadorias e
                              Futuros, 5.5%, 7/16/20 (144A)                                  212,100
     500,000                  Private Export Funding Corp., 2.3%, 9/15/20                    518,467
     250,000                  USAA Capital Corp., 2.45%, 8/1/20 (144A)                       259,999
                                                                                      --------------
                                                                                      $    1,195,054
----------------------------------------------------------------------------------------------------
                              Consumer Finance -- 0.5%
     250,000                  Ally Financial, Inc., 4.625%, 3/30/25                   $      256,250
     250,000                  American Express Co., 1.55%, 5/22/18                           251,232
     360,000                  Capital One Bank USA NA, 8.8%, 7/15/19                         424,890
     300,000                  Capital One Financial Corp., 3.75%, 4/24/24                    317,565
     250,000                  Capital One NA, 1.65%, 2/5/18                                  250,602
                                                                                      --------------
                                                                                      $    1,500,539
----------------------------------------------------------------------------------------------------
                              Asset Management & Custody Banks -- 0.2%
     300,000                  KKR Group Finance Co., II LLC, 5.5%, 2/1/43 (144A)      $      318,188
     207,000                  Neuberger Berman Group LLC, 4.875%, 4/15/45 (144A)             180,944
                                                                                      --------------
                                                                                      $      499,132
----------------------------------------------------------------------------------------------------
                              Investment Banking & Brokerage -- 0.2%
      75,000                  KKR Group Finance Co., III LLC, 5.125%, 6/1/44 (144A)   $       77,179
     250,000                  Morgan Stanley, 2.65%, 1/27/20                                 255,927
     250,000                  Morgan Stanley, 4.1%, 5/22/23                                  263,977
                                                                                      --------------
                                                                                      $      597,083
----------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.3%
     413,000                  GE Capital International Funding Co., Unlimited Co.,
                              4.418%, 11/15/35                                        $      476,033
     400,000          2.30    ICBCIL Finance Co., Ltd., Floating Rate Note,
                              11/13/18 (144A)                                                402,137
                                                                                      --------------
                                                                                      $      878,170
                                                                                      --------------
                              Total Diversified Financials                            $    5,655,293
----------------------------------------------------------------------------------------------------
                              INSURANCE -- 2.4%
                              Life & Health Insurance -- 0.4%
     220,000                  Principal Financial Group, Inc., 3.3%, 9/15/22          $      228,178
      75,000                  Principal Life Global Funding II, 1.5%, 4/18/19 (144A)          75,480
     335,000                  Protective Life Corp., 7.375%, 10/15/19                        391,452

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Life & Health Insurance -- (continued)
     200,000          5.62    Prudential Financial, Inc., Floating Rate Note, 6/15/43 $      214,150
     150,000          5.88    Prudential Financial, Inc., Floating Rate Note, 9/15/42        166,238
                                                                                      --------------
                                                                                      $    1,075,498
----------------------------------------------------------------------------------------------------
                              Multi-line Insurance -- 0.3%
     200,000                  AIG, 3.875%, 1/15/35                                    $      195,126
     250,000                  AXA SA, 8.6%, 12/15/30                                         351,455
     200,000                  New York Life Global Funding, 1.125%, 3/1/17 (144A)            200,376
     200,000                  New York Life Global Funding, 1.45%, 12/15/17 (144A)           201,365
                                                                                      --------------
                                                                                      $      948,322
----------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 0.1%
     300,000                  The Hanover Insurance Group, Inc., 4.5%, 4/15/26        $      310,014
----------------------------------------------------------------------------------------------------
                              Reinsurance -- 1.6%
     250,000          5.78    Alamo Re, Ltd., Floating Rate Note, 6/7/18
                              (Cat Bond) (144A)                                       $      257,200
     250,000          4.00    Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                              (Cat Bond) (144A)                                              253,450
     250,000          6.87    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                              253,975
     250,000          9.46    Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                              (Cat Bond) (144A)                                              256,375
     250,000          5.00    Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                              (Cat Bond) (144A)                                              249,750
     250,000                  Kingsbarns Segregated Account (Kane SAC Ltd.),
                              Variable Rate Notes, 5/15/17 (d)(e)                            234,850
     250,000                  Lahinch Re, Variable Rate Notes, 5/10/21 (d)(e)                243,525
     100,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d)(e)             7,000
     150,000                  Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d)(e)           152,775
     250,000                  Madison Re, Variable Rate Notes, 3/31/19 (d)(e)                254,425
     250,000                  Pangaea Re, Variable Rate Notes, 12/20/16 (d)(e)               232,075
     250,000          4.61    PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                              (Cat Bond) (144A)                                              251,600
     250,000                  Port Rush Re, Variable Rate Notes, 6/15/17 (d)(e)              228,625
     250,000          5.83    Queen Street X Re, Ltd., Floating Rate Note,
                              6/8/18 (Cat Bond) (144A)                                       250,450
     250,000          5.30    Residential Reinsurance 2013, Ltd., Floating Rate
                              Note, 12/6/17 (Cat Bond) (144A)                                248,800
     300,000                  Resilience Re, Ltd., Variable Rate Notes, 4/7/17 (d)(e)        277,800
     250,000          3.26    Sanders Re, Ltd., Floating Rate Note, 5/25/18
                              (Cat Bond) (144A)                                              248,375
     250,000          4.21    Sanders Re, Ltd., Floating Rate Note, 5/5/17
                              (Cat Bond) (144A)                                              248,225
     250,000          4.03    Sanders Re, Ltd., Floating Rate Note, 6/7/17
                              (Cat Bond) (144A)                                              248,750

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 35

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
     250,000                  Sector Re V, Ltd., Variable Rate Notes, 3/1/21 (d)(e)   $      251,950
       1,042                  Sector Re V, Ltd., Variable Rate Notes, 3/1/20
                              (144A) (d)(e)                                                   33,582
                                                                                      --------------
                                                                                      $    4,683,557
                                                                                      --------------
                              Total Insurance                                         $    7,017,391
----------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 0.6%
                              Diversified REIT -- 0.3%
     200,000                  DCT Industrial Operating Partnership LP, 4.5%, 10/15/23 $      212,619
     300,000                  Duke Realty LP, 3.75%, 12/1/24                                 319,797
     250,000                  Essex Portfolio LP, 3.5%, 4/1/25                               261,498
     125,000                  Ventas Realty LP, 3.125%, 6/15/23                              127,687
                                                                                      --------------
                                                                                      $      921,601
----------------------------------------------------------------------------------------------------
                              Office REIT -- 0.2%
     100,000                  Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27   $      104,524
     110,000                  Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22            119,320
     250,000                  Highwoods Realty LP, 3.625%, 1/15/23                           256,215
     128,000                  Piedmont Operating Partnership LP, 3.4%, 6/1/23                126,360
                                                                                      --------------
                                                                                      $      606,419
----------------------------------------------------------------------------------------------------
                              Health Care REIT -- 0.1%
     280,000                  Healthcare Trust of America Holdings LP, 3.5%, 8/1/26   $      282,654
                                                                                      --------------
                              Total Real Estate                                       $    1,810,674
----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.1%
                              Systems Software -- 0.1%
     250,000                  Oracle Corp., 2.5%, 5/15/22                             $      257,111
                                                                                      --------------
                              Total Software & Services                               $      257,111
----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.3%
                              Communications Equipment -- 0.0%+
     145,000                  Brocade Communications Systems, Inc.,
                              4.625%, 1/15/23                                         $      140,650
----------------------------------------------------------------------------------------------------
                              Computer Hardware Storage & Peripherals -- 0.2%
     250,000                  Apple, Inc., 3.25%, 2/23/26                             $      267,431
     160,000                  NCR Corp., 6.375%, 12/15/23                                    165,600
                                                                                      --------------
                                                                                      $      433,031
----------------------------------------------------------------------------------------------------
                              Electronic Manufacturing Services -- 0.1%
     250,000                  Flextronics International, Ltd., 4.75%, 6/15/25         $      263,380
                                                                                      --------------
                              Total Technology Hardware & Equipment                   $      837,061
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.4%
                              Semiconductors -- 0.4%
     250,000                  Altera Corp., 2.5%, 11/15/18                            $      258,617
     250,000                  Intel Corp., 4.9%, 7/29/45                                     300,297
     125,000                  Micron Semiconductor Asia Pte, Ltd., 1.258%, 1/15/19           124,572
     200,000                  Texas Instruments, Inc., 0.875%, 3/12/17                       200,105
     150,000                  Xilinx, Inc., 3.0%, 3/15/21                                    156,043
                                                                                      --------------
                                                                                      $    1,039,634
                                                                                      --------------
                              Total Semiconductors & Semiconductor Equipment          $    1,039,634
----------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.8%
                              Integrated Telecommunication Services -- 0.5%
     250,000                  AT&T, Inc., 4.75%, 5/15/46                              $      264,738
      60,000                  CenturyLink, Inc., 7.5%, 4/1/24                                 64,050
     170,000                  Frontier Communications Corp., 10.5%, 9/15/22                  183,600
     350,000                  Telefonica Emisiones SAU, 5.462%, 2/16/21                      402,131
     300,000                  Telefonica Emisiones SAU, 6.221%, 7/3/17                       313,104
     196,000                  Verizon Communications, Inc., 6.55%, 9/15/43                   266,670
                                                                                      --------------
                                                                                      $    1,494,293
----------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 0.3%
     250,000                  Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)         $      259,642
     240,000                  Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                261,955
     140,000                  Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                156,035
     140,000                  T-Mobile USA, Inc., 6.0%, 4/15/24                              149,407
     100,000                  WCP Issuer llc, 6.657%, 8/15/20 (144A)                         103,316
                                                                                      --------------
                                                                                      $      930,355
                                                                                      --------------
                              Total Telecommunication Services                        $    2,424,648
----------------------------------------------------------------------------------------------------
                              UTILITIES -- 1.6%
                              Electric Utilities -- 1.5%
     225,000                  Commonwealth Edison Co., 6.15%, 9/15/17                 $      237,744
     230,000                  Edison International, 2.95%, 3/15/23                           235,109
     100,000                  Electricite de France SA, 6.0%, 1/22/14 (144A)                 107,454
     250,000          5.25    Electricite de France SA, Floating Rate Note
                              (Perpetual) (144A)                                             243,750
     270,000                  Enel Finance International NV, 5.125%, 10/7/19 (144A)          297,694
     200,000          8.13    Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                231,750
     250,000                  Exelon Corp., 2.85%, 6/15/20                                   259,794
      66,497                  FPL Energy American Wind LLC, 6.639%, 6/20/23 (144A)            65,371
     560,000                  Iberdrola International BV, 6.75%, 7/15/36                     761,582
     200,000                  Israel Electric Corp., Ltd., 6.7%, 2/10/17 (144A)              204,400
     200,000                  Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)             222,650
     125,000                  Nevada Power Co., 6.5%, 8/1/18                                 138,191
     250,000                  NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17          251,566

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 37

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              Electric Utilities -- (continued)
      49,841                  OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)          $       51,523
     250,000                  PPL Capital Funding, Inc., 3.1%, 5/15/26                       255,102
     275,000                  Public Service Co. of New Mexico, 7.95%, 5/15/18               304,529
     250,000                  Southwestern Electric Power Co., 3.9%, 4/1/45                  255,914
     105,000                  Talen Energy Supply LLC, 6.5%, 6/1/25                           92,400
                                                                                      --------------
                                                                                      $    4,216,523
----------------------------------------------------------------------------------------------------
                              Gas Utilities -- 0.1%
     250,000                  Southern California Gas Co., 5.125%, 11/15/40           $      317,815
----------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy
                              Traders -- 0.0%+
      72,285                  Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)            $       74,596
                                                                                      --------------
                              Total Utilities                                         $    4,608,934
----------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS
                              (Cost $49,737,331)                                      $   52,178,756
----------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS -- 12.4%
     106,570                  Fannie Mae, 3.0%, 10/1/30                               $      112,396
      24,917                  Fannie Mae, 3.0%, 5/1/46                                        26,087
      99,649                  Fannie Mae, 3.0%, 5/1/46                                       104,540
     255,318                  Fannie Mae, 3.0%, 6/1/45                                       267,822
   1,892,227                  Fannie Mae, 3.5%, 12/1/45                                    1,998,287
   1,501,854                  Fannie Mae, 3.5%, 7/1/43                                     1,589,236
     342,320                  Fannie Mae, 3.5%, 7/1/45                                       361,509
   1,106,474                  Fannie Mae, 3.5%, 8/1/45                                     1,168,492
     925,493                  Fannie Mae, 3.5%, 9/1/44                                       977,367
     520,791                  Fannie Mae, 3.5%, 9/1/45                                       549,981
     114,170                  Fannie Mae, 4.0%, 1/1/41                                       122,845
     465,967                  Fannie Mae, 4.0%, 2/1/41                                       501,437
     917,388                  Fannie Mae, 4.0%, 2/1/41                                       987,184
     564,134                  Fannie Mae, 4.0%, 3/1/41                                       607,245
     731,680                  Fannie Mae, 4.0%, 6/1/42                                       788,869
     603,242                  Fannie Mae, 4.0%, 7/1/43                                       646,547
     360,806                  Fannie Mae, 4.0%, 7/1/44                                       386,537
     224,764                  Fannie Mae, 4.0%, 7/1/46                                       241,878
     289,204                  Fannie Mae, 4.0%, 8/1/43                                       310,288
     321,830                  Fannie Mae, 4.0%, 8/1/43                                       345,426
     225,000                  Fannie Mae, 4.0%, 8/1/46                                       242,131
     475,959                  Fannie Mae, 4.0%, 9/1/40                                       512,054
     348,777                  Fannie Mae, 4.0%, 9/1/40                                       375,408
     267,532                  Fannie Mae, 4.0%, 9/1/42                                       287,839
     456,202                  Fannie Mae, 4.0%, 9/1/44                                       488,852
      23,826                  Fannie Mae, 4.5%, 11/1/20                                       24,684
       8,232                  Fannie Mae, 4.5%, 12/1/43                                        9,102

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS -- (continued)
     613,910                  Fannie Mae, 4.5%, 12/1/43                               $      669,422
     452,398                  Fannie Mae, 4.5%, 4/1/41                                       495,451
     618,624                  Fannie Mae, 4.5%, 6/1/40                                       675,809
      13,326                  Fannie Mae, 5.0%, 5/1/18                                        13,679
      23,294                  Fannie Mae, 5.0%, 6/1/37                                        25,752
     113,764                  Fannie Mae, 5.5%, 10/1/35                                      128,675
      13,819                  Fannie Mae, 5.5%, 12/1/34                                       15,657
      51,289                  Fannie Mae, 5.5%, 12/1/35                                       57,893
      51,044                  Fannie Mae, 5.5%, 12/1/35                                       57,684
      56,471                  Fannie Mae, 5.5%, 3/1/23                                        61,353
       6,814                  Fannie Mae, 5.5%, 3/1/34                                         7,637
      43,547                  Fannie Mae, 5.5%, 5/1/37                                        48,879
     173,350                  Fannie Mae, 5.5%, 5/1/38                                       194,265
      26,219                  Fannie Mae, 6.0%, 10/1/37                                       29,906
      29,018                  Fannie Mae, 6.0%, 12/1/33                                       33,509
      15,712                  Fannie Mae, 6.0%, 12/1/37                                       17,970
       3,325                  Fannie Mae, 6.0%, 8/1/32                                         3,841
       1,233                  Fannie Mae, 6.0%, 9/1/29                                         1,422
      12,050                  Fannie Mae, 6.5%, 10/1/32                                       13,896
      20,537                  Fannie Mae, 6.5%, 4/1/29                                        23,660
      32,611                  Fannie Mae, 6.5%, 5/1/32                                        39,337
       5,305                  Fannie Mae, 6.5%, 7/1/29                                         6,118
      24,603                  Fannie Mae, 6.5%, 9/1/32                                        28,590
      11,114                  Fannie Mae, 7.0%, 1/1/36                                        12,290
     174,408                  Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                 182,432
     601,645                  Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                 635,197
     223,788                  Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                240,258
     191,816                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                 203,446
     403,413                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                 427,293
   1,817,285                  Federal Home Loan Mortgage Corp., 3.5%, 3/1/45               1,918,628
     630,700                  Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                 665,872
     662,702                  Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                 699,959
      87,793                  Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                  92,710
   1,684,614                  Federal Home Loan Mortgage Corp., 3.5%, 9/1/42               1,785,074
     449,906                  Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                 483,685
   1,025,250                  Federal Home Loan Mortgage Corp., 4.0%, 10/1/44              1,097,485
     666,653                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                716,599
     786,946                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                846,049
     355,199                  Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                380,116
     363,950                  Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                 391,315
   1,148,530                  Federal Home Loan Mortgage Corp., 4.0%, 6/1/44               1,228,808

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 39

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS -- (continued)
     322,324                  Federal Home Loan Mortgage Corp., 4.0%, 7/1/44          $      344,992
     339,768                  Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                 363,642
     288,605                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                 315,838
     291,807                  Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                 319,907
     150,249                  Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                 164,036
      79,673                  Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                  87,138
      54,146                  Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                 60,145
      57,252                  Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                  63,294
       1,052                  Federal Home Loan Mortgage Corp., 5.5%, 10/1/16                  1,053
      29,998                  Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                 33,921
      23,622                  Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                  27,045
      38,281                  Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                 43,741
      33,748                  Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                  38,445
      11,838                  Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                 14,087
      74,411                  Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                 84,989
     697,014                  Federal National Mortgage Association, 3.5%, 11/1/45           736,082
     450,556                  Federal National Mortgage Association, 4.0%, 9/1/45            483,144
     779,237                  Government National Mortgage Association I,
                              4.0%, 9/15/41                                                  839,703
      17,939                  Government National Mortgage Association I,
                              5.0%, 2/15/18                                                   18,242
      23,728                  Government National Mortgage Association I,
                              5.0%, 2/15/18                                                   24,195
      18,234                  Government National Mortgage Association I,
                              5.5%, 8/15/33                                                   20,973
      22,377                  Government National Mortgage Association I,
                              5.5%, 9/15/33                                                   25,319
      19,212                  Government National Mortgage Association I,
                              6.0%, 10/15/33                                                  22,436
      19,078                  Government National Mortgage Association I,
                              6.0%, 9/15/34                                                   21,867
     123,902                  Government National Mortgage Association I,
                              6.0%, 9/15/38                                                  142,448
      18,141                  Government National Mortgage Association I,
                              6.5%, 10/15/28                                                  20,855
      32,500                  Government National Mortgage Association I,
                              6.5%, 12/15/32                                                  39,513
      38,546                  Government National Mortgage Association I,
                              6.5%, 5/15/31                                                   44,312
      24,943                  Government National Mortgage Association I,
                              6.5%, 5/15/33                                                   28,675
      32,088                  Government National Mortgage Association I,
                              6.5%, 6/15/32                                                   39,077

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND
                              AGENCY OBLIGATIONS -- (continued)
         457                  Government National Mortgage Association I,
                              7.0%, 8/15/28                                           $          550
       3,215                  Government National Mortgage Association I,
                              8.0%, 2/15/30                                                    3,255
      42,187                  Government National Mortgage Association II,
                              5.5%, 2/20/34                                                   47,435
      65,668                  Government National Mortgage Association II,
                              6.5%, 11/20/28                                                  77,967
       2,759                  Government National Mortgage Association II,
                              7.5%, 9/20/29                                                    3,450
     950,000                  U.S. Treasury Bonds, 3.125%, 2/15/43                         1,143,488
     510,095                  U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45          532,153
   1,125,418                  U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46         1,261,772
                                                                                      --------------
                                                                                      $   36,230,848
----------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                              (Cost $35,330,837)                                      $   36,230,848
----------------------------------------------------------------------------------------------------
                              FOREIGN GOVERNMENT BOND -- 0.1%
     200,000                  Bahamas Government International Bond,
                              5.75%, 1/16/24 (144A)                                   $      209,000
----------------------------------------------------------------------------------------------------
                              TOTAL FOREIGN GOVERNMENT BOND
                              (Cost $200,000)                                         $      209,000
----------------------------------------------------------------------------------------------------
                              MUNICIPAL BONDS -- 1.2% (f)
                              Municipal Education -- 0.0%+
     100,000                  Massachusetts Development Finance Agency,
                              4.844%, 9/1/43                                          $      122,161
----------------------------------------------------------------------------------------------------
                              Municipal General -- 0.2%
     100,000                  Central Texas Regional Mobility Authority, 1/1/25 (c)   $       76,856
     200,000                  City of Raleigh North Carolina, 4.0%, 10/1/32                  229,042
     200,000                  JobsOhio Beverage System, 3.985%, 1/1/29                       230,434
                                                                                      --------------
                                                                                      $      536,332
----------------------------------------------------------------------------------------------------
                              Higher Municipal Education -- 0.5%
     100,000                  Massachusetts Development Finance Agency,
                              Northeastern University-Series A, 5.0%, 3/1/39          $      120,555
     250,000                  Massachusetts Institute of Technology, 5.6%, 7/1/11            366,669
     300,000                  The Board of Trustees of The Leland Stanford
                              Junior University, 4.75%, 5/1/19                               328,507
     250,000                  The George Washington University, 1.827%, 9/15/17              251,910

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 41

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
----------------------------------------------------------------------------------------------------
                              Higher Municipal Education -- (continued)
     137,000                  The George Washington University, 3.485%, 9/15/22       $      147,052
     200,000                  University of California, 4.062%, 5/15/33                      214,518
     100,000                  Virginia College Building Authority, 4.0%, 9/1/26              115,671
                                                                                      --------------
                                                                                      $    1,544,882
----------------------------------------------------------------------------------------------------
                              Municipal Medical -- 0.1%
     100,000                  Health & Educational Facilities Authority of the
                              State of Missouri, 3.685%, 2/15/47                      $      110,746
     150,000                  Massachusetts Development Finance Agency,
                              5.0%, 7/1/39                                                   175,672
                                                                                      --------------
                                                                                      $      286,418
----------------------------------------------------------------------------------------------------
                              Municipal Power -- 0.1%
     250,000                  Energy Northwest, 5.0%, 7/1/35                          $      299,565
----------------------------------------------------------------------------------------------------
                              Municipal Transportation -- 0.1%
     180,000                  Maine Turnpike Authority, 5.0%, 7/1/42                  $      211,887
----------------------------------------------------------------------------------------------------
                              Municipal Water -- 0.1%
     150,000                  County of King Washington Sewer Revenue,
                              4.25%, 1/1/36                                           $      166,108
----------------------------------------------------------------------------------------------------
                              Municipal Obligation -- 0.1%
     250,000                  City of Irving Texas, 4.0%, 9/15/27 (g)                 $      291,060
----------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL BONDS
                              (Cost $3,045,035)                                       $    3,458,413
----------------------------------------------------------------------------------------------------
                              SENIOR FLOATING RATE LOAN
                              INTERESTS -- 1.0%**
                              MATERIALS -- 0.1%
                              Commodity Chemicals -- 0.1%
     198,990          4.00    Axiall Holdco, Inc., Initial Loan, 2/27/22              $      199,446
                                                                                      --------------
                              Total Materials                                         $      199,446
----------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 0.2%
                              Aerospace & Defense -- 0.1%
      93,818          3.75    B/E Aerospace, Inc., Term Loan, 11/19/21                $       94,815
     153,405          3.25    Wesco Aircraft Hardare Corp., Tranche B Term
                              Loan (First Lien), 2/24/21                                     152,830
                                                                                      --------------
                                                                                      $      247,645
----------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
     246,250          4.00    Mueller Water Products, Inc., Initial Loan, 11/25/21    $      247,532
                                                                                      --------------
                              Total Capital Goods                                     $      495,177
----------------------------------------------------------------------------------------------------
                              AUTOMOBILES & COMPONENTS -- 0.1%
                              Automobile Manufacturers -- 0.1%
     279,736          3.50    Chrysler Group LLC, Term Loan B, 5/24/17                $      280,560
                                                                                      --------------
                              Total Automobiles & Components                          $      280,560
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                            Value
----------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.1%
                              Leisure Facilities -- 0.1%
     172,389          3.25    Six Flags Theme Parks, Inc., Tranche B Term
                              Loan, 6/30/22                                           $      173,035
                                                                                      --------------
                              Total Consumer Services                                 $      173,035
----------------------------------------------------------------------------------------------------
                              MEDIA -- 0.1%
                              Broadcasting -- 0.0%+
      72,931          3.00    Sinclair Television Group, Inc., New Tranche
                              B Term Loan, 4/19/20                                    $       73,022
----------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.1%
      91,820          3.25    Kasima LLC, Term Loan, 5/17/21                          $       91,964
                                                                                      --------------
                              Total Media                                             $      164,986
----------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 0.1%
                              Agricultural Products -- 0.1%
     248,728          3.25    Darling International, Inc., Term B USD Loan, 12/19/20  $      249,894
                                                                                      --------------
                              Total Food, Beverage & Tobacco                          $      249,894
----------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.1%
                              Other Diversified Financial Services -- 0.1%
     150,000          3.50    Delos Finance S.a.r.l., Tranche B Term Loan, 2/27/21    $      150,825
     145,833          3.50    Fly Funding II S.a.r.l., Loan, 8/9/19                          145,924
                                                                                      --------------
                                                                                      $      296,749
                                                                                      --------------
                              Total Diversified Financials                            $      296,749
----------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.0%+
                              IT Consulting & Other Services -- 0.0%+
      53,320          3.75    NXP BV, Tranche B Loan, 10/30/20                        $       53,745
                                                                                      --------------
                              Total Software & Services                               $       53,745
----------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 0.0%+
                              Communications Equipment -- 0.0%+
     130,608          3.54    CommScope, Inc., Tranche 4 Term Loan, 1/14/18           $      130,771
                                                                                      --------------
                              Total Technology Hardware & Equipment                   $      130,771
----------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.0%+
                              Semiconductors -- 0.0%+
     116,867          4.25    Avago Technologies Finance, Term Loan
                              (First Lien), 11/13/22                                  $      117,281
                                                                                      --------------
                              Total Semiconductors & Semiconductor Equipment          $      117,281
----------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.0%+
                              Integrated Telecommunication Services -- 0.0%+
     148,125          4.00    GCI Holdings, Inc., New Term B Loan, 2/2/22             $      149,190
                                                                                      --------------
                              Total Telecommunication Services                        $      149,190
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 43

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                     Value
----------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.2%
                              Electric Utilities -- 0.2%
     287,854          5.63    APLP Holdings LP, Term Loan, 4/12/23                    $      288,394
     219,363          3.25    Calpine Construction Finance Co. LP,
                              Term B-2 Loan, 1/3/22                                          216,895
                                                                                      --------------
                                                                                      $      505,289
                                                                                      --------------
                              Total Utilities                                         $      505,289
----------------------------------------------------------------------------------------------------
                              TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                              (Cost $2,796,576)                                       $    2,816,123
----------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENT IN SECURITIES -- 99.9%
                              (Cost $259,103,624) (a)                                 $  291,140,340
----------------------------------------------------------------------------------------------------
                              OTHER ASSETS & LIABILITIES -- 0.1%                      $      345,571
----------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                    $  291,485,911
====================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

(A.D.R.)     American Depositary Receipts.

(Perpetual)  Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

REMICS       Real Estate Mortgage Investment Conduits.

(Cat  Bond)  Catastrophe or event-linked bond. At July 31, 2016, the value of these securities amounted to $2,766,950 or 1.0% of net assets. See Notes to Financial Statements -- Note 1H.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
             (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2016, the value of these securities amounted to $24,141,050 or 8.3% of total net assets.

(a) At July 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $259,134,182 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                  which there is an excess of value over tax cost                       $ 35,724,927

               Aggregate gross unrealized depreciation for all investments in
                  which there is an excess of tax cost over value                         (3,718,769)
                                                                                        ------------
               Net unrealized appreciation                                              $ 32,006,158
                                                                                        ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At July 31, 2016, the value of these securities amounted to $1,916,607 or 1.0% of net assets. See Notes to Financial Statements -- Note 1H.

(e)          Rate to be determined.

(f)          Consists of Revenue Bonds unless otherwise indicated.

(g)          Represents a General Obligation Bond.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2016 were as follows:

-----------------------------------------------------------------------------------------------------
                                                                       Purchases         Sales
-----------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                              $ 18,169,558      $ 11,987,539
Other Long-Term Securities                                             $113,571,890      $133,802,890

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2016, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------------------
                                         Level 1           Level 2                 Level 3         Total
---------------------------------------------------------------------------------------------------------------
Preferred Stocks                         $     20,402      $          --           $       --      $     20,402
Convertible Preferred Stock                   931,882                 --                   --           931,882
Common Stocks                             180,399,315                 --                   --       180,399,315
Asset Backed Securities                            --          4,876,193                   --         4,876,193
Collateralized Mortgage Obligations                --         10,019,408                   --        10,019,408
Corporate Bonds
    Insurance
        Reinsurance                                --          2,766,950            1,916,607         4,683,557
    All Other Corporate Bonds                      --         47,495,199                   --        47,495,199
 U.S. Government and
    Agency Obligations                             --         36,230,848                   --        36,230,848
Foreign Government Bond                            --            209,000                   --           209,000
Municipal Bonds                                    --          3,458,413                   --         3,458,413
Senior Floating Rate Loan Interests                --          2,816,123                   --         2,816,123
---------------------------------------------------------------------------------------------------------------
Total                                    $181,351,599       $107,872,134           $1,916,607      $291,140,340
===============================================================================================================
Other Financial Instruments
Net unrealized appreciation on
   futures contracts                     $     21,115       $         --           $       --      $     21,115
---------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments        $     21,115       $         --           $       --      $     21,115
===============================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 45

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------
                                                                                     Corporate
                                                                                     Bonds
------------------------------------------------------------------------------------------------
Balance as of 7/31/15                                                                $ 1,329,910
Realized gain (loss)(1)                                                                    1,042
Change in unrealized appreciation (depreciation)(2)                                      (36,815)
Purchases                                                                              1,848,270
Sales                                                                                 (1,225,800)
Transfers in to Level 3*                                                                      --
Transfers out of Level 3*                                                                     --
------------------------------------------------------------------------------------------------
Balance as of 7/31/16                                                                $ 1,916,607
================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2016, there were no transfers between Levels 1, 2 and 3.

           Net change in unrealized appreciation (depreciation) of investments
           still held as of 7/31/16                                                   $ (38,170)
                                                                                      ---------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Statement of Assets and Liabilities | 7/31/16

ASSETS:
  Investment in securities (cost $259,103,624)                                           $  291,140,340
  Cash                                                                                          225,536
  Restricted cash*                                                                               16,100
  Receivables --
     Investment securities sold                                                               1,384,043
     Fund shares sold                                                                           143,624
     Dividends                                                                                  142,800
     Interest                                                                                   717,421
  Due from Pioneer Investment Management, Inc.                                                    3,683
  Other assets                                                                                   53,577
-------------------------------------------------------------------------------------------------------
         Total assets                                                                    $  293,827,124
=======================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                                    $    1,946,060
      Fund shares repurchased                                                                   205,470
      Distributions                                                                                 809
      Trustee fees                                                                                  683
   Variation margin for futures contracts                                                         3,719
   Due to affiliates                                                                             31,742
   Accrued expenses                                                                             152,730
-------------------------------------------------------------------------------------------------------
           Total liabilities                                                             $    2,341,213
=======================================================================================================
NET ASSETS:
  Paid-in capital                                                                        $  258,907,622
  Undistributed net investment income                                                            47,498
  Accumulated net realized gain on investments, futures contracts
     and foreign currency transactions                                                          473,098
  Net unrealized appreciation on investments                                                 32,036,716
  Net unrealized appreciation on futures contracts                                               21,115
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                             (138)
-------------------------------------------------------------------------------------------------------
         Total net assets                                                                $  291,485,911
=======================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $178,013,105/19,634,954 shares)                                     $         9.07
   Class C (based on $48,385,239/5,377,775 shares)                                       $         9.00
   Class K (based on $10,059/1,110 shares)                                               $         9.06
   Class R (based on $3,276,677/361,611 shares)                                          $         9.06
   Class Y (based on $61,800,831/6,780,189 shares)                                       $         9.11
MAXIMUM OFFERING PRICE:
   Class A ($9.07 / 95.5%)                                                               $         9.50
=======================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 47

Statement of Operations

For the Year Ended 7/31/16

INVESTMENT INCOME:
   Dividends                                                           $   4,708,766
   Interest                                                                3,858,991
-------------------------------------------------------------------------------------------------------
      Total investment income                                                            $    8,567,757
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $   1,838,132
  Transfer agent fees
     Class A                                                                  98,408
     Class C                                                                  13,977
     Class K*                                                                      6
     Class R                                                                      38
     Class Y                                                                   1,463
  Distribution fees
     Class A                                                                 431,076
     Class C                                                                 443,050
     Class R                                                                   9,183
  Shareholder communications expense                                         283,875
  Administrative expense                                                     128,324
  Custodian fees                                                              30,832
  Registration fees                                                           99,144
  Professional fees                                                           77,612
  Printing expense                                                            41,755
  Fees and expenses of nonaffiliated Trustees                                  9,419
  Miscellaneous                                                               89,858
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $    3,596,152
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                (103,362)
-------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $    3,492,790
-------------------------------------------------------------------------------------------------------
         Net investment income                                                           $    5,074,967
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                       $   2,282,090
     Futures contracts                                                        27,096
     Other assets and liabilities denominated in foreign currencies            2,207     $    2,311,393
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                       $  (5,229,931)
     Futures contracts                                                        17,771
     Other assets and liabilities denominated in foreign currencies               71     $   (5,212,089)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, futures
     contracts and foreign currency transactions                                         $   (2,900,696)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $    2,174,271
=======================================================================================================

*    Class K shares commenced operations on December 1, 2015.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------------
                                                                       Year Ended        Year Ended
                                                                       7/31/16           7/31/15
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                           $    5,074,967    $    4,750,540
Net realized gain (loss) on investments, futures contracts
  and foreign currency transactions                                         2,311,393         9,502,075
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                                    (5,212,089)        1,948,163
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
           from operations                                             $    2,174,271    $   16,200,778
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.18 per share, respectively)                $   (3,415,831)   $   (3,247,104)
      Class B ($0.00 and $0.02 per share, respectively)*                           --            (5,579)
      Class C ($0.11 and $0.12 per share, respectively)                      (562,690)         (410,104)
      Class K ($0.14 and $0.00 per share, respectively)**                        (160)               --
      Class R ($0.17 and $0.00 per share, respectively)***                    (34,295)               --
      Class Y ($0.19 and $0.20 per share, respectively)                    (1,389,439)       (1,203,785)
Net realized gain:
      Class A ($0.18 and $0.86 per share, respectively)                    (3,575,561)      (13,760,167)
      Class C ($0.18 and $0.86 per share, respectively)                      (893,146)       (2,411,099)
      Class K ($0.01 and $0.00 per share, respectively)**                          (6)               --
      Class R ($0.18 and $0.00 per share, respectively)***                    (24,055)               --
      Class Y ($0.18 and $0.86 per share, respectively)                    (1,337,882)       (4,036,355)
-------------------------------------------------------------------------------------------------------
           Total distributions to shareowners                          $ (11,233,065)    $  (25,074,193)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                           $   76,459,396      $128,341,390
Reinvestment of distributions                                              10,525,965        23,695,513
Cost of shares repurchased                                                (75,755,975)      (67,572,957)
-------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
          share transactions                                           $   11,229,386    $   84,463,946
-------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                            $    2,170,592    $   75,590,531
NET ASSETS:
Beginning of year                                                      $  289,315,319    $  213,724,788
-------------------------------------------------------------------------------------------------------
End of year                                                            $  291,485,911    $  289,315,319
=======================================================================================================
Undistributed net investment income                                    $       47,498    $       19,725
=======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2015.

***  Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 49

-------------------------------------------------------------------------------------------------------
                                Year Ended         Year Ended          Year Ended        Year Ended
                                7/31/16            7/31/16             7/31/15           7/31/15
                                Shares             Amount              Shares            Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                        4,684,605       $  41,246,439           5,905,825     $   56,175,868
Reinvestment of distributions        758,976           6,724,998           1,763,705         16,400,748
Less shares repurchased           (5,001,152)        (43,980,797)         (3,817,875)       (36,346,941)
-------------------------------------------------------------------------------------------------------
      Net increase                   442,429       $   3,990,640           3,851,655     $   36,229,675
=======================================================================================================
Class B*
Shares exchanged                          --       $          --               3,770     $       36,469
Reinvestment of distributions             --                  --                 525              5,167
Less shares repurchased                   --                  --           (299,353)        (2,964,042)
-------------------------------------------------------------------------------------------------------
      Net decrease                        --       $          --           (295,058)     $  (2,922,406)
=======================================================================================================
Class C
Shares sold                        2,293,830       $  20,079,184           2,415,816     $   22,654,909
Reinvestment of distributions        145,141           1,277,307             281,939          2,601,914
Less shares repurchased           (1,413,668)        (12,333,741)           (787,067)        (7,372,667)
-------------------------------------------------------------------------------------------------------
      Net increase                 1,025,303       $   9,022,750           1,910,688     $   17,884,156
=======================================================================================================
Class K**
Shares sold                            1,110       $      10,000                  --     $           --
Reinvestment of distributions             --                  --                  --                 --
Less shares repurchased                   --                  --                  --                 --
-------------------------------------------------------------------------------------------------------
      Net increase                     1,110       $      10,000                  --     $           --
=======================================================================================================
Class R***
Shares sold                          390,318       $   3,431,470              14,871     $      137,993
Reinvestment of distributions             --                  --                  --                 --
Less shares repurchased              (43,578)           (385,174)                  --                --
-------------------------------------------------------------------------------------------------------
      Net increase                   346,740       $   3,046,296              14,871     $      137,993
=======================================================================================================
Class Y
Shares sold                        1,321,532       $  11,692,303           5,198,013     $   49,336,151
Reinvestment of distributions        283,483           2,523,660             501,481          4,687,684
Less shares repurchased           (2,159,359)        (19,056,263)         (2,195,105)       (20,889,307)
-------------------------------------------------------------------------------------------------------
      Net increase (decrease)       (554,344)      $  (4,840,300)          3,504,389     $   33,134,528
=======================================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class K shares commenced operations on December 1, 2015.

***  Class R shares commenced operations on July 1, 2015.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                 Year          Year        Year        Year        Year
                                                                 Ended         Ended       Ended       Ended       Ended
                                                                 7/31/16       7/31/15     7/31/14     7/31/13     7/31/12
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                             $   9.36      $   9.76    $  10.62    $   9.64    $   9.54
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   0.16(a)   $   0.18    $   0.22    $   0.22    $   0.25
   Net realized and unrealized gain (loss) on investments           (0.09)         0.46        1.06        1.21        0.12
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   0.07      $   0.64    $   1.28    $   1.43    $   0.37
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                         $  (0.18)     $  (0.18)   $  (0.22)   $  (0.24)   $  (0.26)
   Net realized gain                                                (0.18)        (0.86)      (1.92)      (0.21)      (0.01)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                              $  (0.36)     $  (1.04)   $  (2.14)   $  (0.45)   $  (0.27)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  (0.29)     $  (0.40)   $  (0.86)   $   0.98    $   0.10
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $   9.07      $   9.36    $   9.76    $  10.62    $   9.64
============================================================================================================================
Total return*                                                        0.88%         6.82%      13.63%      15.21%       4.01%
Ratio of net expenses to average net assets                          1.16%         1.16%       1.16%       1.16%       1.16%
Ratio of net investment income (loss) to average net assets          1.87%         1.89%       2.22%       2.20%       2.63%
Portfolio turnover rate                                                47%           44%         49%         41%         29%
Net assets, end of period (in thousands)                         $178,013      $179,691    $149,672    $134,933    $123,060
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                              1.22%         1.23%       1.25%       1.28%       1.30%
   Net investment income (loss) to average net assets                1.81%         1.82%       2.13%       2.08%       2.49%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 51

-------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year          Year       Year       Year
                                                                Ended        Ended         Ended      Ended      Ended
                                                                7/31/16      7/31/15       7/31/14    7/31/13    7/31/12
-------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                            $  9.30      $  9.70       $ 10.58    $  9.61    $  9.51
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.10(a)   $  0.11       $  0.15    $  0.13    $  0.17
   Net realized and unrealized gain (loss) on investments         (0.11)        0.47          1.04       1.22       0.12
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $ (0.01)     $  0.58       $  1.19    $  1.35    $  0.29
-------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.11)     $ (0.12)      $ (0.15)   $ (0.17)   $ (0.18)
   Net realized gain                                              (0.18)       (0.86)        (1.92)     (0.21)     (0.01)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $ (0.29)     $ (0.98)      $ (2.07)   $ (0.38)   $ (0.19)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.30)     $ (0.40)      $ (0.88)   $  0.97    $  0.10
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  9.00      $  9.30       $  9.70    $ 10.58    $  9.61
=========================================================================================================================
Total return*                                                      0.04%        6.14%(b)     12.60%     14.35%      3.12%
Ratio of net expenses to average net assets                        1.93%        1.93%         1.95%      2.01%      2.02%
Ratio of net investment income (loss) to average net assets        1.10%        1.10%         1.48%      1.25%      1.76%
Portfolio turnover rate                                              47%          44%           49%        41%        29%
Net assets, end of period (in thousands)                        $48,385      $40,470       $23,695    $28,019    $13,106
=========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------
                                                                                  12/1/15 to
                                                                                  7/31/16
--------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                              $ 9.01
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                   $ 0.12(a)
   Net realized and unrealized gain (loss) on investments                           0.08
-------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                $ 0.20
--------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                          $(0.14)
   Net realized gain                                                               (0.01)
--------------------------------------------------------------------------------------------
Total distributions                                                               $(0.15)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $ 0.05
--------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 9.06
============================================================================================
Total return*                                                                       2.29%(b)
Ratio of net expenses to average net assets                                         0.98%**
Ratio of net investment income (loss) to average net assets                         2.00%**
Portfolio turnover rate                                                               47%
Net assets, end of period (in thousands)                                          $   10
============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 53

---------------------------------------------------------------------------------------------
                                                                     Year
                                                                     Ended          7/1/15 to
                                                                     7/31/16        7/31/15
---------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                 $ 9.36         $9.27
---------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                       $ 0.15(c)      $0.00(a)
  Net realized and unrealized gain (loss) on investments              (0.10)         0.09
---------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                   $ 0.05         $0.09
---------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                              $(0.17)        $  --
  Net realized gain                                                   (0.18)           --
---------------------------------------------------------------------------------------------
Total distributions                                                  $(0.35)        $  --
---------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                           $(0.30)        $0.09
---------------------------------------------------------------------------------------------
Net asset value, end of period                                       $ 9.06         $9.36
=============================================================================================
Total return*                                                          0.67%         0.97%(b)
Ratio of net expenses to average net assets                            1.30%         1.30%**
Ratio of net investment income (loss) to average
  net assets                                                           1.73%         2.73%**
Portfolio turnover rate                                                  47%           44%
Net assets, end of period (in thousands)                             $3,277         $ 139
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for fees
  paid indirectly:
  Total expenses to average net assets                                 1.53%         1.67%**
  Net investment income (loss) to average net assets                   1.50%         2.36%**
=============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a)  Amount rounds to less than $0.01 or $(0.01) per share.

(b)  Not annualized.

(c) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------------------------
                                                             Year        Year      Year      Year      Year
                                                             Ended       Ended     Ended     Ended     Ended
                                                             7/31/16     7/31/15   7/31/14   7/31/13   7/31/12
----------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  9.41     $  9.79   $ 10.66   $  9.66   $   9.54
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.18(a)  $  0.20   $  0.24   $  0.23   $   0.28
   Net realized and unrealized gain (loss) on investments      (0.11)       0.48      1.06      1.24       0.12
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.07     $  0.68   $  1.30   $  1.47   $   0.40
----------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.19)    $ (0.20)  $ (0.25)  $ (0.26)  $  (0.27)
   Net realized gain                                           (0.18)      (0.86)    (1.92)    (0.21)     (0.01)
----------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.37)    $ (1.06)  $ (2.17)  $ (0.47)  $  (0.28)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.30)    $ (0.38)  $ (0.87)  $  1.00   $   0.12
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.11     $  9.41   $  9.79   $ 10.66   $   9.66
================================================================================================================
Total return*                                                   0.95%       7.17%    13.77%    15.71%      4.40%
Ratio of net expenses to average net assets                     0.95%       0.93%     0.95%     0.90%      0.88%
Ratio of net investment income (loss) to average net assets     2.08%       2.10%     2.47%     2.56%      2.91%
Portfolio turnover rate                                           47%         44%       49%       41%        29%
Net assets, end of period (in thousands)                     $61,801     $69,014   $37,507   $26,234   $136,597
================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 55

Notes to Financial Statements | 7/31/16

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 1, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

56 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

A.  Security Valuation

    The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

    Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

    Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

    Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

    Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 57

    Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

    Cash may include overnight time deposits at approved financial institutions.

    Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

    Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

    At July 31, 2016, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/16 respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 59 financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2016, the Fund reclassified $355,221 to increase undistributed net investment income and $355,221 to decrease accumulated net realized gain on investments, futures contracts, and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    The tax character of distributions paid during the year ended July 31, 2016 and July 31, 2015 were as follows:

    ----------------------------------------------------------------------------
                                                            2016            2015
    ----------------------------------------------------------------------------
    Distributable paid from:
    Ordinary income                                  $ 5,402,415     $ 6,228,672
    Long-term capital gain                             5,830,650      18,845,521
    ----------------------------------------------------------------------------
       Total                                         $11,233,065     $25,074,193
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at July 31, 2016:

    ----------------------------------------------------------------------------
                                                                            2016
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed long-term capital gain                            $    572,269
    Unrealized appreciation                                           32,006,020
    ----------------------------------------------------------------------------
       Total                                                        $ 32,578,289
    ============================================================================

    The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $39,511 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2016.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Insurance-linked securities (ILS)

    The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 61 principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

    Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.  Repurchase Agreements

    Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM, is responsible for determining that the value of the collateral remains at least equal to the

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/16 repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended July 31, 2016, the Fund had no open repurchase agreements.

J.  Futures Contracts

    The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2016, was $16,100 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2016, was $224,577.

    At July 31, 2016, open futures contracts were as follows:

    -------------------------------------------------------------------------------------
                                 Number of                                 Unrealized
                                 Contracts      Settlement                 Appreciation
    Description   Counterparty   Long/(Short)   Month        Value         (Depreciation)
    -------------------------------------------------------------------------------------
    U.S. Long
    Bond (CBT)    Citibank NA      2            9/16         $   348,875   $ 24,345
    U.S. Ultra
    Bond (CBT)    Citibank NA      1            9/16             190,531      4,114
    U.S. 10 Year
    Ultra Bond
    (CBT)         Citibank NA    (10)           9/16          (1,462,031)    (7,344)
    -------------------------------------------------------------------------------------
        Total                                                $  (922,625)  $ 21,115
    =====================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 63

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended July 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

PIM contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 2.06% and 1.30% of the average daily net assets attributable to Class A, Class C and Class R shares, respectively. These expense limitations are in effect through December 1, 2017 for Class A shares and Class R shares and were in effect through December 1, 2015 for Class C shares. Fees waived and expenses reimbursed during the year ended July 31, 2016 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,427 in management fees, administrative costs and certain other reimbursements payable to PIM at July 31, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended July 31, 2016, such out-of-pocket expenses by class of shares were as follows:

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $ 159,971
Class C                                                                   34,800
Class K                                                                        4
Class R                                                                    3,600
Class Y                                                                   85,500
--------------------------------------------------------------------------------
    Total                                                              $ 283,875
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,315 in distribution fees payable to PFD at July 31, 2016.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2016, CDSCs in the amount of $1,959 were paid to PFD.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 65

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 10, 2016, was in the amount of $240 million. As of February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2016, the Fund had no borrowings under the credit facility.

6.  Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2016, was as follows:

-----------------------------------------------------------------------------------------
Statement of                    Interest                Foreign
Assets and                      Rate         Credit     Exchange     Equity     Commodity
Liabilities                     Risk         Risk       Risk         Risk       Risk
-----------------------------------------------------------------------------------------
Assets
 Net unrealized appreciation
 on futures contracts*          $21,115      $--        $--          $--        $--
-----------------------------------------------------------------------------------------
 Total Value                    $21,115      $--        $--          $--        $--
=========================================================================================

*   Reflects unrealized appreciation/depreciation of futures contracts (see Note
    1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2016 was as follows:

-----------------------------------------------------------------------------------------
                                Interest                Foreign
                                Rate         Credit     Exchange      Equity    Commodity
Statement of Operations         Risk         Risk       Rate Risk     Risk      Risk
-----------------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts              $27,096      $--        $--           $--       $--
-----------------------------------------------------------------------------------------
 Total Value                    $27,096      $--        $--           $--       $--
=========================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts              $17,771      $--        $--           $--       $--
-----------------------------------------------------------------------------------------
 Total Value                    $17,771      $--        $--           $--       $--
=========================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Classic Balanced Fund (the "Fund"), one of the funds constituting Pioneer Series Trust IV (the "Trust"), as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended July 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 28, 2016

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

ADDITIONAL INFORMATION

For the year ended July 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 39.05%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 73.08%.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 69

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

70 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service            Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since 2006. Serves   Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board        until a successor trustee    present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                  is elected or earlier        Executive Officer (2008 - 2012), Quadriserv, (investor communications
                             retirement or removal.       Inc. (technology products for securities     and securities processing
                                                          lending industry); and Senior Executive      provider for financial
                                                          Vice President, The Bank of New York         services industry) (2009
                                                          (financial and securities services) (1986    - present); Director,
                                                          - 2004)                                      Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011
                                                                                                       - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since 2005. Serves   Managing Partner, Federal City Capital       Director of New York
Trustee                      until a successor trustee    Advisors (corporate advisory services        Mortgage Trust
                             is elected or earlier        company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                             retirement or removal.       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012
                                                          Analytica, Inc. (privately-held research     - present); Director of
                                                          and consulting company) (2010); Executive    The Swiss Helvetia Fund,
                                                          Vice President and Chief Financial Officer,  Inc. (closed-end fund)
                                                          I-trax, Inc. (publicly traded health care    (2010 - present);
                                                          services company) (2004 - 2007); and         Director of Oxford
                                                          Executive Vice President and Chief           Analytica, Inc. (2008 -
                                                          Financial Officer, Pedestal Inc.             present); and Director of
                                                          (internet-based mortgage trading company)    Enterprise Community
                                                          (2000 - 2002); Private consultant (1995 -    Investment, Inc.
                                                          1997), Managing Director, Lehman Brothers    (privately-held
                                                          (investment banking firm) (1992 - 1995);     affordable housing finance
                                                          and Executive, The World Bank (1979 - 1992)  company) (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since 2008. Serves   William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                      until a successor trustee    Economy, Harvard University (1972 -          Institutional Funds
                             is elected or earlier        present)                                     Investment Trust and
                             retirement or removal.                                                    Mellon Institutional
                                                                                                       Funds Master Portfolio
                                                                                                       (oversaw 17 portfolios in
                                                                                                       fund complex) (1989 -
                                                                                                       2008)
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 71

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service            Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since 2005. Serves   Founding Director, Vice President and        None
Trustee                      until a successor trustee    Corporate Secretary, The Winthrop Group,
                             is elected or earlier        Inc. (consulting firm) (1982 - present);
                             retirement or removal.       Desautels Faculty of Management, McGill
                                                          University (1999 - present); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since 2005. Serves   President and Chief Executive Officer,       Director of New America
Trustee                      until a successor trustee    Newbury Piret Company (investment banking    High Income Fund, Inc.
                             is elected or earlier        firm) (1981 - present)                       (closed-end investment
                             retirement or removal.                                                    company) (2004 -
                                                                                                       present); and Member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since 2014. Serves   Consultant (investment company services)     None
Trustee                      until a successor trustee    (2012 - present); Executive Vice President,
                             is elected or earlier        BNY Mellon (financial and investment company
                             retirement or removal.       services) (1969 - 2012); Director, BNY
                                                          International Financing Corp. (financial
                                                          services) (2002 - 2012); and Director,
                                                          Mellon Overseas Investment Corp. (financial
                                                          services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since 2014. Serves  Director and Executive Vice President (since  None
Trustee                      until a successor trustee   2008) and Chief Investment Officer, U.S.
                             is elected or earlier       (since 2010) of PIM-USA; Executive Vice
                             retirement or removal.      President of Pioneer (since 2008); Executive
                                                         Vice President of Pioneer Institutional
                                                         Asset Management, Inc. (since 2009); and
                                                         Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 73

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                         Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**     Advisory Trustee since 2014. Chief Investment Officer, 1199 SEIU Funds     Trustee of Pioneer
Advisory Trustee                                         (healthcare workers union pension funds)      closed-end investment
                                                         (2001 - present); Vice President -            investment companies (5
                                                         International Investments Group, American     portfolios) (Sept. 2015 -
                                                         International Group, Inc. (insurance          present)
                                                         company) (1993 - 2001); Vice President
                                                         Corporate Finance and Treasury Group,
                                                         Citibank, N.A. (1980 - 1986 and 1990 -
                                                         1993); Vice President - Asset/Liability
                                                         Management Group, Federal Farm Funding
                                                         Corporation (government-sponsored issuer of
                                                         debt securities) (1988 - 1990); Mortgage
                                                         Strategies Group, Shearson Lehman Hutton,
                                                         Inc. (investment bank) (1987 - 1988); and
                                                         Mortgage Strategies Group, Drexel Burnham
                                                         Lambert, Ltd. (investment bank) (1986 -
                                                         1987)
------------------------------------------------------------------------------------------------------------------------------------

 ** Ms. Monchak is a non-voting advisory trustee.

74 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                         Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)          Since 2014. Serves at the    Chair, Director, CEO and President of         Trustee of Pioneer
President and               discretion of the Board.     Pioneer Investment Management-USA (since      closed-end investment
Chief Executive Officer                                  September 2014); Chair, Director, CEO and     companies (5 portfolios)
                                                         President of Pioneer Investment Management,   (Sept. 2015 - present)
                                                         Inc. (since September 2014); Chair,
                                                         Director, CEO and President of Pioneer Funds
                                                         Distributor, Inc. (since September 2014);
                                                         Chair, Director, CEO and President of
                                                         Pioneer Institutional Asset Management, Inc.
                                                         (since September 2014); and Chair, Director,
                                                         and CEO of Pioneer Investment Management
                                                         Shareholder Services, Inc. (since September
                                                         2014); Managing Director, Morgan Stanley
                                                         Investment Management (2010 - 2013); and
                                                         Director of Institutional Business, CEO of
                                                         International, Eaton Vance Management (2005
                                                         - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)  Since 2005. Serves at the    Vice President and Associate General Counsel  None
Secretary and               discretion of the Board.     of Pioneer since January 2008; Secretary and
Chief Legal Officer                                      Chief Legal Officer of all of the Pioneer
                                                         Funds since June 2010; Assistant Secretary
                                                         of all of the Pioneer Funds from September
                                                         2003 to May 2010; and Vice President and
                                                         Senior Counsel of Pioneer from July 2002 to
                                                         December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)      Since 2010. Serves at the    Fund Governance Director of Pioneer since     None
Assistant Secretary         discretion of the Board.     December 2006 and Assistant Secretary of all
                                                         the Pioneer Funds since June 2010; Manager -
                                                         Fund Governance of Pioneer from December
                                                         2003 to November 2006; and Senior Paralegal
                                                         of Pioneer from January 2000 to November
                                                         2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)           Since 2010. Serves at the    Senior Counsel of Pioneer since May 2013 and  None
Assistant Secretary         discretion of the Board.     Assistant Secretary of all the Pioneer Funds
                                                         since June 2010; and Counsel of Pioneer from
                                                         June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)        Since 2008. Serves at the    Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief         discretion of the Board.     Treasurer of all of the Pioneer Funds since
Financial                                                March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                   March 2004 to February 2008; and Assistant
                                                         Treasurer of all of the Pioneer Funds from
                                                         March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/16 75

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                        Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)       Since 2005. Serves at the    Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer         discretion of the Board.     Assistant Treasurer of all of the Pioneer
                                                         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)          Since 2005. Serves at the    Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer         discretion of the Board.     Pioneer; and Assistant Treasurer of all of
                                                         the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)       Since 2009. Serves at the    Fund Administration Manager - Fund Treasury  None
Assistant Treasurer         discretion of the Board.     of Pioneer since November 2008; Assistant
                                                         Treasurer of all of the Pioneer Funds since
                                                         January 2009; and Client Service Manager -
                                                         Institutional Investor Services at State
                                                         Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)        Since 2010. Serves at the    Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer    discretion of the Board.     all the Pioneer Funds since March 2010;
                                                         Chief Compliance Officer of Pioneer
                                                         Institutional Asset Management, Inc. since
                                                         January 2012; Chief Compliance Officer of
                                                         Vanderbilt Capital Advisors, LLC since July
                                                         2012: Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October 2005;
                                                         and Senior Compliance Officer for Columbia
                                                         Management Advisers, Inc. from October 2003
                                                         to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)        Since 2006. Serves at the    Director - Transfer Agency Compliance of     None
Anti-Money Laundering       discretion of the Board.     Pioneer and Anti-Money Laundering Officer
Officer                                                  of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Classic Balanced Fund | Annual Report | 7/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------

Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19418-10-0916

                         Pioneer Multi-Asset
                         Income Fund

--------------------------------------------------------------------------------
                         Annual Report | July 31, 2016
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A     PMAIX
                         Class C     PMACX
                         Class K     PMFKX
                         Class R     PMFRX
                         Class Y     PMFYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             12

Prices and Distributions                                                      13

Performance Update                                                            14

Comparing Ongoing Fund Expenses                                               19

Schedule of Investments                                                       21

Financial Statements                                                          45

Notes to Financial Statements                                                 54

Report of Independent Registered Public Accounting Firm                       70

Trustees, Officers and Service Providers                                      72

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
July 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 3

Portfolio Management Discussion | 7/31/16

In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies and performance during the 12-month reporting period ended July 31, 2016, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Pioneer, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Pioneer, and Charles Melchreit, a senior vice president, Director of Investment Grade, and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12-month period ended July 31, 2016?

A The Fund's Class A shares returned 0.81% at net asset value during the 12-month period ended July 31, 2016, while the Fund's benchmarks, the Barclays Aggregate Bond Index (the Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1), returned 5.94% and -0.44%, respectively. During the same period, the average return of the 353 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 2.89%, and the average return of the 566 mutual funds in Morningstar's Conservative Allocation Funds category was 2.59%.

Q How would you describe the global investment environment during the 12-month period ended July 31, 2016?

A The 12-month period was characterized by heightened volatility across many asset classes, as investor sentiment shifted in response to global macroeconomic conditions. During the first seven months of the period (through about mid-February 2016), China's devaluation of its currency in August 2015, concerns about credit and liquidity risk in the U.S. corporate bond market at year-end 2015, and a renewed decline in oil prices in the

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 early weeks of 2016 contributed to a sell-off in higher-risk assets. This, in turn, spurred increased demand for more conservative investments, such as U.S. Treasuries and investment-grade bonds.

In the middle of February 2016, the outlook started to brighten. High-yield bonds, especially in the battered energy sector, began to recover after oil prices appeared to bottom. Equities and the emerging markets soon followed suit as better-than-expected U.S. employment and manufacturing data and supportive monetary policies from central bankers around the globe also helped to lift investors' spirits.

With the return of investor confidence, the markets rebounded for much of the remainder of the 12-month period, with many higher-risk asset classes finishing up in positive territory. The surprise victory by the "Leave" side in the United Kingdom's June referendum vote to determine the country's future with regard to membership in the European Union caused a brief market sell-off, but the so-called "Brexit" decision did not interrupt the rally for long, as the markets quickly regained their footing (and recovered their losses) within days of the announcement.

In spite of the market volatility, global bonds and U.S. stocks each delivered positive performance during the period. U.S. equities, as measured by the Standard & Poor's 500 Index, returned 5.60% for the period, while global bonds, as measured by the Citigroup World Government Bond Index, returned a robust 11.32%. During the second half of the 12-month period, the price recoveries in U.S. high-yield bonds, commodities, and emerging markets debt were especially noteworthy. On the other hand, international equities struggled, as the MSCI All Country World (ex-U.S.) Index returned -5.08%, and the MSCI Europe Index returned -9.75%. Most areas of the global economy advanced during the period, led by the more defensive utilities, information technology, and telecommunication services sectors. With their profits pinched by low, even negative interest rates, companies in the financials sector struggled the most during the period. The health care and energy sectors also struggled, although energy companies did rebound somewhat after oil prices stabilized about six weeks into 2016, and then began increasing.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 5

Q What were the primary factors driving the Fund's performance relative to its benchmarks during the 12-month period ended July 31, 2016?

A In managing the Fund, we employ a flexible, go-anywhere investment approach to adapt to changing market conditions and to generate both attractive monthly income and total return performance. As a multi-asset portfolio that can invest in a wide range of fixed-income and equity securities, the Fund's performance will generally fall between that of the Barclays Index, a pure bond index, and the MSCI Index, a pure equity index. This was especially true during the 12-month period ended July 31, 2016, since the markets at various times exhibited either extremely bearish (risk-off) sentiment that favored bonds, or bullish (risk-on) sentiment that favored stocks.

     The Fund's underperformance relative to its benchmarks derived primarily from an overweight portfolio exposure to the high-yield market as well as an overweight to international equities. The final six months of 2015, and the first month of 2016, were particularly difficult times for the high-yield asset class, and for equities in general. However, with investors beginning to regain confidence by February 2016, U.S. high-yield bonds rallied for the balance of the 12-month period. Further monetary and fiscal stimulus by global central banks and continued strength in U.S. economic data reports also supported investor enthusiasm. The Federal Reserve's (the Fed's) unexpectedly dovish announcement in March, which signaled its expectation of a maximum of just two rate increases in 2016 - down from an initial estimate of four in December 2015 when the Fed began to tighten interest rates - was an additional tailwind. The rally in high yield over the second half of the Fund's fiscal year was not enough, however, to overcome the negative effects on benchmark-relative returns of the portfolio's overweight allocation during the first half of the period, when the performance of high-yield securities lagged.

     During the early months of the period as the markets saw a flight to quality, investment-grade corporate bonds and agency mortgage-backed securities (MBS) rallied. Unfortunately, those asset classes, which offered lower yields in exchange for greater safety, represented underweights in the portfolio relative to the Barclays Index. The Fund is underweight in those asset classes because we continued to believe that there was better long-term value available in other areas of the fixed-income markets. Accordingly, the Fund's underweights to agency MBS and investment-grade corporates detracted from benchmark-relative performance when the asset classes

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 rallied. On the other hand, allocations to insurance-linked securities and municipal bonds, while representing small weightings in the portfolio, augmented the Fund's benchmark-relative results during the 12-month reporting period.

     With regard to the portfolio's equity positioning, from a sector allocation perspective, the Fund was overweight in health care and large, stable information technology companies, and underweight in the poorer-performing financials sector. All of those allocation decisions aided the Fund's benchmark-relative returns during the period; however, as we mentioned earlier, an overweight to international equities detracted from relative performance and negated the positive effects of our sector allocation decisions.

Q What changes did you make to the Fund's positioning during the 12-month period ended July 31, 2016?

A We did not dramatically change the structure of the Fund's portfolio during the reporting period. However, we did make some changes at the margins to lock in gains and to reinvest the proceeds from those sales in securities that we thought offered better value. In the second half of the reporting period (February through July 2016), we increased the Fund's exposure to emerging markets bonds. The decision proved rewarding, as the asset class rallied strongly over the final months of the 12-month period. We believe emerging markets bonds appear to be in a more resilient position, and feel that they offer additional yield advantages over the compressed returns available in developed markets. The dovish monetary policies of central banks in the developed markets are also supportive of emerging markets bonds, in our view.

     As prospects for the high-yield market started to improve during the 12-month period, we increased the portfolio's allocation to the energy sector, as the rebound in oil prices revealed attractive investment opportunities. We also slightly increased the Fund's high-yield investments in the health care and utilities sectors when we found compelling value opportunities, thus diversifying* the portfolio's holdings and upgrading the overall credit profile of its high-yield exposure.

* Diversification does not assure a profit nor protect against loss.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 7

     On July 31, 2016, the Fund's investments had a strategic emphasis on U.S. high-yield bonds and U.S. equities, given prevailing market conditions. At period end, approximately 53% of the Fund's positions were in equities (32% in U.S. stocks), and 47% were in fixed income (30% in U.S. corporate bonds, the vast majority of which were high-yield securities).

Q Did the use of derivative investments have a material effect on the Fund's performance during the 12-month period ended July 31, 2016?

A We hedged some of the portfolio's equity risk during the reporting period, primarily through the use of short futures and put options tied to the Standard & Poor's 500 Index, while deploying more cash from time to time to reduce the pressure of market sell-offs. (A "short" futures contract is an agreement to sell a commodity or financial instrument at a predetermined price at a future date. A "put" option is an agreement giving the contract holder the right, but not the obligation, to sell a security at a pre-determined price for a pre-determined amount of time, regardless of the current market price of the security.) The hedging strategy benefited the Fund's performance when markets declined, but hindered performance to a certain degree when markets rallied. The net result of the hedging strategy was negligible from a performance perspective, but the Fund did experience less volatility during the reporting period than otherwise would have been the case.

     We plan to continue to employ tactical hedges in the portfolio, as we believe they help protect the Fund in times of stress, while not impairing its ability to generate income.

Q Can you discuss the factors that influenced the Fund's yield, or distributions to shareholders, during the 12-month period ended July 31, 2016?

A The Fund's share price encountered heightened volatility during the period, but the income that the portfolio generated from its tactical allocations among high-yield bonds and dividend-paying stocks helped to generate a very competitive yield, allowing us to deliver on the Fund's primary goal of maintaining a high level of monthly income for shareholders.

     The Fund made a special distribution of $0.092 per share in December 2015, which included the $0.0500 monthly dividend** as well as an extra $0.042 payout, which was the result of higher-than-expected income generation from the portfolio's equity holdings.

**   Dividends are not guaranteed.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Q    What is your outlook for the coming months?

A We are cautious in our view of the markets given relatively high valuations and geopolitical uncertainty. Other risks to our outlook include increased market volatility as the Fed weighs the timing of short-term rate hikes, the long-term impact of the Brexit vote, and the repercussions of lower - even negative - interest rates.

     With that in mind, we continue to favor U.S. stocks over European equities. However, the recent sell-off in the United Kingdom and European equity markets has created opportunities for investors with a medium- to long-term outlook. In the high-yield market, we believe oil and commodity prices will drive much of the asset class's returns for the foreseeable future. Fundamentals in sectors outside of energy and metals & mining are much stronger, and many companies continue to have strong profit margins and healthy balance sheets.

     In the current low-interest-rate, low-growth environment, with central banks pledging to support the stability of the global financial system, we are taking a defensive approach to risk assets, especially equities. After five years of strong returns in both the fixed-income and equity markets, we believe we are entering a phase of decent, but not robust returns.

     Against that backdrop, we continue to believe the Fund's diversified investment approach, both by geography and by asset class, can provide investors with competitive returns accompanied by lower volatility than one might expect from more traditional strategies that invest based on static allocations, or have limited exposures to certain asset classes and geographies.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 9

Please refer to the Schedule of Investments on pages 21-44 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 11

Portfolio Summary | 7/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         32.4%
U.S. Corporate Bonds                                                       30.3%
International Common Stocks                                                20.6%
Foreign Government Bonds                                                    6.0%
International Corporate Bonds                                               3.6%
Senior Secured Loans                                                        1.5%
Equity Linked Note                                                          1.4%
Asset Backed Securities                                                     1.3%
Collateralized Mortgage Obligations                                         1.1%
Mutual Fund Closed End                                                      0.5%
Mutual Funds                                                                0.4%
Convertible Preferred Stocks                                                0.4%
Convertible Corporate Bonds                                                 0.3%
International Preferred Stocks                                              0.2%

* Includes investments in Insurance Linked Securities totaling 0.6% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.8%
Health Care                                                                17.4%
Information Technology                                                     10.5%
Consumer Discretionary                                                      7.7%
Telecommunication Services                                                  7.5%
Energy                                                                      6.2%
Materials                                                                   6.1%
Industrials                                                                 6.0%
Consumer Staples                                                            4.8%
Government                                                                  3.0%
Utilities                                                                   2.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Pfizer, Inc.                                                           3.63%
--------------------------------------------------------------------------------
 2. AT&T, Inc.                                                             3.59
--------------------------------------------------------------------------------
 3. Novartis AG                                                            3.46
--------------------------------------------------------------------------------
 4. Apple, Inc.                                                            3.27
--------------------------------------------------------------------------------
 5. Microsoft Corp.                                                        2.74
--------------------------------------------------------------------------------
 6. Johnson & Johnson                                                      2.57
--------------------------------------------------------------------------------
 7. Shire Plc                                                              2.57
--------------------------------------------------------------------------------
 8. Rio Tinto Plc                                                          2.02
--------------------------------------------------------------------------------
 9. Synchrony Financial                                                    1.84
--------------------------------------------------------------------------------
10. Cardinal Health, Inc.                                                  1.72
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Prices and Distributions | 7/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      7/31/16                        7/31/15
--------------------------------------------------------------------------------
           A                        $10.57                          $11.15
--------------------------------------------------------------------------------
           C                        $10.55                          $11.12
--------------------------------------------------------------------------------
           K                        $10.69                          $11.15
--------------------------------------------------------------------------------
           R                        $10.62                          $11.20
--------------------------------------------------------------------------------
           Y                        $10.56                          $11.14
--------------------------------------------------------------------------------

Distributions per Share: 8/1/15-7/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term           Long-Term
         Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A             0.6324               $--                  $--
--------------------------------------------------------------------------------
           C             0.5459               $--                  $--
--------------------------------------------------------------------------------
           K             0.6601               $--                  $--
--------------------------------------------------------------------------------
           R             0.5916               $--                  $--
--------------------------------------------------------------------------------
           Y             0.6522               $--                  $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-18.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 13

Performance Update | 7/31/16                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                               MSCI
                                               All
               Net      Public    Barclays     Country
               Asset    Offering  Aggregate    World
               Value    Price     Bond         ND
Period         (NAV)    (POP)     Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11        7.62%    6.55%    3.15%         9.74%
1 Year          0.81    -3.77     5.94         -0.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
               Gross    Net
--------------------------------------------------------------------------------
               1.43%    1.33%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset     Barclays Aggregate    MSCI All Country
                  Income Fund             Bond Index            World ND Index
12/11             $ 9,550                 $10,000               $10,000
7/12              $10,372                 $10,378               $10,710
7/13              $11,775                 $10,181               $12,905
7/14              $13,396                 $10,585               $14,958
7/15              $13,249                 $10,884               $15,382
7/16              $13,356                 $11,530               $15,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Performance Update | 7/31/16                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                               MSCI
                                               All
                                  Barclays     Country
                                  Aggregate    World
               If       If        Bond         ND
Period         Held     Redeemed  Index        Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11       6.73%    6.73%     3.15%         9.74%
1 Year         0.06     0.06      5.94         -0.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset     Barclays Aggregate    MSCI All Country
                  Income Fund             Bond Index            World ND Index
12/11             $10,000                 $10,000               $10,000
7/12              $10,812                 $10,378               $10,710
7/13              $12,151                 $10,181               $12,905
7/14              $13,711                 $10,585               $14,958
7/15              $13,452                 $10,884               $15,382
7/16              $13,460                 $11,530               $15,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 15

Performance Update | 7/31/16                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                   MSCI
                                   All
               Net      Barclays   Country
               Asset    Aggregate  World
               Value    Bond       ND
Period         (NAV)    Index      Index
--------------------------------------------------------------------------------
Life of Fund
12/22/11       7.99%    3.15%       9.74%
1 Year         2.20     5.94       -0.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.11%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Multi-Asset     Barclays Aggregate    MSCI All Country
                  Income Fund             Bond Index            World ND Index
12/11             $5,000,000              $5,000,000            $5,000,000
7/12              $5,429,039              $5,189,203            $5,355,020
7/13              $6,163,206              $5,090,349            $6,452,651
7/14              $7,011,748              $5,292,408            $7,479,183
7/15              $6,949,675              $5,441,860            $7,691,060
7/16              $7,102,827              $5,764,837            $7,657,028

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Performance Update | 7/31/16                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                   MSCI
                                   All
               Net      Barclays   Country
               Asset    Aggregate  World
               Value    Bond       ND
Period         (NAV)    Index      Index
--------------------------------------------------------------------------------
Life of Fund
12/22/11       7.58%    3.15%       9.74%
1 Year         0.41     5.94       -0.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Multi-Asset     Barclays Aggregate    MSCI All Country
                  Income Fund             Bond Index            World ND Index
12/11             $10,000                 $10,000               $10,000
7/12              $10,858                 $10,378               $10,710
7/13              $12,326                 $10,181               $12,905
7/14              $14,024                 $10,585               $14,958
7/15              $13,903                 $10,884               $15,382
7/16              $13,959                 $11,530               $15,314

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 17

Performance Update | 7/31/16                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Barclays Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2016)
--------------------------------------------------------------------------------
                                   MSCI
                                   All
               Net      Barclays   Country
               Asset    Aggregate  World
               Value    Bond       ND
Period         (NAV)    Index      Index
--------------------------------------------------------------------------------
Life-of-Class
12/22/11       7.80%    3.15%       9.74%
1 Year         1.00     5.94       -0.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2015)
--------------------------------------------------------------------------------
               Gross    Net
--------------------------------------------------------------------------------
               1.19%    1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Multi-Asset     Barclays Aggregate    MSCI All Country
                  Income Fund             Bond Index            World ND Index
12/11             $5,000,000              $5,000,000            $5,000,000
7/12              $5,438,634              $5,189,203            $5,355,020
7/13              $6,174,439              $5,090,349            $6,452,651
7/14              $7,039,302              $5,292,408            $7,479,183
7/15              $6,976,906              $5,441,860            $7,691,060
7/16              $7,046,997              $5,764,837            $7,657,028

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2017, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2016, through July 31, 2016.

----------------------------------------------------------------------------------------------------
Share Class                           A              C             K             R             Y
----------------------------------------------------------------------------------------------------
Beginning Account                 $1,000.00      $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/16
----------------------------------------------------------------------------------------------------
Ending Account Value              $1,103.32      $1,099.08     $1,116.09     $1,100.14     $1,104.43
(after expenses)
on 7/31/16
----------------------------------------------------------------------------------------------------
Expenses Paid                     $    4.45      $    8.82     $    3.16     $    7.15     $    3.40
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.69%, 0.60%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2016, through July 31, 2016.

----------------------------------------------------------------------------------------------------
Share Class                           A              C             K             R             Y
----------------------------------------------------------------------------------------------------
Beginning Account                 $1,000.00      $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 2/1/16
----------------------------------------------------------------------------------------------------
Ending Account Value              $1,020.64      $1,016.46     $1,021.88     $1,018.05     $1,021.63
(after expenses)
on 7/31/16
----------------------------------------------------------------------------------------------------
Expenses Paid                     $    4.27      $    8.47     $    3.02     $    6.87     $    3.27
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.69%, 0.60%, 1.37%, and 0.65% for Class A, Class C, Class K, Class R, and Class Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Schedule of Investments | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BONDS -- 0.2%
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
     515,000                 Cobalt International Energy, Inc., 2.625%, 12/1/19          $       230,141
                                                                                         ---------------
                             Total Energy                                                $       230,141
--------------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.0%+
                             Diversified Metals & Mining -- 0.0%+
      30,096                 Mirabela Nickel, Ltd., 9.5%, 6/24/19 (144A)
                             (0.0% cash, 9.5% PIK) (PIK) (c)                             $         2,558
                                                                                         ---------------
                             Total Materials                                             $         2,558
--------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.1%
                             Electrical Components & Equipment -- 0.1%
   1,410,000                 General Cable Corp., 4.5%, 11/15/29 (Step)                  $       946,462
                                                                                         ---------------
                             Total Capital Goods                                         $       946,462
--------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Mortgage REIT -- 0.1%
     595,000                 Apollo Commercial Real Estate Finance, Inc.,
                             5.5%, 3/15/19                                               $       608,016
                                                                                         ---------------
                             Total Real Estate                                           $       608,016
--------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BONDS
                             (Cost $2,474,789)                                           $     1,787,177
--------------------------------------------------------------------------------------------------------
                             PREFERRED STOCK -- 0.0%+
                             TRANSPORTATION -- 0.0%+
                             Air Freight & Logistics -- 0.0%+
          49                 CEVA Group Plc* (e)                                         $        16,992
--------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCK
                             (Cost $48,550)                                              $        16,992
--------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCKS -- 0.6%
                             ENERGY -- 0.0%+
                             Oil & Gas Exploration & Production -- 0.0%+
         500                 Halcon Resources Corp., 5.75%,
                             12/31/49 (Perpetual)                                        $        21,500
                                                                                         ---------------
                             Total Energy                                                $        21,500
--------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.2%
                             Pharmaceuticals -- 0.2%
       1,325                 Allergan Plc, 5.5%, 3/1/18                                  $     1,187,650
                                                                                         ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                               $     1,187,650
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 21

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             BANKS -- 0.4%
                             Diversified Banks -- 0.4%
         730                 Bank of America Corp., 7.25%,
                             12/31/49 (Perpetual)                                        $       880,380
       1,876                 Wells Fargo & Co., 7.5% (Perpetual)                               2,497,444
                                                                                         ---------------
                                                                                         $     3,377,824
                                                                                         ---------------
                             Total Banks                                                 $     3,377,824
--------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCKS
                             (Cost $4,622,097)                                           $     4,586,974
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                             COMMON STOCKS -- 51.8%
                             ENERGY -- 0.5%
                             Oil & Gas Exploration & Production -- 0.0%
      40,000                 Societatea Nationala de Gaze Naturale
                             ROMGAZ SA                                                   $       228,574
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.5%
   1,000,000                 Avance Gas Holding, Ltd.                                    $     3,226,725
                                                                                         ---------------
                             Total Energy                                                $     3,455,299
--------------------------------------------------------------------------------------------------------
                             MATERIALS -- 2.4%
                             Commodity Chemicals -- 0.1%
     719,162                 Chevron Lubricants Lanka Plc                                $       812,537
--------------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.3%
      77,307                 CRH Plc                                                     $     2,356,289
--------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 2.0%
     451,263                 Rio Tinto Plc                                               $    14,707,334
                                                                                         ---------------
                             Total Materials                                             $    17,876,160
--------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.9%
                             Aerospace & Defense -- 0.4%
     426,927                 BAE Systems Plc                                             $     3,018,556
--------------------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
   2,118,256                 Ras Al Khaimah Ceramics*                                    $     1,845,522
--------------------------------------------------------------------------------------------------------
                             Heavy Electrical Equipment -- 0.3%
     156,000                 Mitsubishi Electric Corp.                                   $     1,861,785
--------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.0%+
       3,071                 Liberty Tire Recycling LLC (c)                              $            31
                                                                                         ---------------
                             Total Capital Goods                                         $     6,725,894
--------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.4%
                             Air Freight & Logistics -- 0.0%+
          22                 CEVA Group Plc*                                             $         7,850
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                             Airlines -- 0.4%
     203,558                 easyJet Plc                                                 $     2,805,713
                                                                                         ---------------
                             Total Transportation                                        $     2,813,563
--------------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.2%
                             Automobile Manufacturers -- 0.2%
      45,100                 Fuji Heavy Industries, Ltd.                                 $     1,774,999
                                                                                         ---------------
                             Total Automobiles & Components                              $     1,774,999
--------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.5%
                             Homebuilding -- 1.0%
     158,167                 PulteGroup, Inc.                                            $     3,349,977
     290,800                 Sekisui Chemical Co., Ltd.                                        4,301,497
                                                                                         ---------------
                                                                                         $     7,651,474
--------------------------------------------------------------------------------------------------------
                             Apparel, Accessories & Luxury Goods -- 0.5%
      97,851                 Burberry Group Plc                                          $     1,710,187
      89,267                 Moncler S.p.A.*                                                   1,564,872
                                                                                         ---------------
                                                                                         $     3,275,059
                                                                                         ---------------
                             Total Consumer Durables & Apparel                           $    10,926,533
--------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.2%
                             Hotels, Resorts & Cruise Lines -- 0.2%
      29,493                 InterContinental Hotels Group Plc                           $     1,180,097
                                                                                         ---------------
                             Total Consumer Services                                     $     1,180,097
--------------------------------------------------------------------------------------------------------
                             MEDIA -- 0.7%
                             Advertising -- 0.4%
      39,014                 Publicis Groupe SA                                          $     2,904,936
--------------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.1%
     288,100                 ITV Plc                                                     $       747,659
--------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
      40,370                 Viacom, Inc. (Class B)                                      $     1,835,624
                                                                                         ---------------
                             Total Media                                                 $     5,488,219
--------------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 1.4%
                             Drug Retail -- 1.4%
     115,818                 CVS Health Corp.                                            $    10,738,645
                                                                                         ---------------
                             Total Food & Staples Retailing                              $    10,738,645
--------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.5%
                             Distillers & Vintners -- 0.1%
  74,741,212                 Vina San Pedro Tarapaca SA                                  $       775,969
--------------------------------------------------------------------------------------------------------
                             Soft Drinks -- 1.4%
   1,250,777                 Britvic Plc                                                 $    10,350,570
--------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.0%+
       5,275                 Altria Group, Inc.                                          $       357,118
                                                                                         ---------------
                             Total Food, Beverage & Tobacco                              $    11,483,657
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 23

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                             Health Care Equipment -- 0.4%
      33,501                 Medtronic Plc                                               $     2,935,693
--------------------------------------------------------------------------------------------------------
                             Health Care Distributors -- 1.7%
     149,991                 Cardinal Health, Inc.                                       $    12,539,248
                                                                                         ---------------
                             Total Health Care Equipment & Services                      $    15,474,941
--------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 11.9%
                             Biotechnology -- 2.5%
     290,884                 Shire Plc                                                   $    18,760,411
--------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 9.4%
     149,947                 Johnson & Johnson                                           $    18,777,863
     304,570                 Novartis AG                                                      25,252,422
     716,774                 Pfizer, Inc.                                                     26,441,793
                                                                                         ---------------
                                                                                         $    70,472,078
                                                                                         ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                               $    89,232,489
--------------------------------------------------------------------------------------------------------
                             BANKS -- 2.0%
                             Diversified Banks -- 0.8%
     979,962                 Aldermore Group Plc                                         $     1,804,848
     131,063                 Grupo Financiero Banorte SAB de CV                                  717,321
      60,026                 JPMorgan Chase & Co.                                              3,839,863
                                                                                         ---------------
                                                                                         $     6,362,032
--------------------------------------------------------------------------------------------------------
                             Regional Banks -- 1.2%
     107,298                 The PNC Financial Services Group, Inc.                      $     8,868,180
                                                                                         ---------------
                             Total Banks                                                 $    15,230,212
--------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 8.0%
                             Specialized Finance -- 0.4%
     192,400                 Japan Exchange Group, Inc.                                  $     2,772,416
--------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 3.1%
     166,148                 Discover Financial Services, Inc.                           $     9,443,852
     480,127                 Synchrony Financial                                              13,385,941
                                                                                         ---------------
                                                                                         $    22,829,793
--------------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 4.5%
   1,923,283                 Apollo Investment Corp.                                     $    11,078,110
     739,396                 Ares Capital Corp.                                               11,194,455
   1,229,677                 Fifth Street Finance Corp.                                        6,886,191
      31,950                 State Street Corp.                                                2,101,671
      10,000                 TCP Capital Corp.                                                   159,000
     209,367                 TriplePoint Venture Growth BDC Corp.                              2,397,252
                                                                                         ---------------
                                                                                         $    33,816,679
                                                                                         ---------------
                             Total Diversified Financials                                $    59,418,888
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.3%
                             Reinsurance -- 0.3%
      23,316                 Swiss Re AG                                                 $     1,958,448
                                                                                         ---------------
                             Total Insurance                                             $     1,958,448
--------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 5.4%
                             Diversified REIT -- 0.3%
     206,098                 Merlin Properties Socimi SA                                 $     2,359,476
--------------------------------------------------------------------------------------------------------
                             Industrial REIT -- 1.5%
   4,606,700                 Mapletree Industrial Trust                                  $     6,221,786
   4,707,400                 Mapletree Logistics Trust                                         3,705,784
     694,055                 PLA Administradora Industrial S de RL de CV                       1,148,837
                                                                                         ---------------
                                                                                         $    11,076,407
--------------------------------------------------------------------------------------------------------
                             Hotel & Resort REIT -- 0.2%
       1,500                 Japan Hotel Real Estate Investment Trust
                             Investment Corp.                                            $     1,267,461
--------------------------------------------------------------------------------------------------------
                             Office REIT -- 0.3%
     169,405                 Alstria Office REIT-AG                                      $     2,357,965
--------------------------------------------------------------------------------------------------------
                             Retail REIT -- 0.2%
      24,932                 Wereldhave NV                                               $     1,206,386
--------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.9%
      78,144                 EPR Properties                                              $     6,565,659
      30,400                 Keppel DC Real Estate Investment Trust                               27,448
                                                                                         ---------------
                                                                                         $     6,593,107
--------------------------------------------------------------------------------------------------------
                             Diversified Real Estate Activities -- 1.3%
   1,398,300                 Leopalace21 Corp.                                           $    10,156,745
--------------------------------------------------------------------------------------------------------
                             Real Estate Development -- 0.5%
     284,731                 TAG Immobilien AG                                           $     4,052,331
--------------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.2%
     151,030                 Savills Plc                                                 $     1,397,799
                                                                                         ---------------
                             Total Real Estate                                           $    40,467,677
--------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 2.7%
                             Systems Software -- 2.7%
     352,187                 Microsoft Corp.                                             $    19,961,959
                                                                                         ---------------
                             Total Software & Services                                   $    19,961,959
--------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 5.4%
                             Communications Equipment -- 1.6%
     385,216                 Cisco Systems, Inc.                                         $    11,760,644
--------------------------------------------------------------------------------------------------------
                             Computer Storage & Peripherals -- 3.2%
     228,623                 Apple, Inc.                                                 $    23,824,803
--------------------------------------------------------------------------------------------------------
                             Computer Hardware Storage &
                             Peripherals -- 0.3%
      70,283                 Neopost SA                                                  $     1,951,838
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 25

--------------------------------------------------------------------------------------------------------
Shares                                                                                   Value
--------------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.2%
     112,278                 Fitbit, Inc.                                                $     1,533,717
--------------------------------------------------------------------------------------------------------
                             Electronic Manufacturing Services -- 0.1%
     315,000                 Global Display Co., Ltd.                                    $       986,458
                                                                                         ---------------
                             Total Technology Hardware & Equipment                       $    40,057,460
--------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.6%
                             Semiconductors -- 0.6%
     807,000                 Taiwan Semiconductor Manufacturing Co., Ltd.                $     4,375,530
                                                                                         ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                                   $     4,375,530
--------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 3.7%
                             Integrated Telecommunication Services -- 3.5%
     605,189                 AT&T, Inc.                                                  $    26,198,632
--------------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.2%
     576,449                 Vodafone Group Plc                                          $     1,752,034
                                                                                         ---------------
                             Total Telecommunication Services                            $    27,950,666
--------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $392,931,179)                                         $   386,591,336
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)
--------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 1.3%
                             CONSUMER SERVICES -- 0.1%
                             Hotels, Resorts & Cruise Lines -- 0.1%
     431,651                 Westgate Resorts 2014-1 LLC, 5.5%,
                             12/20/26 (144A)                                             $       428,007
                                                                                         ---------------
                             Total Consumer Services                                     $       428,007
--------------------------------------------------------------------------------------------------------
                             BANKS -- 1.2%
                             Thrifts & Mortgage Finance -- 1.2%
     800,000                 Ascentium Equipment Receivables 2015-1 LLC,
                             5.92%, 6/12/23 (144A)                                       $       793,248
     499,993                 Axis Equipment Finance Receivables III LLC,
                             5.27%, 5/20/20 (144A)                                               479,324
     165,041                 Bayview Opportunity Master Fund IIa Trust
                             2014-20NPL, 3.721%, 8/28/44 (Step) (144A)                           165,813
     575,604          3.72   Bayview Opportunity Master Fund Trust
                             2014-15RPL, Floating Rate Note, 10/28/19 (144A)                     573,858
      47,335                 Bear Stearns Asset Backed Securities Trust,
                             8.41%, 10/25/29 (Step)                                               47,697
      61,857          7.78   GE Mortgage Services LLC, Floating Rate
                             Note, 3/25/27                                                        37,736
     223,448                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                              219,537
   2,250,000                 Green Tree Agency Advance Funding Trust I,
                             4.6692%, 10/15/48 (144A)                                          2,250,900

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     750,000                 Leaf Receivables Funding 10 LLC, 5.21%,
                             7/15/21 (144A)                                              $       745,485
     500,000                 Leaf Receivables Funding 11 LLC, 6.0%,
                             6/15/24 (144A)                                                      463,579
     250,000                 Navitas Equipment Receivables LLC 2013-1,
                             5.82%, 6/15/19 (144A)                                               250,094
   1,000,000                 Navitas Equipment Receivables LLC 2015-1,
                             5.75%, 5/17/21 (144A)                                               968,842
     600,000          4.99   NCF Dealer Floorplan Master Trust, Floating
                             Rate Note, 10/20/20 (144A)                                          588,245
     400,000          8.99   NCF Dealer Floorplan Master Trust, Floating
                             Rate Note, 3/21/22 (144A)                                           395,095
      73,771                 RASC Series 2003-KS5 Trust, 4.46%,
                             7/25/33 (Step)                                                       73,159
   1,200,000          3.73   Silver Bay Realty 2014-1 Trust, Floating Rate
                             Note, 9/18/31 (144A)                                              1,173,407
                                                                                         ---------------
                                                                                         $     9,226,019
                                                                                         ---------------
                             Total Banks                                                 $     9,226,019
--------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $9,770,788)                                           $     9,654,026
--------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 1.1%
                             BANKS -- 1.1%
                             Thrifts & Mortgage Finance -- 1.1%
     100,000                 A10 Securitization 2013-1 LLC, 4.7%,
                             11/17/25 (144A)                                             $       100,038
     100,000                 A10 Securitization 2013-1 LLC, 6.41%,
                             11/17/25 (144A)                                                     100,050
      92,919          5.21   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-PWR7, Floating Rate Note, 2/11/41                         92,791
   1,500,000          5.14   Bear Stearns Commercial Mortgage Securities
                             Trust 2005-TOP20, Floating Rate Note, 10/12/42                    1,485,977
      10,714          5.88   CHL Mortgage Pass-Through Trust 2002-32,
                             Floating Rate Note, 1/25/33                                          10,980
      14,219                 Credit Suisse First Boston Mortgage Securities
                             Corp., 5.5%, 6/25/33                                                 14,376
     855,000          5.10   Credit Suisse First Boston Mortgage Securities
                             Corp., Floating Rate Note, 8/15/38                                  865,760
     331,167                 Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                                     209,461
      45,626                 Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                                      35,978
      46,102                 Global Mortgage Securitization, Ltd., 5.25%,
                             11/25/32 (144A)                                                      25,587
      28,406                 Global Mortgage Securitization, Ltd., 5.25%,
                             4/25/32 (144A)                                                       18,818

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 27

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- (continued)
     210,000          5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53              $       199,940
     675,000          4.38   GS Mortgage Securities Trust 2014-GSFL,
                             Floating Rate Note, 7/15/31 (144A)                                  651,014
   1,960,000          6.71   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-CBM MZ, Floating Rate Note,
                             10/15/19 (144A)                                                   1,872,937
      78,202                 Merrill Lynch Mortgage Investors Trust Series
                             2006-AF1, 5.75%, 8/25/36                                             62,018
   1,144,253          5.35   Merrill Lynch Mortgage Trust 2005-CKI1,
                             Floating Rate Note, 11/12/37                                      1,118,125
     250,000          5.58   Springleaf Mortgage Loan Trust 2013-1,
                             Floating Rate Note, 6/25/58 (144A)                                  249,379
   1,000,000          7.10   Velocity Commercial Capital Loan Trust 2015-1,
                             Floating Rate Note, 6/25/45 (144A)                                  955,000
       8,115          5.66   Wachovia Bank Commercial Mortgage Trust
                             Series 2006-C24, Floating Rate Note, 3/15/45                          8,106
                                                                                         ---------------
                                                                                         $     8,076,335
                                                                                         ---------------
                             Total Banks                                                 $     8,076,335
--------------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.0%+
      11,647          6.20   Government National Mortgage Association
                             REMICS, Floating Rate Note, 6/20/38                         $           459
                                                                                         ---------------
                             Total Government                                            $           459
--------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $8,348,213)                                           $     8,076,794
--------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 33.1%
                             ENERGY -- 5.6%
                             Oil & Gas Drilling -- 0.0%+
     210,000                 Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)             $        96,600
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Equipment & Services -- 0.3%
     700,000                 Archrock Partners LP, 6.0%, 4/1/21                          $       645,750
   1,395,000          8.15   FTS International, Inc., Floating Rate Note,
                             6/15/20 (144A)                                                    1,129,349
     860,000                 McDermott International, Inc., 8.0%,
                             5/1/21 (144A)                                                       765,400
                                                                                         ---------------
                                                                                         $     2,540,499
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 2.1%
   2,195,000                 Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                     $     2,079,762
     695,000                 Denbury Resources, Inc., 4.625%, 7/15/23                            430,900
     600,000                 Denbury Resources, Inc., 5.5%, 5/1/22                               381,000
   1,965,000                 EP Energy LLC, 6.375%, 6/15/23                                      982,500
      50,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                                   7,250
   2,205,000                 Gulfport Energy Corp., 7.75%, 11/1/20                             2,260,125
     929,000                 Halcon Resources Corp., 12.0%, 2/15/22 (144A)                       836,100

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- (continued)
   1,293,000                 Memorial Resource Development Corp.,
                             5.875%, 7/1/22                                              $     1,293,272
   1,355,000                 Oasis Petroleum, Inc., 7.25%, 2/1/19                              1,270,312
   1,070,000                 Parsley Energy LLC, 7.5%, 2/15/22 (144A)                          1,096,750
     785,000                 Rice Energy Inc., 6.25%, 5/1/22                                     765,375
   2,330,000                 Sanchez Energy Corp., 6.125%, 1/15/23                             1,566,925
   1,245,000                 Whiting Petroleum Corp., 5.75%, 3/15/21                           1,042,688
   1,300,000                 WPX Energy, Inc., 7.5%, 8/1/20                                    1,280,500
     470,000                 WPX Energy, Inc., 8.25%, 8/1/23                                     460,891
                                                                                         ---------------
                                                                                         $    15,754,350
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.7%
   3,550,000                 Calumet Specialty Products Partners LP,
                             6.5%, 4/15/21                                               $     2,600,375
     170,000                 Calumet Specialty Products Partners LP, 7.
                             625%, 1/15/22                                                       123,038
   1,275,000                 Calumet Specialty Products Partners LP,
                             7.75%, 4/15/23                                                      922,781
     458,000                 EnLink Midstream Partners LP, 5.05%, 4/1/45                         382,149
   1,328,000                 EnLink Midstream Partners LP, 5.6%, 4/1/44                        1,224,364
                                                                                         ---------------
                                                                                         $     5,252,707
--------------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 2.3%
     850,000                 Blue Racer Midstream LLC, 6.125%,
                             11/15/22 (144A)                                             $       799,000
     300,000          5.85   DCP Midstream LLC, Floating Rate Note,
                             5/21/43 (144A)                                                      226,500
   1,655,000                 Global Partners LP, 6.25%, 7/15/22                                1,415,025
   2,070,000                 Global Partners LP, 7.0%, 6/15/23                                 1,754,325
     100,000                 Kinder Morgan Energy Partners LP, 5.0%, 8/15/42                      95,427
     650,000                 ONEOK, Inc., 7.5%, 9/1/23                                           711,750
     690,000                 PBF Logistics LP, 6.875%, 5/15/23                                   690,000
     690,000                 Sabine Pass Liquefaction LLC, 5.625%, 3/1/25                        704,449
   1,365,000                 Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                      1,399,125
     745,000                 Sabine Pass Liquefaction LLC, 5.875%,
                             6/30/26 (144A)                                                      764,556
   2,225,000                 Sunoco LP, 6.375%, 4/1/23 (144A)                                  2,263,938
   1,000,000                 Targa Resources Partners LP, 4.125%, 11/15/19                       996,250
   1,750,000                 Targa Resources Partners LP, 6.75%,
                             3/15/24 (144A)                                                    1,824,375
   3,000,000                 The Williams Companies, Inc., 7.5%, 1/15/31                       3,225,000
                                                                                         ---------------
                                                                                         $    16,869,720
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 29

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.2%
     950,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)             $         3,562
   1,460,000                 SunCoke Energy Partners LP, 7.375%, 2/1/20                        1,241,000
                                                                                         ---------------
                                                                                         $     1,244,562
                                                                                         ---------------
                             Total Energy                                                $    41,758,438
--------------------------------------------------------------------------------------------------------
                             MATERIALS -- 3.1%
                             Commodity Chemicals -- 0.7%
     680,000                 Hexion, Inc., 6.625%, 4/15/20                               $       574,600
   2,375,000                 Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)                        1,983,125
     700,000                 Tronox Finance LLC, 6.375%, 8/15/20                                 567,000
   2,535,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                          2,012,156
                                                                                         ---------------
                                                                                         $     5,136,881
--------------------------------------------------------------------------------------------------------
                             Diversified Chemicals -- 0.1%
     760,000                 CVR Partners LP, 9.25%, 6/15/23 (144A)                      $       777,100
--------------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.3%
   1,695,000                 A Schulman, Inc., 6.875%, 6/1/23 (144A)                     $     1,720,425
     610,000                 Platform Specialty Products Corp., 10.375%,
                             5/1/21 (144A)                                                       613,050
                                                                                         ---------------
                                                                                         $     2,333,475
--------------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.7%
   1,421,756                 Ardagh Finance Holdings SA, 8.625%, (0.00%
                             Cash, 8.625% PIK) 6/15/19 (144A) (PIK)                      $     1,464,409
   1,000,000                 Ardagh Packaging Finance Plc, 6.75%,
                             1/31/21 (144A)                                                    1,028,800
   2,800,000                 Coveris Holdings SA, 7.875%, 11/1/19 (144A)                       2,814,000
                                                                                         ---------------
                                                                                         $     5,307,209
--------------------------------------------------------------------------------------------------------
                             Paper Packaging -- 0.4%
     200,000                 Coveris Holding Corp., 10.0%, 6/1/18 (144A)                 $       205,720
   2,350,000                 Sealed Air Corp., 6.875%, 7/15/33 (144A)                          2,491,000
                                                                                         ---------------
                                                                                         $     2,696,720
--------------------------------------------------------------------------------------------------------
                             Aluminum -- 0.1%
   1,000,000                 Novelis, Inc., 8.375%, 12/15/17                             $     1,021,250
--------------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.4%
     465,000                 Ausdrill Finance Pty, Ltd., 6.875%,
                             11/1/19 (144A)                                              $       427,800
   1,285,000                 FMG Resources August 2006 Pty, Ltd., 9.75%,
                             3/1/22 (144A)                                                     1,439,200
   1,200,000                 IAMGOLD Corp., 6.75%, 10/1/20 (144A)                              1,122,000
                                                                                         ---------------
                                                                                         $     2,989,000
--------------------------------------------------------------------------------------------------------
                             Forest Products -- 0.1%
   1,460,000                 Millar Western Forest Products, Ltd., 8.5%, 4/1/21          $       708,100
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Paper Products -- 0.3%
     435,000                 Appvion, Inc., 9.0%, 6/1/20 (144A)                          $       261,000
   2,155,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23                   1,767,100
                                                                                         ---------------
                                                                                         $     2,028,100
                                                                                         ---------------
                             Total Materials                                             $    22,997,835
--------------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.9%
                             Aerospace & Defense -- 0.7%
   1,715,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                    $     1,659,262
   1,693,544                 DynCorp International, Inc., 11.875%,
                             11/30/20 (PIK)                                                    1,287,093
   1,615,000                 LMI Aerospace, Inc., 7.375%, 7/15/19                              1,643,262
     550,000                 Triumph Group, Inc., 5.25%, 6/1/22                                  523,875
                                                                                         ---------------
                                                                                         $     5,113,492
--------------------------------------------------------------------------------------------------------
                             Building Products -- 0.2%
   1,755,000                 Griffon Corp., 5.25%, 3/1/22                                $     1,757,194
--------------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.2%
   1,685,000                 MasTec, Inc., 4.875%, 3/15/23                               $     1,613,388
--------------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.2%
   2,090,000                 General Cable Corp., 5.75%, 10/1/22                         $     1,964,600
--------------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.3%
     330,000                 Commercial Vehicle Group, Inc., 7.875%, 4/15/19             $       322,575
   1,315,000                 Meritor, Inc., 6.25%, 2/15/24                                     1,157,200
     555,000                 Titan International, Inc., 6.875%, 10/1/20                          511,988
                                                                                         ---------------
                                                                                         $     1,991,763
--------------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.3%
   2,250,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                    $     2,019,375
      69,714                 Liberty Tire Recycling LLC, 11.0%, 3/31/21
                             (0.0% cash, 11.0% PIK) (144A) (PIK) (c)                              51,588
                                                                                         ---------------
                                                                                         $     2,070,963
--------------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.0%+
      24,000                 TRAC Intermodal LLC, 11.0%, 8/15/19                         $        25,320
                                                                                         ---------------
                             Total Capital Goods                                         $    14,536,720
--------------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 1.2%
                             Commercial Printing -- 0.4%
   3,455,000                 Cenveo Corp., 6.0%, 8/1/19 (144A)                           $     3,005,850
--------------------------------------------------------------------------------------------------------
                             Environmental & Facilities Services -- 0.0%+
     500,000                 Safway Group Holding LLC, 7.0%, 5/15/18 (144A)              $       509,375
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 31

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Diversified Support Services -- 0.5%
   2,580,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)                $     2,283,300
   2,005,000                 TMS International Corp., 7.625%,
                             10/15/21 (144A)                                                   1,443,600
                                                                                         ---------------
                                                                                         $     3,726,900
--------------------------------------------------------------------------------------------------------
                             Research & Consulting Services -- 0.3%
   2,065,000                 CEB, Inc., 5.625%, 6/15/23 (144A)                           $     2,090,812
                                                                                         ---------------
                             Total Commercial Services & Supplies                        $     9,332,937
--------------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 1.0%
                             Air Freight & Logistics -- 0.2%
   1,375,000                 XPO Logistics, Inc., 7.875%, 9/1/19 (144A)                  $     1,426,562
--------------------------------------------------------------------------------------------------------
                             Airlines -- 0.4%
   2,960,000                 Intrepid Aviation Group Holdings LLC, 6.875%,
                             2/15/19 (144A)                                              $     2,671,400
     135,999                 US Airways 2013-1 Class B Pass Through Trust,
                             5.375%, 11/15/21                                                    139,059
                                                                                         ---------------
                                                                                         $     2,810,459
--------------------------------------------------------------------------------------------------------
                             Railroads -- 0.3%
   1,015,000                 Florida East Coast Holdings Corp., 6.75%,
                             5/1/19 (144A)                                               $     1,040,375
   1,330,000                 Florida East Coast Holdings Corp., 9.75%,
                             5/1/20 (144A)                                                     1,177,050
                                                                                         ---------------
                                                                                         $     2,217,425
--------------------------------------------------------------------------------------------------------
                             Trucking -- 0.1%
   1,485,000                 Jack Cooper Holdings Corp., 9.25%, 6/1/20                   $     1,069,200
--------------------------------------------------------------------------------------------------------
                             Airport Services -- 0.0%+
     110,880                 Aeropuertos Argentina 2000 SA, 10.75%,
                             12/1/20 (144A)                                              $       121,829
                                                                                         ---------------
                             Total Transportation                                        $     7,645,475
--------------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 1.3%
                             Homebuilding -- 1.0%
   4,305,000                 KB Home, 7.625%, 5/15/23                                    $     4,498,725
      50,000                 KB Home, Inc., 8.0%, 3/15/20                                         55,250
     950,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                           969,570
   1,840,000                 Taylor Morrison Communities, Inc., 5.875%,
                             4/15/23 (144A)                                                    1,895,200
                                                                                         ---------------
                                                                                         $     7,418,745
--------------------------------------------------------------------------------------------------------
                             Textiles -- 0.3%
   2,445,000                 Springs Industries, Inc., 6.25%, 6/1/21                     $     2,530,575
                                                                                         ---------------
                             Total Consumer Durables & Apparel                           $     9,949,320
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 1.5%
                             Casinos & Gaming -- 0.5%
   2,049,000                 Scientific Games International, Inc.,
                             10.0%, 12/1/22                                              $     1,821,049
   3,125,000                 Scientific Games International, Inc., 6.25%, 9/1/20               2,125,000
                                                                                         ---------------
                                                                                         $     3,946,049
--------------------------------------------------------------------------------------------------------
                             Specialized Consumer Services -- 1.0%
   3,750,000                 Constellis Holdings LLC, 9.75%, 5/15/20 (144A)              $     3,656,250
   1,500,000                 Prime Security Services Borrower LLC, 9.25%,
                             5/15/23 (144A)                                                    1,601,250
   1,045,000                 Sotheby's, 5.25%, 10/1/22 (144A)                                    992,750
     855,000                 StoneMor Partners LP, 7.875%, 6/1/21                                852,862
                                                                                         ---------------
                                                                                         $     7,103,112
                                                                                         ---------------
                             Total Consumer Services                                     $    11,049,161
--------------------------------------------------------------------------------------------------------
                             MEDIA -- 1.5%
                             Advertising -- 0.2%
   1,345,000                 MDC Partners, Inc., 6.5%, 5/1/24 (144A)                     $     1,301,288
--------------------------------------------------------------------------------------------------------
                             Broadcasting -- 0.5%
   2,295,000                 CCO Holdings LLC, 5.5%, 5/1/26 (144A)                       $     2,395,406
   1,505,000                 Gannett Co., Inc., 6.375%, 10/15/23                               1,617,875
                                                                                         ---------------
                                                                                         $     4,013,281
--------------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.5%
   1,720,000                 DISH DBS Corp., 5.875%, 11/15/24                            $     1,659,800
     840,000                 DISH DBS Corp., 7.75%, 7/1/26 (144A)                                870,975
   1,220,000                 Neptune Finco Corp., 6.625%, 10/15/25 (144A)                      1,314,550
                                                                                         ---------------
                                                                                         $     3,845,325
--------------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.2%
   1,000,000                 Regal Entertainment Group, Inc., 5.75%, 2/1/25              $     1,012,500
   2,650,000                 SFX Entertainment, Inc., 9.625%,
                             2/1/19 (144A) (d)                                                    26,500
                                                                                         ---------------
                                                                                         $     1,039,000
--------------------------------------------------------------------------------------------------------
                             Publishing -- 0.1%
     750,000                 Trader Corp., 9.875%, 8/15/18 (144A)                        $       767,812
                                                                                         ---------------
                             Total Media                                                 $    10,966,706
--------------------------------------------------------------------------------------------------------
                             RETAILING -- 0.9%
                             Department Stores -- 0.1%
     720,000                 Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)              $       752,400
--------------------------------------------------------------------------------------------------------
                             Computer & Electronics Retail -- 0.2%
   1,985,000                 Rent-A-Center, Inc., 4.75%, 5/1/21                          $     1,667,400
--------------------------------------------------------------------------------------------------------
                             Specialty Stores -- 0.1%
     250,000                 Radio Systems Corp., 8.375%, 11/1/19 (144A)                 $       262,812
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 33

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             Automotive Retail -- 0.5%
   4,130,000                 DriveTime Automotive Group, Inc., 8.0%,
                             6/1/21 (144A)                                               $     3,923,500
                                                                                         ---------------
                             Total Retailing                                             $     6,606,112
--------------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 1.2%
                             Agricultural Products -- 0.0%+
     550,000                 Tonon Luxembourg SA, 10.5%, 5/14/24 (144A) (d)              $       225,500
--------------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.8%
   1,210,000                 Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                   $     1,219,075
   1,350,000                 Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)                      1,366,875
   1,775,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)                        1,872,625
   1,375,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)                        1,467,812
                                                                                         ---------------
                                                                                         $     5,926,387
--------------------------------------------------------------------------------------------------------
                             Tobacco -- 0.4%
   2,960,000                 Alliance One International, Inc., 9.875%, 7/15/21           $     2,604,800
                                                                                         ---------------
                             Total Food, Beverage & Tobacco                              $     8,756,687
--------------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Personal Products -- 0.2%
   1,400,000                 Revlon Consumer Products Corp.,
                             5.75%, 2/15/21                                              $     1,421,000
                                                                                         ---------------
                             Total Household & Personal Products                         $     1,421,000
--------------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                             Health Care Services -- 0.3%
   1,555,000                 BioScrip, Inc., 8.875%, 2/15/21                             $     1,434,488
   1,200,000                 RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                              1,249,488
                                                                                         ---------------
                                                                                         $     2,683,976
--------------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 1.3%
   2,040,000                 CHS, 6.875%, 2/1/22                                         $     1,754,400
   1,065,000                 CHS, Inc., 8.0%, 11/15/19                                         1,023,731
   3,175,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                          2,928,938
     430,000                 Kindred Healthcare, Inc., 8.0%, 1/15/20                             439,675
   1,485,000                 Quorum Health Corp., 11.625%, 4/15/23 (144A)                      1,507,275
   2,085,000                 Universal Hospital Services, Inc.,
                             7.625%, 8/15/20                                                   1,939,050
                                                                                         ---------------
                                                                                         $     9,593,069
--------------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.3%
   1,105,000                 Centene Corp., 5.625%, 2/15/21                              $     1,167,156
     960,000                 Centene Corp., 6.125%, 2/15/24                                    1,031,405
                                                                                         ---------------
                                                                                         $     2,198,561
                                                                                         ---------------
                             Total Health Care Equipment & Services                      $    14,475,606
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.6%
                             Pharmaceuticals -- 0.6%
   2,885,000                 Endo, Ltd., 6.0%, 7/15/23 (144A)                            $     2,515,374
   2,555,000                 Valeant Pharmaceuticals International, Inc.,
                             5.875%, 5/15/23 (144A)                                            2,127,038
                                                                                         ---------------
                                                                                         $     4,642,412
                                                                                         ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                               $     4,642,412
--------------------------------------------------------------------------------------------------------
                             BANKS -- 1.4%
                             Diversified Banks -- 0.9%
     945,000          6.50   Bank of America Corp., Floating Rate
                             Note, 10/23/49                                              $     1,031,822
   1,885,000          8.12   Credit Agricole SA, Floating Rate Note,
                             12/31/49 (Perpetual) (144A)                                       1,983,962
   1,150,000          8.00   Royal Bank of Scotland Group Plc, Floating
                             Rate Note, 12/31/49 (Perpetual)                                   1,142,812
   2,350,000          7.50   Royal Bank of Scotland Group Plc, Floating
                             Rate Note, 12/31/49 (Perpetual)                                   2,281,850
                                                                                         ---------------
                                                                                         $     6,440,446
--------------------------------------------------------------------------------------------------------
                             Thrifts & Mortgage Finance -- 0.5%
   4,125,000                 Provident Funding Associates LP, 6.75%,
                             6/15/21 (144A)                                              $     3,939,375
                                                                                         ---------------
                             Total Banks                                                 $    10,379,821
--------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 1.4%
                             Other Diversified Financial Services -- 0.1%
     265,000          6.75   JPMorgan Chase & Co., Floating Rate
                             Note, 8/29/49                                               $       298,430
--------------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.7%
   1,195,000                 MSCI, Inc., 5.75%, 8/15/25 (144A)                           $     1,301,594
   1,995,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                             1,675,800
   1,915,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                             1,646,900
     455,000                 Nationstar Mortgage LLC, 6.5%, 8/1/18                               436,800
     450,000                 Oxford Finance LLC, 7.25%, 1/15/18 (144A)                           451,125
                                                                                         ---------------
                                                                                         $     5,512,219
--------------------------------------------------------------------------------------------------------
                             Consumer Finance -- 0.3%
   1,290,000                 Navient Corp., 6.625%, 7/26/21                              $     1,302,900
   1,290,000                 TMX Finance LLC, 8.5%, 9/15/18 (144A)                             1,012,650
                                                                                         ---------------
                                                                                         $     2,315,550
--------------------------------------------------------------------------------------------------------
                             Diversified Capital Markets -- 0.3%
   2,210,000                 Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                   $     2,190,662
                                                                                         ---------------
                             Total Diversified Financials                                $    10,316,861
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 35

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.6%
                             Reinsurance -- 0.6%
   1,000,000                 Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/31/16 (f)(g)                         $        48,600
     900,000                 Berwick 2016-1 Segregated Account (Kane SAC
                             Ltd.), Variable Rate Notes, 2/1/18 (f)(g)                           926,820
     700,000                 Carnosutie 2016-N,Segregated Account (Kane
                             SAC Ltd.), Variable Rate Notes, 11/30/20 (f)(g)                     724,640
     700,000                 Carnoustie Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 2/19/16 (f)(g)                                  14,280
   1,000,000                 Lorenz Re, Ltd., Variable Rate Notes,
                             3/31/18 (f)(g)                                                       70,000
   1,200,000                 Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19 (f)(g)                                                 47,040
   2,000,000                 Pangaea Re, Series 2015-2, Principal at Risk
                             Notes, 11/30/19 (f)(g)                                              208,800
   1,200,000                 Pangaea Re., Variable Rate Notes, 2/1/20 (f)(g)                   1,228,440
   1,050,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (f)(g)                      18,900
       3,333                 Sector Re V, Ltd., Variable Rate Notes,
                             3/1/20 (144A) (f)(g)                                                107,418
     700,000                 Silverton Re, Ltd., Variable Rate Notes,
                             9/18/17 (144A) (f)(g)                                                17,290
   1,000,000                 Versutus 2016, Class A-1, Variable Rate
                             Notes, 11/30/20 (f)(g)                                            1,001,500
     800,000                 Versutus Ltd., Series 2015-A, Variable Rate
                             Notes, 12/31/2017 (f)(g)                                             11,680
                                                                                         ---------------
                                                                                         $     4,425,408
                                                                                         ---------------
                             Total Insurance                                             $     4,425,408
--------------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 1.0%
                             Diversified REIT -- 0.1%
   1,130,000                 MPT Operating Partnership LP, 5.5%, 5/1/24                  $     1,169,550
--------------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.5%
   1,105,381                 AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                             (12.0% cash, 0.0% PIK) (PIK)                                $     1,133,016
   2,500,000                 Communications Sales & Leasing, Inc., 6.0%,
                             4/15/23 (144A)                                                    2,579,700
                                                                                         ---------------
                                                                                         $     3,712,716
--------------------------------------------------------------------------------------------------------
                             Diversified Real Estate Activities -- 0.2%
   1,260,000                 Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)                $     1,326,150
--------------------------------------------------------------------------------------------------------
                             Real Estate Services -- 0.2%
   1,210,000                 Kennedy-Wilson, Inc., 5.875%, 4/1/24                        $     1,222,100
                                                                                         ---------------
                             Total Real Estate                                           $     7,430,516
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.7%
                             Internet Software & Services -- 0.2%
   1,000,000                 Cimpress NV, 7.0%, 4/1/22 (144A)                            $     1,020,000
     325,000                 j2 Cloud Services, Inc., 8.0%, 8/1/20                               339,424
                                                                                         ---------------
                                                                                         $     1,359,424
--------------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.1%
     550,000                 Diamond 1 Finance Corp., 5.875%,
                             6/15/21 (144A)                                              $       574,748
     500,000                 Diamond 1 Finance Corp., 7.125%,
                             6/15/24 (144A)                                                      537,986
                                                                                         ---------------
                                                                                         $     1,112,734
--------------------------------------------------------------------------------------------------------
                             Data Processing & Outsourced Services -- 0.4%
     540,000                 First Data Corp., 5.75%, 1/15/24 (144A)                     $       542,689
   1,340,000                 First Data Corp., 7.0%, 12/1/23 (144A)                            1,378,525
   1,145,000                 NeuStar, Inc., 4.5%, 1/15/23                                      1,011,894
                                                                                         ---------------
                                                                                         $     2,933,108
                                                                                         ---------------
                             Total Software & Services                                   $     5,405,266
--------------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.5%
                             Computer Hardware Storage & Peripherals -- 0.5%
   1,885,000                 Diebold, Inc., 8.5%, 4/15/24 (144A)                         $     1,887,356
   1,540,000                 NCR Corp., 6.375%, 12/15/23                                       1,593,900
                                                                                         ---------------
                                                                                         $     3,481,256
                                                                                         ---------------
                             Total Technology Hardware & Equipment                       $     3,481,256
--------------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.4%
                             Semiconductor Equipment -- 0.3%
   2,100,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                         $     2,163,000
--------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.1%
   1,225,000                 Micron Technology, Inc., 5.5%, 2/1/25                       $     1,099,438
                                                                                         ---------------
                             Total Semiconductors & Semiconductor
                             Equipment                                                   $     3,262,438
--------------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 3.6%
                             Integrated Telecommunication Services -- 2.3%
     700,000                 CenturyLink, Inc., 6.45%, 6/15/21                           $       747,250
   1,325,000                 CenturyLink, Inc., 6.75%, 12/1/23                                 1,378,000
     450,000                 CenturyLink, Inc., 7.6%, 9/15/39                                    402,750
   1,920,000                 Frontier Communications Corp., 11.0%, 9/15/25                     2,049,600
   4,200,000                 Frontier Communications Corp., 7.125%, 1/15/23                    3,895,500
     160,000                 Frontier Communications Corp., 8.75%, 4/15/22                       165,600
     800,000                 Frontier Communications Corp., 9.25%, 7/1/21                        870,592
   1,200,000                 GCI, Inc., 6.75%, 6/1/21                                          1,236,000
   3,000,000                 GCI, Inc., 6.875%, 4/15/25                                        3,112,500

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 37

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                               Value
--------------------------------------------------------------------------------------------------------
                                    Integrated Telecommunication
                                    Services -- (continued)
            770,000                 Windstream Corp., 7.5%, 6/1/22                       $       708,400
          2,680,000                 Windstream Services LLC, 6.375%, 8/1/23                    2,318,200
            590,000                 Windstream Services LLC, 7.75%, 10/1/21                      560,500
                                                                                         ---------------
                                                                                         $    17,444,892
--------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 1.3%
            200,000                 Altice Finco SA, 8.125%, 1/15/24 (144A)              $       202,500
          5,555,000                 Sprint Corp., 7.125%, 6/15/24                              4,909,509
          2,000,000                 Sprint Corp., 7.25%, 9/15/21                               1,866,260
          2,000,000                 T-Mobile USA, Inc., 6.625%, 4/1/23                         2,146,600
            100,000                 Unison Ground Lease Funding LLC, 5.78%,
                                    3/16/43 (144A)                                                98,105
            100,000                 WCP Issuer LLC, 6.657%, 8/15/20 (144A)                       103,316
                                                                                         ---------------
                                                                                         $     9,326,290
                                                                                         ---------------
                                    Total Telecommunication Services                     $    26,771,182
--------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 1.6%
                                    Electric Utilities -- 0.9%
          2,765,000                 Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)      $     2,619,838
          1,740,000                 Talen Energy Supply LLC, 6.5%, 6/1/25                      1,531,200
          2,415,000                 TerraForm Power, 9.75%, 8/15/22 (144A)                     2,421,038
                                                                                         ---------------
                                                                                         $     6,572,076
--------------------------------------------------------------------------------------------------------
                                    Gas Utilities -- 0.5%
            895,000                 DCP Midstream Operating LP, 5.6%, 4/1/44             $       814,450
            625,000                 Ferrellgas LP, 6.5%, 5/1/21                                  568,750
          2,305,000                 Ferrellgas LP, 6.75%, 1/15/22                              2,086,025
                                                                                         ---------------
                                                                                         $     3,469,225
--------------------------------------------------------------------------------------------------------
                                    Independent Power Producers &
                                    Energy Traders -- 0.2%
            965,000                 NRG Energy, Inc., 7.25%, 5/15/26 (144A)              $       990,331
            825,000                 TerraForm Power Operating LLC, 6.125%,
                                    6/15/25 (144A)                                               820,875
                                                                                         ---------------
                                                                                         $     1,811,206
                                                                                         ---------------
                                    Total Utilities                                      $    11,852,507
--------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS
                                    (Cost $261,465,741)                                  $   247,463,664
--------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- 5.9%
IDR  56,876,000,000                 Indonesia Treasury Bond, 7.875%, 4/15/19             $     4,476,997
IDR  46,591,000,000                 Indonesia Treasury Bond, 8.25%, 7/15/21                    3,786,020
IDR 128,202,000,000                 Indonesia Treasury Bond, 8.375%, 3/15/24                  10,619,473
IDR 135,330,000,000                 Indonesia Treasury Bond, 8.75%, 5/15/31                   11,758,052

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    FOREIGN GOVERNMENT BONDS -- (continued)
IDR  76,164,000,000                 Indonesia Treasury Bond, 9.0%, 3/15/29               $     6,657,845
MXN      69,745,500                 Mexican Bonos, 10.0%, 12/5/24                              4,731,610
PHP      76,000,000                 Philippine Government International Bond,
                                    6.25%, 1/14/36                                             1,884,495
                                                                                         ---------------
                                                                                         $    43,914,492
--------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN GOVERNMENT BONDS
                                    (Cost $40,800,422)                                   $    43,914,492
--------------------------------------------------------------------------------------------------------
                                    SENIOR FLOATING RATE LOAN
                                    INTERESTS -- 1.4%**
                                    MATERIALS -- 0.5%
                                    Diversified Metals & Mining -- 0.2%
          1,611,565          4.25   Fortescue Metals Group, Ltd., Bank
                                    Loan, 6/30/19                                        $     1,581,725
--------------------------------------------------------------------------------------------------------
                                    Steel -- 0.3%
          2,335,000          6.00   Zekelman Industries, Inc., Term Loan, 6/8/21         $     2,349,594
                                                                                         ---------------
                                    Total Materials                                      $     3,931,319
--------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.2%
                                    Aerospace & Defense -- 0.2%
          1,625,000          4.65   DynCorp International, Inc., Term Loan B2, 7/7/20    $     1,623,138
--------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.0%+
            223,353          5.25   Pelican Products, Inc., Term Loan (First
                                    Lien), 4/8/20                                        $       220,003
--------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.0%+
             50,532          8.25   Filtration Group Corp., Initial Term Loan
                                    (Second Lien), 11/15/21                              $        49,985
                                                                                         ---------------
                                    Total Capital Goods                                  $     1,893,126
--------------------------------------------------------------------------------------------------------
                                    COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                    Security & Alarm Services -- 0.0%+
             26,232          4.25   Monitronics International, Inc., Term B
                                    Loan, 3/23/18                                        $        26,073
                                                                                         ---------------
                                    Total Commercial Services & Supplies                 $        26,073
--------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 0.0%+
                                    Leisure Products -- 0.0%+
             62,045          3.75   BRP US, Inc., Term B Loan, 6/30/23                   $        61,942
                                                                                         ---------------
                                    Total Consumer Durables & Apparel                    $        61,942
--------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Education Services -- 0.1%
            875,000          5.00   McGraw-Hill Global Education Holdings LLC,
                                    Term B Loan (First Lien), 5/2/22                     $       880,688
                                                                                         ---------------
                                    Total Consumer Services                              $       880,688
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 39

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.0%+
                                    Broadcasting -- 0.0%+
             57,983          4.00   Univision Communications, Inc., Replacement
                                    First-Lien Term Loan (C-4), 3/1/20                   $        58,037
                                                                                         ---------------
                                    Total Media                                          $        58,037
--------------------------------------------------------------------------------------------------------
                                    FOOD & STAPLES RETAILING -- 0.1%
                                    Food Distributors -- 0.1%
            700,000          8.25   Del Monte Foods Consumer Products, Term
                                    Loan (Second Lien), 5/26/21                          $       508,667
                                                                                         ---------------
                                    Total Food & Staples Retailing                       $       508,667
--------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                    Health Care Services -- 0.0%+
             67,327          6.50   Ardent Legacy Acquisitions, Inc., Term
                                    Loan, 7/31/21                                        $        67,580
             86,593          6.50   BioScrip, Inc., Initial Term B Loan, 7/31/20                  82,913
             43,296          6.50   BioScrip, Inc., Term Loan, 7/31/20                            41,456
                                                                                         ---------------
                                                                                         $       191,949
--------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.1%
            450,000          4.25   Kindred Healthcare, Inc., Tranche B Loan
                                    (First Lien), 4/10/21                                $       448,500
                                                                                         ---------------
                                    Total Health Care Equipment & Services               $       640,449
--------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY &
                                    LIFE SCIENCES -- 0.0%+
                                    Biotechnology -- 0.0%+
            119,657          7.00   Lantheus Medical Imaging, Inc., Initial Term
                                    Loan, 6/25/22                                        $       108,888
                                                                                         ---------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                        $       108,888
--------------------------------------------------------------------------------------------------------
                                    BANKS -- 0.0%+
                                    Thrifts & Mortgage Finance -- 0.0%+
             38,817          5.50   Ocwen Financial Corp., Initial Term Loan, 1/15/18    $        38,332
                                                                                         ---------------
                                    Total Banks                                          $        38,332
--------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.3%
                                    Investment Banking & Brokerage -- 0.3%
          2,025,000          8.63   Concentra, Inc., Initial Term Loan (Second
                                    Lien), 4/8/23                                        $     1,985,108
                                                                                         ---------------
                                    Total Diversified Financials                         $     1,985,108
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

--------------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount ($)            (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    IT Consulting & Other Services -- 0.1%
            735,000          5.75   Evergreen Skills Lux Sarl, Initial Term Loan
                                    (First Lien), 4/23/21                                $       605,456
                                                                                         ---------------
                                    Total Software & Services                            $       605,456
--------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                    (Cost $10,579,155)                                   $    10,738,085
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------
                                    EQUITY LINKED NOTE -- 1.3%
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 1.3%
                                    Computer Storage & Peripherals -- 1.3%
             99,920          1.00   Apple, Inc., 8/2/16                                  $     9,962,024
--------------------------------------------------------------------------------------------------------
                                    TOTAL EQUITY LINKED NOTE
                                    (Cost $10,000,593)                                   $     9,962,024
--------------------------------------------------------------------------------------------------------
                                    EXCHANGE TRADED FUNDS -- 0.4%
                                    DIVERSIFIED FINANCIALS -- 0.4%
                                    Asset Management & Custody Banks -- 0.4%
            138,219                 BlackRock MuniVest Fund, Inc.                        $     1,524,556
             94,301                 BlackRock MuniYield Fund, Inc.                             1,512,588
                                                                                         ---------------
                                                                                         $     3,037,144
                                                                                         ---------------
                                    Total Diversified Financials                         $     3,037,144
--------------------------------------------------------------------------------------------------------
                                    TOTAL EXCHANGE TRADED FUNDS
                                    (Cost $2,557,184)                                    $     3,037,144
--------------------------------------------------------------------------------------------------------
                                    MUTUAL FUND -- 0.5%
                                    DIVERSIFIED FINANCIALS -- 0.5%
                                    Asset Management & Custody Banks -- 0.5%
            320,755                 Pioneer ILS Interval Fund (h)                        $     3,416,038
                                                                                         ---------------
                                    Total Diversified Financials                         $     3,416,038
--------------------------------------------------------------------------------------------------------
                                    TOTAL MUTUAL FUND
                                    (Cost $3,400,000)                                    $     3,416,038
--------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SECURITIES -- 97.6%
                                    (Cost $746,998,711) (a)                              $   729,244,746
--------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS & LIABILITIES -- 2.4%                   $    17,747,796
                                                                                         ---------------
                                    NET ASSETS -- 100.0%                                 $   746,992,542
========================================================================================================

+            Amount rounds to less than 0.1%.

*            Non-income producing security.

(PIK)        Represents a pay-in-kind security.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 41

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2016, the value of these securities amounted to $127,067,020 or 17.0% of net assets.

REIT         Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(Perpetual)  Security with no stated maturity date.

REMICS       Real Estate Mortgage Investment Conduits.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major U.S. banks,
             (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At July 31, 2016, the net unrealized depreciation on investments based on cost for federal income tax purposes of $752,098,440 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                  $ 34,622,102

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                   (57,475,796)
                                                                                            ------------
               Net unrealized depreciation                                                  $(22,853,694)
                                                                                            ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d)          Security is in default.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f) Structured reinsurance investment. At July 31, 2016, the value of these securities amounted to $4,425,408 or 0.6% of net assets. See Notes to Financial Statements -- Note 1I.

(g)          Rate to be determined.

(h)          Affiliated funds managed by Pioneer Investment Management, Inc.

             Principal amounts are denominated in U.S. Dollars unless otherwise noted:

             IDR    Indonesian Rupiah

             MXN    Mexican Peso

             PHP    Philippine Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                               Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                      $ 36,593,991       $ 36,648,071
Other Long-Term Securities                     $820,038,373       $951,397,121

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which PIM serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

During the year ended July 31, 2016, the Fund engaged in purchases and sales pursuant to these procedures amounting to $9,768,260 and $12,454,918, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2016, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                     Level 1            Level 2            Level 3      Total
----------------------------------------------------------------------------------------------------
Convertible Corporate Bonds
  Materials
    Diversified Metals & Mining      $             --   $             --   $    2,558   $      2,558
  All Other Convertible
    Corporate Bonds                                --          1,784,619           --      1,784,619
Preferred Stocks                                   --             16,992           --         16,992
Convertible Preferred Stocks
  Energy
    Oil & Gas Exploration
      & Production                                 --             21,500           --         21,500
  All Other Convertible
    Preferred Stocks                        4,565,474                 --           --      4,565,474
Common Stocks
  Capital Goods
    Industrial Machinery                           --                 --           31             31
  Transportation
    Air Freight & Logistics                        --              7,850           --          7,850
  All Other Common Stocks                 386,583,455                 --           --    386,583,455
Asset Backed Securities                            --          9,654,026           --      9,654,026
Collateralized Mortgage
  Obligations                                      --          8,076,794           --      8,076,794
Corporate Bonds
  Capital Goods
    Industrial Machinery                           --          2,019,375       51,588      2,070,963
  Insurance
    Reinsurance                                    --                 --    4,425,408      4,425,408
  All Other Corporate Bonds                        --        240,967,293           --    240,967,293
Foreign Government Bonds                           --         43,914,492           --     43,914,492
Senior Floating Rate
  Loan Interests                                   --         10,738,085           --     10,738,085
Equity Linked Note                                 --          9,962,024           --      9,962,024
Exchange Traded Funds                       3,037,144                 --           --      3,037,144
Mutual Funds                                       --          3,416,038           --      3,416,038
----------------------------------------------------------------------------------------------------
Total                                $    394,186,073   $    330,579,088   $4,479,585   $729,244,746
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 43

-----------------------------------------------------------------------------------------------------
                                       Level 1        Level 2         Level 3           Total
-----------------------------------------------------------------------------------------------------
Other Financial Instruments
Net unrealized depreciation
  on futures contracts                 $ (1,773,288)  $        --     $          --     $ (1,773,288)
-----------------------------------------------------------------------------------------------------
Total Other Financial
  Instruments                          $ (1,773,288)  $        --     $          --     $ (1,773,288)
=====================================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------------------
                                           Convertible
                                           Corporate       Common         Corporate
                                           Bonds           Stocks         Bonds            Total
--------------------------------------------------------------------------------------------------------
Balance as of 7/31/15                      $       --      $       31     $ 14,654,343     $ 14,654,374
Realized gain (loss)(1)                            --              --           12,390           12,390
Change in unrealized appreciation
  (depreciation)(2)                           (19,583)             --          109,146           89,563
Purchases                                       2,666              --        4,806,714        4,809,380
Sales                                              --              --      (15,105,597)     (15,105,597)
Transfers in to Level 3*                       19,475              --               --           19,475
Transfers out of Level 3*                          --              --               --               --
Transfers in and out of Level 3
  Categories                                       --              --               --               --
--------------------------------------------------------------------------------------------------------
Balance as of 7/31/16                      $    2,558      $       31     $  4,476,996     $  4,479,585
========================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on beginning of period values. During the year ended July 31, 2016, an investment having a value of $19,475 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. In addition, investments having a value of $70,034,370 transferred from level 2 to level 1. The change in the level designation within the fair value hierarchy was due to the Fund discontinuing the use of adjusted quotes. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments still
     held as of 7/31/16                                                           $227,096
                                                                                  ========

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Statement of Assets and Liabilities | 7/31/16

ASSETS:
   Investment in securities of unaffiliated issuers, at value (cost $743,598,711)  $725,828,708
   Investment in securities of affiliated issuers, at value (cost $3,400,000)         3,416,038
------------------------------------------------------------------------------------------------
   Total investment in securities, at value (cost $746,998,711)                    $729,244,706
   Cash                                                                               9,572,834
   Restricted cash*                                                                   3,231,259
   Receivables --
      Investment securities sold                                                      7,074,710
      Fund shares sold                                                                1,066,315
      Dividends                                                                       1,657,847
      Interest                                                                        5,684,055
   Due from Pioneer Investment Management, Inc.                                          66,902
   Other assets                                                                          85,087
------------------------------------------------------------------------------------------------
         Total assets                                                              $757,683,755
================================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                              $  5,476,826
      Fund shares repurchased                                                         3,033,772
      Distributions                                                                     216,192
      Trustee fees                                                                        3,110
   Variation margin for futures contracts                                               372,138
   Due to custodian (Cost $771,114)                                                     822,414
   Due to affiliates                                                                     82,178
   Accrued expenses                                                                     201,930
   Reserve for repatriation taxes                                                       482,653
------------------------------------------------------------------------------------------------
         Total liabilities                                                         $ 10,691,213
================================================================================================
NET ASSETS:
   Paid-in capital                                                                 $851,294,110
   Undistributed net investment income                                                  914,067
   Accumulated net realized loss on investments, futures contracts,
      written options, swap contracts and foreign currency transactions             (85,632,689)
   Net unrealized depreciation on investments                                       (17,753,965)
   Unrealized depreciation on futures contracts                                      (1,773,288)
   Net unrealized depreciation on other assets and liabilities
      denominated in foreign currencies                                                 (55,693)
------------------------------------------------------------------------------------------------
         Total net assets                                                          $746,992,542
================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $238,779,471/22,584,041 shares)                               $      10.57
   Class C (based on $304,609,497/28,886,754 shares)                               $      10.55
   Class K (based on $244,683/22,890 shares)                                       $      10.69
   Class R (based on $1,224,923/115,378 shares)                                    $      10.62
   Class Y (based on $202,133,968/19,143,339 shares)                               $      10.56
MAXIMUM OFFERING PRICE:
   Class A ($10.57 / 95.5%)                                                        $      11.07
================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 45

Statement of Operations

For the Year Ended 7/31/16

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $61,906)             $  30,635,918
   Dividends (net of foreign taxes withheld of $1,139,084)            24,813,772
--------------------------------------------------------------------------------------------------
         Total investment income                                                    $  55,449,690
==================================================================================================
EXPENSES:
   Management fees                                                 $   4,065,226
   Transfer agent fees
      Class A                                                             28,628
      Class C                                                             16,728
      Class K                                                                 40
      Class R                                                                572
      Class Y                                                              3,523
   Distribution fees
      Class A                                                            600,787
      Class C                                                          3,211,267
      Class R                                                              4,697
   Shareholder communication expense                                     680,951
   Administrative expense                                                280,936
   Custodian fees                                                        160,943
   Registration fees                                                     148,011
   Professional fees                                                     101,085
   Printing expense                                                       52,601
   Fees and expenses of nonaffiliated Trustees                            35,090
   Miscellaneous                                                          89,964
--------------------------------------------------------------------------------------------------
      Total expenses                                                                $   9,481,049
      Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                          (366,404)
--------------------------------------------------------------------------------------------------
      Net expenses                                                                  $   9,114,645
--------------------------------------------------------------------------------------------------
            Net investment income                                                   $  46,335,045
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                  $ (68,023,492)
      Futures contracts                                                5,973,660
      Written options                                                    769,286
      Swap contracts                                                     159,430
      Foreign currency contracts and other assets
         and liabilities denominated in foreign currencies              (988,059)   $ (62,109,175)
--------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments (including from affiliated issuer of $16,038)    $   6,872,394
      Futures contracts                                               (1,792,263)
      Written options                                                   (238,360)
      Swap contracts                                                     (61,113)
      Foreign currency contracts and other assets
         and liabilities denominated in foreign currencies               (26,338)   $   4,754,320
--------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments,
      futures contracts, written options, swap contracts and
      foreign currency transactions                                                 $ (57,354,855)
--------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                             $ (11,019,810)
==================================================================================================

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Year Ended         Year Ended
                                                                 7/31/16            7/31/15
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   46,335,045     $  44,692,794
Net realized gain (loss) on investments, futures contracts,
   written options, swap contracts and foreign
   currency transactions                                            (62,109,175)      (20,629,493)
Change in net unrealized appreciation (depreciation) on
   investments, futures contracts, written options, swap
   contracts, and foreign currency transactions                       4,754,320       (39,977,521)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting
          from operations                                        $  (11,019,810)    $ (15,914,220)
==================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.63 and $0.66 per share, respectively)             $  (14,818,563)    $ (13,714,853)
   Class C ($0.55 and $0.56 per share, respectively)                (17,162,624)      (14,917,936)
   Class K ($0.66 and $0.48 per share, respectively)                 (1,245,936)         (499,383)
   Class R ($0.59 and $0.43 per share, respectively)                    (53,471)             (882)
   Class Y ($0.65 and $0.68 per share, respectively)                (14,882,614)      (18,374,823)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $  (48,163,208)    $ (47,507,877)
==================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 $  228,470,653     $ 619,264,135
Reinvestment of distributions                                        47,104,660        46,599,296
Cost of shares repurchased                                         (435,914,479)     (385,902,803)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                 $ (160,339,166)    $ 279,960,628
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                      $ (219,522,184)    $ 216,538,531
NET ASSETS:
Beginning of year                                                $  966,514,726     $ 749,976,195
--------------------------------------------------------------------------------------------------
End of year                                                      $  746,992,542     $ 966,514,726
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $      914,067     $   4,227,839
==================================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 47

------------------------------------------------------------------------------------------------
                                  Year Ended     Year Ended        Year Ended     Year Ended
                                  7/31/16        7/31/16           7/31/15        7/31/15
                                  Shares         Amount            Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                         6,281,455    $  64,920,390      15,185,837    $ 175,230,678
Reinvestment of distributions       1,387,216       14,232,424       1,152,400       13,134,497
Less shares repurchased            (9,018,596)     (92,585,236)    (10,534,463)    (120,092,929)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (1,349,925)   $ (13,432,422)      5,803,774    $  68,272,246
================================================================================================
Class C
Shares sold                         7,019,556    $  72,804,357      16,115,144    $ 185,166,940
Reinvestment of distributions       1,649,567       16,872,843       1,291,986       14,666,404
Less shares repurchased           (11,594,822)    (118,628,340)     (6,135,870)     (69,536,580)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (2,925,699)   $ (28,951,140)     11,271,260    $ 130,296,764
================================================================================================
Class K*
Shares sold                            22,755    $     236,429       3,358,223    $  38,969,021
Reinvestment of distributions         117,504        1,210,213          43,703          494,440
Less shares repurchased            (3,518,425)     (34,350,031)           (870)          (9,991)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (3,378,166)   $ (32,903,389)      3,401,056    $  39,453,470
================================================================================================
Class R*
Shares sold                            98,278    $   1,019,289          40,700    $     455,831
Reinvestment of distributions             334            3,421              16              182
Less shares repurchased               (23,950)        (249,286)             --               --
------------------------------------------------------------------------------------------------
      Net increase                     74,662    $     773,424          40,716    $     456,013
================================================================================================
Class Y
Shares sold                         8,647,619    $  89,490,188      19,066,332    $ 219,441,665
Reinvestment of distributions       1,440,715       14,785,759       1,607,246       18,303,773
Less shares repurchased           (18,561,018)    (190,101,586)    (17,270,776)    (196,263,303)
------------------------------------------------------------------------------------------------
      Net increase (decrease)      (8,472,684)   $ (85,825,639)      3,402,802    $  41,482,135
================================================================================================

* Class K and Class R shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year        Year       Year
                                                              Ended         Ended       Ended      Ended     12/22/11
                                                              7/31/16       7/31/15     7/31/14    7/31/13   to 7/31/12
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $  11.15      $  11.94    $  11.07   $ 10.61   $ 10.00
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.62(a)   $   0.60    $   0.69   $  0.61   $  0.36
   Net realized and unrealized gain (loss) on investments        (0.57)        (0.73)       0.80      0.78      0.53
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.05      $  (0.13)   $   1.49   $  1.39   $  0.89
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.63)     $  (0.66)   $  (0.62)  $ (0.73)  $ (0.28)
   Net realized gain                                                --            --          --     (0.20)       --
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.63)     $  (0.66)   $  (0.62)  $ (0.93)  $ (0.28)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.58)     $  (0.79)   $   0.87   $  0.46   $  0.61
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.57      $  11.15    $  11.94   $ 11.07   $ 10.61
============================================================================================================================
Total return*                                                     0.81%        (1.10)%     13.77%    13.52%     8.91%***
Ratio of net expenses to average net assets                       0.85%         0.85%       0.85%     0.85%     0.85%**
Ratio of net investment income (loss) to average net assets       5.99%         5.38%       6.62%     6.19%     5.99%**
Portfolio turnover rate                                            109%          120%         99%      119%       42%***
Net assets, end of period (in thousands)                      $238,779      $266,899    $216,565   $49,263   $ 6,545
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.94%         0.95%       1.00%     1.37%     2.51%**
   Net investment income (loss) to average net assets             5.90%         5.28%       6.47%     5.67%     4.33%**
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 49

---------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year        Year       Year
                                                              Ended         Ended       Ended      Ended     12/22/11
                                                              7/31/16       7/31/15     7/31/14    7/31/13   to 7/31/12
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  11.12      $  11.91    $  11.04   $ 10.60   $ 10.00
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.53(a)   $   0.51    $   0.57   $  0.52   $  0.32
   Net realized and unrealized gain (loss) on investments        (0.55)        (0.74)       0.82      0.75      0.52
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  (0.02)     $  (0.23)   $   1.39   $  1.27   $  0.84
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.55)     $  (0.56)   $  (0.52)  $ (0.63)  $ (0.24)
   Net realized gain                                                --            --          --     (0.20)       --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.55)     $  (0.56)   $  (0.52)  $ (0.83)  $ (0.24)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.57)     $  (0.79)   $   0.87   $  0.44   $  0.60
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.55      $  11.12    $  11.91   $ 11.04   $ 10.60
===========================================================================================================================
Total return*                                                     0.06%        (1.89)%     12.84%    12.39%     8.45%***
Ratio of net expenses to average net assets                       1.69%         1.69%       1.72%     1.71%     1.67%**
Ratio of net investment income (loss) to average net assets       5.16%         4.59%       5.73%     5.24%     5.17%**
Portfolio turnover rate                                            109%          120%         99%      119%       42%***
Net assets, end of period (in thousands)                      $304,609      $353,686    $244,574   $35,074   $ 5,831
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           1.69%         1.69%       1.72%     2.13%     3.26%**
   Net investment income (loss) to average net assets             5.16%         4.59%       5.73%     4.81%     3.58%**
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

----------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended          12/1/14
                                                                   7/31/16        to 7/31/15
----------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                               $ 11.15        $ 11.50
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.57(a)     $  0.50
  Net realized and unrealized gain (loss) on investments             (0.37)         (0.37)
----------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.20        $  0.13
----------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                            $ (0.66)       $ (0.48)
  Net realized gain                                                     --             --
----------------------------------------------------------------------------------------------
Total distributions                                                $ (0.66)       $ (0.48)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.46)       $ (0.35)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.69        $ 11.15
==============================================================================================
Total return*                                                         2.20%          1.13%***
Ratio of net expenses to average net assets                           0.60%          0.63%**
Ratio of net investment income (loss) to average net assets           5.51%          5.63%**
Portfolio turnover rate                                                109%           120%**
Net assets, end of period (in thousands)                           $   245        $37,935
==============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 51

----------------------------------------------------------------------------------------------
                                                                   Year
                                                                   Ended          12/1/14
                                                                   7/31/16        to 7/31/15
----------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $ 11.20        $ 11.50
----------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $  0.59(a)     $  0.43
  Net realized and unrealized gain (loss) on investments             (0.58)         (0.30)
----------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  0.01        $  0.13
----------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                            $ (0.59)       $ (0.43)
  Net realized gain                                                     --             --
----------------------------------------------------------------------------------------------
Total distributions                                                $ (0.59)       $ (0.43)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ (0.58)       $ (0.30)
----------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 10.62        $ 11.20
==============================================================================================
Total return*                                                         0.41%          1.16%***
Ratio of net expenses to average net assets                           1.37%          1.40%**
Ratio of net investment income (loss) to average net assets           5.68%          4.20%**
Portfolio turnover rate                                                109%           120%**
Net assets, end of period (in thousands)                           $ 1,225        $   456
==============================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

-----------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year        Year       Year
                                                              Ended         Ended       Ended      Ended     12/22/11
                                                              7/31/16       7/31/15     7/31/14    7/31/13   to 7/31/12
-----------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  11.14      $  11.93    $  11.06   $ 10.62   $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $   0.63(a)   $   0.63    $   0.68   $  0.63   $  0.39
   Net realized and unrealized gain (loss) on investments        (0.56)        (0.74)       0.84      0.76      0.51
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.07      $  (0.11)   $   1.52   $  1.39   $  0.90
-----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                      $  (0.65)     $  (0.68)   $  (0.65)  $ (0.75)  $ (0.28)
   Net realized gain                                                --            --          --     (0.20)       --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.65)     $  (0.68)   $  (0.65)  $ (0.95)  $ (0.28)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (0.58)     $  (0.79)   $   0.87   $  0.44   $  0.62
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  10.56      $  11.14    $  11.93   $ 11.06   $ 10.62
=============================================================================================================================
Total return*                                                     1.00%        (0.89)%     14.01%    13.53%     9.10%***
Ratio of net expenses to average net assets                       0.65%         0.65%       0.65%     0.65%     0.65%**
Ratio of net investment income (loss) to average net assets       6.10%         5.58%       6.58%     6.23%     6.16%**
Portfolio turnover rate                                            109%          120%         99%      119%       42%***
Net assets, end of period (in thousands)                      $202,134      $307,538    $288,838   $32,492   $ 5,418
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                           0.72%         0.71%       0.71%     1.10%     2.25%**
   Net investment income (loss) to average net assets             6.04%         5.52%       6.52%     5.79%     4.56%**
=============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 53

Notes to Financial Statements | 7/31/16

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 55

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At July 31, 2016, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance valuation model) representing 0.1% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 57 investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2016, the Fund had accrued $482,653 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2016, the Fund reclassified $1,485,609

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 to decrease undistributed net investment income and $1,485,609 to decrease accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At July 31, 2016, the Fund was permitted to carry forward indefinitely $50,595,684 of short-term losses and $33,311,867 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

     The tax character of distributions paid during the years ended July 31, 2016 and July 31, 2015 were as follows:

     ---------------------------------------------------------------------------
                                                              2016          2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $48,163,208   $47,507,877
     ---------------------------------------------------------------------------
        Total                                          $48,163,208   $47,507,877
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distribution paid from:
     Undistributed ordinary income                                $   2,731,562
     Capital loss carryforward                                      (83,907,551)
     Current year dividend payable                                     (216,192)
     Unrealized depreciation                                        (22,909,387)
     ---------------------------------------------------------------------------
          Total                                                   $(104,301,568)
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, Business Development Company (BDC) and interest on defaulted bonds.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $149,832 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2016.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 59

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 61 of cash deposited with the broker as collateral at July 31, 2016, was $3,265,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2016, was $(67,997,722).

     At July 31, 2016, open futures contracts were as follows:

     -----------------------------------------------------------------------------------------
                                     Number of
                                     Contracts      Settlement                   Unrealized
     Description     Counterparty    Long/(Short)   Month/Year   Value           Depreciation
     -----------------------------------------------------------------------------------------
     S&P500 EMINI    Citibank N.A.   (700)          9/16         $(75,887,000)   $(1,602,647)
     JPY FX          Citibank N.A.   (63)           9/16           (7,732,856)      (170,641)
     -----------------------------------------------------------------------------------------
     Total                                                       $(83,619,856)   $(1,773,288)
     =========================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of and for the year ended July 31, 2016, the Fund had no open repurchase agreements.

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

L.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 63

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     The average value of credit default swap contracts open during the year ended July 31, 2016 was $(12,328). There were no open credit default swap contracts at July 31, 2016.

M.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the year ended July 31, 2016 was $(63,231). There were no open written options contracts at July 31, 2016. Transactions in written options for the year ended July 31, 2016 were as follows:

     --------------------------------------------------------------------------------
                                                             Number of    Premium
                                                             Contracts    Paid
     --------------------------------------------------------------------------------
     Options open at beginning of period                     (46,139)     $ (983,335)
     Options opened                                           45,092         541,104
     Options exercised                                          (524)       (176,585)
     Options closed                                              349         124,591
     Options expired                                           1,222         494,225
     --------------------------------------------------------------------------------
     Options open at end of period                                --      $       --
     ================================================================================

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

N.   Purchased Options

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     The average value of purchased options contracts open during the year ended July 31, 2016 was $650,963. There were no open purchased options contracts at July 31, 2016.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2016, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended July 31, 2016 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2016 for Class C shares and December 1, 2017 for Class A shares and Class Y shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 65

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $42,361 in management fees, administrative costs and certain other reimbursements payable from PIM at July 31, 2016.

3. Transfer Agent

Effective November 2, 2015, Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc., a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended July 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $163,295
Class C                                                                  251,438
Class K                                                                       11
Class R                                                                    1,869
Class Y                                                                  264,338
--------------------------------------------------------------------------------
  Total                                                                 $680,951
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class R shares. Separate service plan provides for payment to financial

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $39,817 in distribution fees payable to PFD at January 31, 2016.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2016, CDSC's in the amount of $24,611 were paid to PFD.

5. Forward Foreign Currency Contracts

At July 31, 2016, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract. The average value of forward foreign currency contracts open during the year ended July 31, 2016 was $(300,303). There were no open forward foreign currency contracts at July 31, 2016.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2016, the Fund had no borrowings under the credit facility.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 67

7.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2016, was as follows:

----------------------------------------------------------------------------------------------------
                                                      Foreign
Statement of             Interest      Credit         Exchange        Equity              Commodity
Assets and Liabilities   Rate Risk     Risk           Rate Risk       Risk                Risk
----------------------------------------------------------------------------------------------------
Liabilities
 Futures contracts*      $--           $--            $170,641        $1,602,647          $      --
----------------------------------------------------------------------------------------------------
   Total Value           $--           $--            $170,641        $1,602,647          $      --
====================================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2016, was as follows:

--------------------------------------------------------------------------------------------------
                                                      Foreign
Statement of             Interest      Credit         Exchange       Equity             Commodity
Operations               Rate Risk     Risk           Rate Risk      Risk               Risk
--------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts       $(53,250)     $     --       $ 119,622      $ 5,907,288        $ --
 Written options               --            --              --          769,286          --
 Swap contracts                --       159,430              --               --          --
 Forward foreign
   currency
   contracts**                 --            --         (42,452)              --          --
--------------------------------------------------------------------------------------------------
   Total Value           $(53,250)     $159,430       $  77,170      $ 6,676,574        $ --
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                      Foreign
Statement of             Interest      Credit         Exchange       Equity             Commodity
Operations               Rate Risk     Risk           Rate Risk      Risk               Risk
--------------------------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $     --      $     --       $(431,022)     $(1,361,241)       $ --
 Written options               --            --              --          238,360          --
 Swap contracts                --        61,113              --               --          --
 Forward foreign
  currency
  contracts**                  --            --             146               --          --
--------------------------------------------------------------------------------------------------
  Total Value            $     --      $ 61,113       $(430,876)     $(1,122,881)       $ --
==================================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Multi-Asset Income Fund (the "Fund"), one of the funds constituting Pioneer Series Trust IV, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended July 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated September 24, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
September 28, 2016

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 14.97%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 44.37%.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 71

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service            Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)         Trustee since 2011. Serves   Private investor (2004 - 2008 and 2013 -     Director, Broadridge
Chairman of the Board        until a successor trustee    present); Chairman (2008 - 2013) and Chief   Financial Solutions, Inc.
and Trustee                  is elected or earlier        Executive Officer (2008 - 2012), Quadriserv, (investor communications
                             retirement or removal.       Inc. (technology products for securities     and securities processing
                                                          lending industry); and Senior Executive      provider for financial
                                                          Vice President, The Bank of New York         services industry) (2009
                                                          (financial and securities services) (1986 -  - present); Director,
                                                          2004)                                        Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner,
                                                                                                       New Jersey State Civil
                                                                                                       Service Commission (2011
                                                                                                       - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)           Trustee since 2011. Serves   Managing Partner, Federal City Capital       Director of New York
Trustee                      until a successor trustee    Advisors (corporate advisory services        Mortgage Trust
                             is elected or earlier        company) (1997 - 2004 and 2008 - present);   (publicly-traded mortgage
                             retirement or removal.       Interim Chief Executive Officer, Oxford      REIT) (2004 - 2009, 2012
                                                          Analytica, Inc. (privately-held research     - present); Director of
                                                          and consulting company) (2010); Executive    The Swiss Helvetia Fund,
                                                          Vice President and Chief Financial Officer,  Inc. (closed-end fund)
                                                          I-trax, Inc. (publicly traded health care    (2010 - present);
                                                          services company) (2004 - 2007); and         Director of Oxford
                                                          Executive Vice President and Chief           Analytica, Inc. (2008 -
                                                          Financial Officer, Pedestal Inc.             present); and Director of
                                                          (internet-based mortgage trading company)    Enterprise Community
                                                          (2000 - 2002); Private consultant (1995 -    Investment, Inc.
                                                          1997), Managing Director, Lehman Brothers    (privately-held
                                                          (investment banking firm) (1992 - 1995); and affordable housing finance
                                                          Executive, The World Bank (1979 - 1992)      company) (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)    Trustee since 2011. Serves   William Joseph Maier Professor of Political  Trustee, Mellon
Trustee                      until a successor trustee    Economy, Harvard University (1972 -          Institutional Funds
                             is elected or earlier        present)                                     Investment Trust and
                             retirement or removal.                                                    Mellon Institutional
                                                                                                       Funds Master Portfolio
                                                                                                       (oversaw 17 portfolios in
                                                                                                       fund complex) (1989 -
                                                                                                       2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service            Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)    Trustee since 2011. Serves   Founding Director, Vice President and        None
Trustee                      until a successor trustee    Corporate Secretary, The Winthrop Group,
                             is elected or earlier        Inc. (consulting firm) (1982 - present);
                             retirement or removal.       Desautels Faculty of Management, McGill
                                                          University (1999 - present); and Manager of
                                                          Research Operations and Organizational
                                                          Learning, Xerox PARC, Xerox's advance
                                                          research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)     Trustee since 2011. Serves   President and Chief Executive Officer,       Director of New America
Trustee                      until a successor trustee    Newbury Piret Company (investment banking    High Income Fund, Inc.
                             is elected or earlier        firm) (1981 - present)                       (closed-end investment
                             retirement or removal.                                                    company) (2004 -
                                                                                                       present); and Member,
                                                                                                       Board of Governors,
                                                                                                       Investment Company
                                                                                                       Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)       Trustee since 2014. Serves   Consultant (investment company services)     None
Trustee                      until a successor trustee    (2012 - present); Executive Vice President,
                             is elected or earlier        BNY Mellon (financial and investment company
                             retirement or removal.       services) (1969 - 2012); Director, BNY
                                                          International Financing Corp. (financial
                                                          services) (2002 - 2012); and Director,
                                                          Mellon Overseas Investment Corp. (financial
                                                          services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                        Other Directorships
Position Held with the Fund  Length of Service           Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*      Trustee since 2014. Serves  Director and Executive Vice President (since  None
Trustee                      until a successor trustee   2008) and Chief Investment Officer, U.S.
                             is elected or earlier       (since 2010) of PIM-USA; Executive Vice
                             retirement or removal.      President of Pioneer (since 2008); Executive
                                                         Vice President of Pioneer Institutional
                                                         Asset Management, Inc. (since 2009); and
                                                         Portfolio Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 75

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                         Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**     Advisory Trustee since 2014. Chief Investment Officer, 1199 SEIU Funds     Trustee of Pioneer
Advisory Trustee                                         (healthcare workers union pension funds)      closed-end investment
                                                         (2001 - present); Vice President -            investment companies (5
                                                         International Investments Group, American     portfolios) (Sept. 2015 -
                                                         International Group, Inc. (insurance          present)
                                                         company) (1993 - 2001); Vice President
                                                         Corporate Finance and Treasury Group,
                                                         Citibank, N.A. (1980 - 1986 and 1990 -
                                                         1993); Vice President - Asset/Liability
                                                         Management Group, Federal Farm Funding
                                                         Corporation (government-sponsored issuer of
                                                         debt securities) (1988 - 1990); Mortgage
                                                         Strategies Group, Shearson Lehman Hutton,
                                                         Inc. (investment bank) (1987 - 1988); and
                                                         Mortgage Strategies Group, Drexel Burnham
                                                         Lambert, Ltd. (investment bank) (1986 -
                                                         1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                         Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                          Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)          Since 2014. Serves at the    Chair, Director, CEO and President of         Trustee of Pioneer
President and               discretion of the Board.     Pioneer Investment Management-USA (since      closed-end investment
Chief Executive Officer                                  September 2014); Chair, Director, CEO and     companies (5 portfolios)
                                                         President of Pioneer Investment Management,   (Sept. 2015 - present)
                                                         Inc. (since September 2014); Chair,
                                                         Director, CEO and President of Pioneer Funds
                                                         Distributor, Inc. (since September 2014);
                                                         Chair, Director, CEO and President of
                                                         Pioneer Institutional Asset Management, Inc.
                                                         (since September 2014); and Chair, Director,
                                                         and CEO of Pioneer Investment Management
                                                         Shareholder Services, Inc. (since September
                                                         2014); Managing Director, Morgan Stanley
                                                         Investment Management (2010 - 2013); and
                                                         Director of Institutional Business, CEO of
                                                         International, Eaton Vance Management (2005
                                                         - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)  Since 2011. Serves at the    Vice President and Associate General Counsel  None
Secretary and               discretion of the Board.     of Pioneer since January 2008; Secretary and
Chief Legal Officer                                      Chief Legal Officer of all of the Pioneer
                                                         Funds since June 2010; Assistant Secretary
                                                         of all of the Pioneer Funds from September
                                                         2003 to May 2010; and Vice President and
                                                         Senior Counsel of Pioneer from July 2002 to
                                                         December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)      Since 2011. Serves at the    Fund Governance Director of Pioneer since     None
Assistant Secretary         discretion of the Board.     December 2006 and Assistant Secretary of all
                                                         the Pioneer Funds since June 2010; Manager -
                                                         Fund Governance of Pioneer from December
                                                         2003 to November 2006; and Senior Paralegal
                                                         of Pioneer from January 2000 to November
                                                         2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)           Since 2011. Serves at the    Senior Counsel of Pioneer since May 2013 and  None
Assistant Secretary         discretion of the Board.     Assistant Secretary of all the Pioneer Funds
                                                         since June 2010; and Counsel of Pioneer from
                                                         June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)        Since 2011. Serves at the    Vice President - Fund Treasury of Pioneer;    None
Treasurer and Chief         discretion of the Board.     Treasurer of all of the Pioneer Funds since
Financial                                                March 2008; Deputy Treasurer of Pioneer from
and Accounting Officer                                   March 2004 to February 2008; and Assistant
                                                         Treasurer of all of the Pioneer Funds from
                                                         March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and               Term of Office and                                                        Other Directorships
Position Held with the Fund Length of Service            Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)       Since 2011. Serves at the    Director - Fund Treasury of Pioneer; and     None
Assistant Treasurer         discretion of the Board.     Assistant Treasurer of all of the Pioneer
                                                         Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)          Since 2011. Serves at the    Fund Accounting Manager - Fund Treasury of   None
Assistant Treasurer         discretion of the Board.     Pioneer; and Assistant Treasurer of all of
                                                         the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)       Since 2011. Serves at the    Fund Administration Manager - Fund Treasury  None
Assistant Treasurer         discretion of the Board.     of Pioneer since November 2008; Assistant
                                                         Treasurer of all of the Pioneer Funds since
                                                         January 2009; and Client Service Manager -
                                                         Institutional Investor Services at State
                                                         Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)        Since 2011. Serves at the    Chief Compliance Officer of Pioneer and of   None
Chief Compliance Officer    discretion of the Board.     all the Pioneer Funds since March 2010;
                                                         Chief Compliance Officer of Pioneer
                                                         Institutional Asset Management, Inc. since
                                                         January 2012; Chief Compliance Officer of
                                                         Vanderbilt Capital Advisors, LLC since July
                                                         2012: Director of Adviser and Portfolio
                                                         Compliance at Pioneer since October 2005;
                                                         and Senior Compliance Officer for Columbia
                                                         Management Advisers, Inc. from October 2003
                                                         to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)        Since 2011. Serves at the    Director - Transfer Agency Compliance of     None
Anti-Money Laundering       discretion of the Board.     Pioneer and Anti-Money Laundering Officer of
Officer                                                  all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 79

                           This page for your notes.

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 81

                           This page for your notes.

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

                           This page for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16 83

                           This page for your notes.

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 25962-04-0916





ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $91,957 payable to Deloitte & Touche LLP for the year ended
July 31, 2016 and $130,877 for the year ended July 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $17,556
payable to Deloitte & Touche LLP for the year ended
July 31, 2016 and $24,600 for the year ended July 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,556 payable to Deloitte & Touche LLP for the year ended
July 31, 2016 and $24,600 for the year ended July 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 29, 2016

* Print the name and title of each signing officer under his or her signature.